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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Calgon Carbon Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CALGON CARBON CORPORATION        400 CALGON CARBON DRIVE        PITTSBURGH, PA 15205

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Calgon Carbon Corporation (the "Company") at 9:30 a.m., Eastern Time, on Wednesday, May 7, 2014 at the principal executive office of the Company, located at 400 Calgon Carbon Drive, Pittsburgh, Pennsylvania 15205.

Information about the business to be considered and voted upon at the meeting and the nominees for election as Directors is set forth in the notice of the meeting and the Proxy Statement, which are attached. This year you are asked to: (i) elect three Directors, (ii) ratify the appointment of the independent registered public accounting firm for 2014, (iii) vote on an advisory basis on executive compensation (which vote shall be non-binding), and (iv) approve the Amended and Restated Calgon Carbon Corporation 2008 Equity Incentive Plan.

It is important that your shares be represented at the meeting. Even if you plan to attend the meeting in person, we hope that you will send a proxy voting on the matters to be considered, as instructed in the Notice of Internet Availability of Proxy Materials, as promptly as possible. You may also request a paper proxy card to submit your vote by mail, if you prefer.

Very truly yours,

Seth E. Schofield	Randall S. Dearth
Chairman of the Board	President and Chief Executive Officer
March 25, 2014

CALGON CARBON CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Calgon Carbon Corporation (the "Company") will be held at the principal executive office of the Company, located at 400 Calgon Carbon Drive, Pittsburgh, Pennsylvania 15205, on Wednesday, May 7, 2014 at 9:30 a.m., Eastern Time, for the following purposes:

  (1)
  To elect three Directors (Proposal 1);

  (2)
  To ratify the appointment of the independent registered public accounting firm of the Company for 2014 (Proposal 2);

  (3)
  To vote on an advisory basis on executive compensation (which vote shall be non-binding) (Proposal 3);

  (4)
  To approve the Amended and Restated Calgon Carbon Corporation 2008 Equity Incentive Plan (Proposal 4); and

  (5)
  To transact such other business as may properly come before the meeting.

Please refer to the accompanying Proxy Statement for a description of the matters to be considered and voted upon at the meeting.

Holders of record of the Company's common stock, par value $0.01 per share, as of the close of business on March 13, 2014 are entitled to notice of, and to vote at, the meeting and/or postponements or adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Stockholders' Meeting. The Company is mailing to many of its stockholders a Notice of Internet Availability of Proxy Materials, rather than mailing a full paper set of the materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access the Company's proxy materials on the Internet, as well as instructions on obtaining a paper copy. All stockholders who do not receive such a Notice of Internet Availability of Proxy Materials, including stockholders who have previously requested to receive a paper copy of the materials, will receive a full set of paper proxy materials by U.S. mail. This process will reduce the Company's costs to print and distribute its proxy materials.

Voting by the Internet or telephone is fast and convenient, and each vote is immediately confirmed and tabulated. If a stockholder receives a paper copy of the proxy materials, the stockholder may also vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose. By using the Internet or telephone the stockholders can help the Company reduce postage and proxy tabulation costs.

Richard D. Rose Senior Vice President, General Counsel and Secretary
March 25, 2014

CALGON CARBON CORPORATION

PROXY STATEMENT

Exhibit A:	Amended and Restated Calgon Carbon Corporation 2008 Equity Incentive Plan	A-1

CALGON CARBON CORPORATION

PROXY STATEMENT

Annual Meeting of Stockholders

May 7, 2014

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting
to be held on May 7, 2014

The 2014 Proxy Statement and the Annual Report to Stockholders for the year ended
December 31, 2013 are available for viewing at http://www.cfpproxy.com/7173.
To vote by Internet, go to http://www.rtcoproxy.com/ccc and follow the instructions.

The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Calgon Carbon Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at 9:30 a.m., Eastern Time, on Wednesday, May 7, 2014 at the principal executive office of the Company, located at 400 Calgon Carbon Drive, Pittsburgh, Pennsylvania 15205 and any postponements or adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders sets forth the purposes of the meeting.

The accompanying proxy may be revoked at any time before its exercise by giving written notice of revocation to the Secretary of the Company. The shares represented by proxies in the form solicited by the Board will be voted at the meeting. If a choice is specified on the proxy with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with that specification. If no choice is specified, the shares will be voted as stated below in this Proxy Statement. If, however, you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may be treated as "broker non-votes." Generally, broker non-votes occur when a broker is not permitted to vote on a particular matter without instructions from the beneficial owner and instructions have not been given. Brokers that have not received voting instructions from their clients cannot vote on their clients' behalf on "non-routine" proposals, such as the election of Directors, executive compensation matters and approval of the Amended and Restated Calgon Carbon Corporation 2008 Equity Incentive Plan, although they may vote their clients' shares on "routine" proposals, such as the ratification of the independent registered public accounting firm. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

It is expected that the Notice of Internet Availability of Proxy Materials will first be mailed to stockholders, and that this Proxy Statement and the accompanying form of proxy will first be available to stockholders, on or about March 25, 2014. The Company's Annual Report to Stockholders for 2013 will also be available on or about March 25, 2014, but does not form a part of the proxy soliciting material. The cost of soliciting proxies will be borne by the Company. Following the original mailing of the proxy soliciting material, regular employees of the Company may solicit proxies in person or by mail, telephone, and/or electronic means. The Company may hire a proxy solicitation firm or may request brokerage houses and other nominees or fiduciaries to forward copies of the proxy soliciting material and the 2013 Annual Report to Stockholders to beneficial owners of the stock held in their names, and the Company would reimburse them for reasonable out-of-pocket expenses incurred in doing so.

VOTING SECURITIES AND RECORD DATE

Holders of the Company's common stock, par value $0.01 per share (the "Common Stock"), of record as of the close of business on March 13, 2014 are entitled to receive notice of and to vote at the meeting and any postponements or adjournments thereof. At the record date, the Company had outstanding 53,747,397 shares of Common Stock, the holders of which are entitled to one vote per share. The Company does not have cumulative voting.

 SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Management

The following table shows the number of shares of Common Stock beneficially owned as of March 5, 2014 by (i) each Director of the Company, (ii) each nominee for Director, (iii) the named executive officers of the Company in the Summary Compensation Table (Randall S. Dearth, Stevan R. Schott, Robert P. O'Brien, Richard D. Rose, Gail A. Gerono, and Allan Singleton), and (iv) by all current Directors and executive officers of the Company as a group. The Company has stock ownership guidelines for its executive officers which are described under "Stock Ownership Policy" on page 27 of this Proxy Statement. Unless otherwise indicated in the footnotes to the table, each person named and all Directors and executive officers as a group have sole voting power and sole investment power with respect to the shares. As used herein, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, and/or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, the security). A person is deemed to have "beneficial ownership" of any security that the person has the right to acquire within 60 days of March 5, 2014.

Name of Beneficial Owner	Number of Shares(1)	Percent of Class
J. Rich Alexander	17,382	*
William J. Lyons(2)	42,630	*
Louis S. Massimo	13,858	*
William R. Newlin(3)	234,713	*
John J. Paro	2,690	*
Julie S. Roberts(2)	72,310	*
Timothy G. Rupert	51,333	*
Seth E. Schofield(4)	34,490	*
Donald C. Templin(2)	9,358	*
Randall S. Dearth(2)	105,028	*
Stevan R. Schott	41,053	*
Robert P. O'Brien(5)	183,953	*
Richard D. Rose(2)(6)	35,992	*
Gail A. Gerono	101,994	*
Allan Singleton	3,389	*
All current Directors and executive officers as a group (15 persons)(2)(3)(4)(5)(6)	950,360	1.76%

*
Less than 1%.

(1)
Includes (i) options for 27,820 shares in the case of Ms. Roberts and 16,051 shares in the case of each of Messrs. Newlin and Rupert, granted under the Company's 1993 Non-Employee Directors' Stock Option Plan; (ii) 7,883 shares of restricted stock in the case of each of Messrs. Alexander, Lyons, Newlin, Rupert, and Schofield and Ms. Roberts, 3,858 shares of restricted stock in the case of each of Messrs. Massimo and Templin, and 2,690 shares of restricted stock in the case of Mr. Paro; (iii) 55,547 shares underlying unexercised options and 29,023 time-vesting restricted shares in the case of Mr. Dearth; 23,737 shares underlying unexercised options and 4,028 time-vesting restricted shares in the case of Mr. Schott; 55,523 shares underlying unexercised options and 6,520 time-vesting restricted shares in the case of Mr. O'Brien; 16,036 shares underlying unexercised options and 3,289 time-vesting restricted shares in the case of Mr. Rose; 16,986 shares underlying unexercised options and 1,364 time-vesting restricted shares in the case of Ms. Gerono; and 2,101 shares underlying unexercised options and 636 time-vesting restricted shares in the case of Mr. Singleton, granted under the Company's stock plans; and (iv) 229,857 shares underlying unexercised options and 102,666 time-vesting restricted shares in the case of all current Directors and executive officers as a group, in each case granted under the aforementioned plans. The "percent of class" set forth above for any individual and the group (but not for the other individuals listed above) is computed as though such shares optioned to such individual or the group, as the case may be, were outstanding.

(2)
Includes 34,747 shares as to which Mr. Lyons shares voting and investment power with his wife; 36,607 shares as to which Ms. Roberts shares voting and investment power with her husband; 5,500 shares as to which Mr. Templin shares voting and investment power with his wife; 17,763 shares as to which Mr. Dearth shares voting and investment power with his wife; and 1,000 shares as to which Mr. Rose shares voting and investment power with his wife.

(3)
Includes 43,708 shares held indirectly by Mr. Newlin through a retirement plan, 3,500 shares held indirectly by Mr. Newlin through a grantor trust, and 83,133 shares pledged by Mr. Newlin as collateral for a business loan.

(4)
Mr. Schofield's term as Director will expire at the Annual Meeting of Stockholders and he is not standing for re-election.

(5)
Includes 6,930 shares held by Mr. O'Brien under the Company's defined contribution plan.

(6)
Includes 1,500 shares held indirectly by Mr. Rose in an IRA.

Other Beneficial Owners

The following table sets forth each person or entity that may be deemed to have beneficial ownership of more than 5% of our outstanding Common Stock based on information that was available to the Company as of March 5, 2014.

	Beneficial Ownership of Common Stock
Name and Address	Number of Shares	Percent of Class
Shapiro Capital Management LLC ("Shapiro") 3060 Peachtree Road, Suite 1555 N.W. Atlanta, Georgia 30305	4,965,626	9.09%

Samuel R. Shapiro

The foregoing information is taken from a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 11, 2014 by Shapiro and Samuel R. Shapiro, the chairman, a director and majority shareholder of Shapiro. The filing states that Shapiro has sole voting power with respect to 4,449,176 shares, shared voting power with respect to 516,450 shares and sole dispositive power with respect to all 4,965,626 shares. According to the Schedule 13G, Mr. Shapiro, by virtue of his position with Shapiro, exercises dispositive power over all of the shares and therefore may be deemed to be the beneficial owner of such shares.

	Beneficial Ownership of Common Stock
Name and Address	Number of Shares	Percent of Class
BlackRock, Inc. ("BlackRock") 40 East 52nd Street New York, NY 10022	4,830,780	8.8%

The foregoing information is taken from a Schedule 13G/A filed with the SEC on January 28, 2014 by BlackRock and its subsidiaries. The filing states that BlackRock has sole voting power with respect to 4,657,287 shares and sole dispositive power with respect to 4,830,780 shares.

	Beneficial Ownership of Common Stock
Name and Address	Number of Shares	Percent of Class
Starboard Value LP 830 Third Avenue, 3rd Floor New York, New York 10022	3,937,100	7.2%

Starboard Value and Opportunity Master Fund Ltd
Starboard Value and Opportunity S LLC
Starboard Value and Opportunity C LP
Starboard Value R LP
Starboard Value R GP LLC
Starboard Value GP LLC
Starboard Principal Co LP
Starboard Principal Co GP LLC
Jeffrey C. Smith
Mark R. Mitchell
Peter A. Feld

The foregoing information is taken from a Schedule 13D/A filed with the SEC on February 14, 2014 by Starboard Value LP, Starboard Value and Opportunity Master Fund Ltd, Starboard Value and Opportunity S LLC, Starboard Value and Opportunity C LP, Starboard Value R LP, Starboard Value R GP LLC, Starboard Value GP LLC, Starboard Principal Co LP, Starboard Principal Co GP LLC, Jeffrey C. Smith, Mark R. Mitchell, and Peter A. Feld. The filing states that Starboard Value and Opportunity Master Fund Ltd has sole voting power and sole dispositive power with respect to 2,196,941 shares; Starboard Value and Opportunity S LLC has sole voting power and sole dispositive power with respect to 523,967 shares; Starboard Value and Opportunity C LP has sole voting power and sole dispositive power with respect to 251,543 shares; Starboard Value R LP has sole voting power and sole dispositive power with respect to 251,543 shares; Starboard Value R GP LLC has sole voting power and sole dispositive power with respect to 251,543 shares; Starboard Value GP LLC has sole voting power and sole dispositive power with respect to 3,937,100 shares; Starboard Principal Co LP has sole voting power and sole dispositive power with respect to 3,937,100 shares; Starboard Principal Co GP LLC has sole voting power and sole dispositive power with respect to 3,937,100 shares; Jeffrey C. Smith has shared voting power and shared dispositive power with respect to 3,937,100 shares; Mark R. Mitchell has shared voting power and shared dispositive power with respect to 3,937,100 shares; and Peter A. Feld has shared voting power and shared dispositive power with respect to 3,937,100 shares. According to the Schedule 13D/A, Starboard Value LP, as the investment manager of Starboard Value and Opportunity Master Fund Ltd, Starboard Value and Opportunity C LP and of certain managed accounts (the "Starboard Value LP Accounts") and the manager of Starboard Value and Opportunity S LLC, may be deemed the beneficial owner of the shares owned by Starboard Value and Opportunity Master Fund Ltd, Starboard Value and Opportunity C LP and Starboard Value and Opportunity S LLC and the shares held in the Starboard Value LP Accounts (the "Starboard Shares"); Starboard Value R LP, as the general partner of Starboard Value and Opportunity C LP, may be deemed the beneficial owner of the shares owned by Starboard Value and Opportunity C LP; Starboard Value R GP LLC, as the general partner of Starboard Value R LP, may be deemed the beneficial owner of the shares owned by Starboard Value and Opportunity C LP; Starboard Value GP LLC, as the general partner of Starboard Value LP, may be deemed the beneficial owner of the Starboard Shares; Starboard Principal Co LP, as a member of Starboard Value GP LLC, may be deemed the beneficial owner of the Starboard Shares; Starboard Principal Co GP LLC, as the general partner of Starboard Principal Co LP, may be deemed the beneficial owner of the Starboard Shares; and each of Messrs. Smith, Mitchell and Feld, as a member of Starboard Principal Co GP LLC and as a member of each of the Management

Committee of Starboard Value GP LLC and the Management Committee of Starboard Principal Co GP LLC, may be deemed the beneficial owner of the Starboard Shares.

	Beneficial Ownership of Common Stock
Name and Address	Number of Shares	Percent of Class
The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Blvd. Malvern, PA 19355	3,690,009	6.75%

Vanguard Fiduciary Trust Company
Vanguard Investments Australia, Ltd.

The foregoing information is taken from a Schedule 13G/A filed with the SEC on February 11, 2014 by Vanguard and its subsidiaries. The filing states that Vanguard has sole voting power with respect to 80,349 shares, sole dispositive power with respect to 3,614,160 shares and shared dispositive power with respect to 75,849 shares. According to the Schedule 13G/A, Vanguard Fiduciary Trust Company, a subsidiary of Vanguard, is the beneficial owner of 75,849 shares, as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., a subsidiary of Vanguard, is the beneficial owner of 4,500 shares, as a result of its serving as investment manager of Australian investment offerings.

	Beneficial Ownership of Common Stock
Name and Address	Number of Shares	Percent of Class
RHJ International SA ("RHJ") Avenue Louise 326 1050 Brussels, Belgium	2,738,506	5.1%

Kleinwort Benson Group Limited
Kleinwort Benson Investors Dublin Limited

The foregoing information is taken from a Schedule 13G filed with the SEC on March 5, 2014 by RHJ and its subsidiaries. The filing states that each of RHJ, Kleinwort Benson Group Limited and Kleinwort Benson Investors Dublin Limited have shared voting power and shared dispositive power with respect to all 2,738,506 shares.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

As provided by the laws of the State of Delaware, the Company's state of incorporation, the business and affairs of the Company are overseen by the Company's Board of Directors (the "Board"). In accordance with Delaware law, the Board has established three standing committees to which it has delegated certain of its responsibilities: (i) the Compensation Committee, (ii) the Audit Committee and (iii) the Governance Committee. A current copy of each committee's charter is available to stockholders at the Company's website at www.calgoncarbon.com.

Compensation Committee.    The Compensation Committee currently consists of four directors: Messrs. Rupert (Chairperson), Alexander and Massimo, and Ms. Roberts. Our Board has affirmatively determined that each member of the Compensation Committee is "independent" under the listing standards of the New York Stock Exchange ("NYSE") regarding independence and qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code, as amended. The duties and responsibilities of the Compensation Committee are set forth in its written charter. The Compensation Committee is responsible for determining and implementing the Company's general policies with respect to the compensation of its executive officers. The Compensation Committee determines the base salary payable to each executive officer, as well as the short-term cash incentive, if any, payable to each executive officer, and to certain key employees, pursuant to the Company's incentive compensation plans or otherwise. The Compensation Committee's other duties include evaluating the post-service arrangements with the executive officers; approving the report on executive compensation to be included in the Company's annual proxy statement; reviewing and discussing with management the Compensation Discussion and Analysis to be included in the Company's annual proxy statement; and the creation, amendment and termination of certain employee benefit plans. The Compensation Committee also administers the Company's 2008 Equity Incentive Plan, has the authority to make long-term incentive awards thereunder and is responsible for evaluating whether the executives have met their applicable performance levels thereunder, to the extent applicable. Other matters related to the compensation of executive officers and key employees, such as the terms of employment contracts and certain employee benefits, are also reviewed by the Compensation Committee.

Subject to the restrictions set forth in its charter and applicable law, the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. In addition, the Compensation Committee may delegate to Company officers or a committee of employees any of its responsibilities with respect to non-equity based plans including, but not limited to, plans created pursuant to the Employee Retirement Income Security Act of 1974 and employment practices created consistent with the various state laws.

The Compensation Committee directly engages an outside compensation consultant, Pay Governance LLC ("Pay Governance"), to provide advice and recommendations on the amount and form of executive and director compensation. The compensation consultants from Pay Governance report directly to the Compensation Committee. The Compensation Committee has determined that Pay Governance is independent from the Company and its management. The Compensation Committee's decision to hire Pay Governance was not made or recommended by Company management.

Audit Committee.    The Audit Committee currently consists of three directors: Messrs. Lyons (Chairperson), Paro and Templin. Our Board has affirmatively determined that each member of the Audit Committee is "independent" under the listing standards of the NYSE regarding independence and the heightened independence standards adopted by the SEC for audit committees. The Board has also determined that each member of the Audit Committee is financially literate. Additionally, Messrs. Lyons, Paro and Templin have been designated by the Board as the Audit Committee's "financial experts," as required by the Sarbanes-Oxley Act of 2002 and the SEC regulations promulgated thereunder.

The Audit Committee assists the Board in overseeing the Company's financial reporting processes. The duties and responsibilities of the Audit Committee are set forth in its written charter. The Audit

Committee's duties and responsibilities include making annual recommendations to the Board regarding the selection (subject to stockholder ratification) of our independent registered public accounting firm; approving the audit and non-audit fees and services of our independent registered public accounting firm; determining the independence of the independent registered public accounting firm; reviewing annually the report of the independent registered public accounting firm; reviewing annually the scope of the independent registered public accounting firm's audit; meeting periodically with the independent registered public accounting firm and management; reviewing the Company's systems of internal accounting and financial controls and disclosure controls and procedures, and determining whether they are functioning adequately and reliably; assessing the performance and scope of internal audit services; reviewing and discussing with management the audited annual and quarterly financial statements of the Company and the Company's SEC filings; reviewing and discussing with management the form and content of the notes to the financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Annual Report on Form 10-K; receiving and reviewing reports from management regarding compliance with corporate policies dealing with business conduct; reviewing business expense reporting; reviewing the Company's contingency plans in the event of a failure of its information technology systems; investigating and reporting to the Board as to any alleged breach of law or of the Company's internal policies which is brought to its attention; reviewing the audit reports of the Company's benefit plans; preparing the Audit Committee's report for inclusion in the Company's annual proxy statement; establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing and the confidentiality thereof; and overseeing the Risk Management Committee, which is more fully described below under "Board's Leadership Structure and Role in Risk Management." Each year, the Audit Committee evaluates the performance of the independent registered public accounting firm and recommends to the Board the retention or, if appropriate, replacement of the independent registered public accounting firm. The Audit Committee also carries out other assignments given to it from time to time by the Board.

Governance Committee.    The Governance Committee currently consists of three directors: Messrs. Alexander (Chairperson) and Newlin and Ms. Roberts. Our Board has affirmatively determined that each member of the Governance Committee is "independent" under the listing standards of the NYSE regarding independence. The duties and responsibilities of the Governance Committee are set forth in its written charter. The Governance Committee is responsible for the functioning of the Board and its committees, with the goal of causing the Board and its committees to satisfactorily address the major issues related to the performance and well-being of the Company. Among the duties of the Governance Committee is to review the size and composition of the Board and to make recommendations with respect to nominations for election or appointment of Directors and the fees, including cash and equity, to be paid to Directors. The Governance Committee has responsibility for reviewing, with the Board if appropriate, the Company's executive management succession plans. The Governance Committee also periodically reviews legislative and regulatory issues affecting the Company as well as public interest issues identified by management as likely to affect the Company.

In making its recommendations with respect to potential director nominees, the Governance Committee considers, among other things, the following qualifications which are set forth in our Corporate Governance Guidelines—the nominee's business or professional experience, their integrity and judgment, their records of public service, their ability to devote sufficient time to the affairs of the Company, the diversity of backgrounds and experience they will bring to the Board, and the needs of the Company. The Governance Committee also believes that all nominees should be individuals of substantial accomplishment with demonstrated leadership capabilities. The Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying nominees for Director.

The Governance Committee will principally solicit suggestions from current Directors to identify potential candidates for Director, using the criteria described above. The Governance Committee may also employ the assistance of a search firm. The Governance Committee will consider nominees recommended by stockholders and it will evaluate stockholder nominees on the same basis as all other nominees. Section 1.08 of our by-laws describes the process by which stockholders may submit director nominations. The Governance Committee will consider stockholder-recommended nominees with the same weight as others.

Procedures for Submitting Stockholder Nominees for the Board of Directors

The procedures for a stockholder to nominate a director include the following:

  •
  The stockholder must have given timely written notice, in proper form, to the Secretary of the Company including, without limitation, the stockholder's name and address. To be timely, the notice must have been received no earlier than 120 days prior to and no later than 60 days prior to the anniversary of the preceding year's proxy statement for the annual meeting held in the previous year.

  •
  The notice must set forth the name and address of the stockholder making the nomination (or of the beneficial owner on whose behalf the nomination is being made) and the class and number of shares of the Company beneficially owned by such person.

  •
  The notice must set forth in reasonable detail information concerning the nominee and must include all information relating to a nominee that would be required to be disclosed in a proxy statement or other filings.

  •
  The notice must include a representation that the stockholder making the nomination intends to appear in person or by proxy at the meeting to present the nomination.

  •
  The notice must include the consent of the nominee to serve as a director of the Company if elected.

Director Resignation Policy

Our Corporate Governance Guidelines include a requirement that in an uncontested election of Directors, any director who receives a greater number of votes "withheld" from his or her election than votes "for" his or her election will, within five days following the certification of the stockholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the Governance Committee. The Governance Committee is then required to make a recommendation to the Board as to whether it should accept such resignation. Thereafter, the Board is required to decide whether to accept such resignation and disclose its decision-making process in a Form 8-K filed with the SEC. In contested elections, the required vote for director elections would be a plurality of votes cast.

Board and Committee Meetings

During 2013, the Compensation Committee held four regular meetings, the Governance Committee held two regular meetings and two special telephonic meetings, the Audit Committee held five regular meetings, and the Executive Committee, which was dissolved following the 2013 Annual Meeting, did not meet. The Board held five regular meetings, four special telephonic meetings and executed two written consents in lieu of a meeting during 2013. All of the Company's directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board held during the period for which he or she has been a Director and (2) the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served as a Director.

The Corporate Governance Guidelines of the Company state that all Directors are expected to attend each Annual Meeting of Stockholders, as well as Board and applicable committee meetings, except in unavoidable circumstances. All nine Directors who were members of the Board at the time attended the 2013 Annual Meeting of Stockholders.

Board's Leadership Structure and Role in Risk Management

Although the Board has no fixed policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer, Mr. Schofield currently serves as the Chairman of the Board and Mr. Dearth serves as the Company's President and Chief Executive Officer. The Board believes that the Company and its stockholders benefit from the leadership, judgment, and experience of the Chairman of the Board, Mr. Schofield, and the President and Chief Executive Officer, Mr. Dearth, both of whom share a vision for the Company that is consistent with the Board's philosophy. As previously disclosed, Mr. Schofield will be retiring at the end of his current term as a Director and will step down as Chairman effective May 1, 2014. The Board has appointed Mr. Dearth to assume the role of Chairman of the Board (in addition to his current positions) at that time. The Board has appointed Mr. Rupert as the Company's independent Lead Director, effective May 1, 2014. The Board believes that Mr. Rupert is a strong advocate for the Company's stockholders and that he and Mr. Dearth will work well together.

The Company has established a Risk Management Committee, which consists of members of middle and upper management and is responsible for identifying risks to the Company, developing a plan to address those risks and overseeing the implementation of such plan and the mediation of additional risks as they arise. The Audit Committee has oversight responsibility for the Risk Management Committee, which includes an annual assurance that there is an Enterprise Risk Management Plan and risk assessment, periodic review of the progress against the Enterprise Risk Management Plan and assurance that the Board is aware of the risk assessment results and conclusions about risk tolerance and mitigation. Each year, the full Board receives a report on the progress of the Enterprise Risk Management Plan.

ELECTION OF DIRECTORS (Proposal 1)

The Board, acting pursuant to the by-laws of the Company, has determined that the number of Directors constituting the full Board shall be nine immediately following the Annual Meeting. The Board is to be divided into three classes of equal size. One such class is elected every year at the Annual Meeting for a term of three years.

The Board has, upon recommendation of the Governance Committee, nominated Randall S. Dearth, John J. Paro and Timothy G. Rupert for re-election as Directors for a term to expire in the Class of 2017, and each of them has agreed to serve if elected. Mr. Paro was appointed to the Board by the Board on August 1, 2013. The Company believes that when a new Director is appointed by the Board, that Director should stand for election at the next annual meeting. Mr. Paro was recommended as a Director candidate by another non-management Director. Messrs. Dearth, Paro and Rupert will hold office until the 2017 Annual Meeting of Stockholders, or until the Director's prior death, disability, resignation or removal. Proxies are solicited in favor of these nominees and will be voted for them unless otherwise specified.

If any nominee becomes unable or unwilling to serve as a Director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board.

Information concerning the nominees for Director and the other Directors who will continue in office after the meeting is set forth below. The Board has affirmatively determined that each of the Directors included below, other than Mr. Dearth, are "independent" under the listing standards of the NYSE regarding independence and our Company's Corporate Governance Guidelines.

Class of 2017 Director Nominees

Randall S. Dearth, age 50, has been a Director of the Company since November 2007. Mr. Dearth has been President and Chief Executive Officer of the Company since August 1, 2012 and, as such, he oversees all of the property, business, operations and affairs of the Company. From 2004 through July 2012, Mr. Dearth was President and Chief Executive Officer of LANXESS Corporation, a specialty chemicals company. Prior thereto, he was President and Chief Executive Officer of Bayer Chemicals Corp., a chemicals manufacturer. Mr. Dearth has been a director of Stepan Company, a global chemical solutions company, since April 2012.

John J. Paro, age 57, has been a Director of the Company since August 2013. Mr. Paro is the Chairman, President and Chief Executive Officer of The HallStar Company, a privately held, specialty chemical company headquartered in Chicago, IL, a position he has held since July 2009. From May 2006 to July 2009, Mr. Paro was the President and Chief Executive Officer of The Hallstar Company. The HallStar Company is an innovative chemistry solutions provider serving customers in the industrial and personal care markets on a global basis. Concurrent with his role at HallStar, Mr. Paro is a member of the Board of Directors of the American Chemistry Council. Mr. Paro brings to the Company's Board significant business experience in the chemistry industry. His directorship on the American Chemistry Council and role as an active chemical company CEO adds valuable diversity to the deliberations of the Company's Board.

Timothy G. Rupert, age 67, has been a Director of the Company since November 2005. Mr. Rupert retired in July 2007 from his position as President and Chief Executive Officer and a director of RTI International Metals, Inc., a titanium manufacturer, which he had held since 1999. Prior thereto, Mr. Rupert served as Executive Vice President and Chief Financial Officer of RTI International Metals, Inc. and was Director of Corporate Finance and held other financial positions with United States Steel Corporation, a steel manufacturer. Mr. Rupert is currently the President and Chief Executive Officer of the Foundation for IUP, a non-profit corporation which manages endowment and real estate assets. The Company believes that Mr. Rupert is qualified to serve on the Board due to his experience as the Chief Executive Officer of a company of similar size in the region. The Company believes that Mr. Rupert's familiarity with the challenges and realities of running a public company are extremely valuable to the Board.

Class of 2016 Directors

J. Rich Alexander, age 58, has been a Director of the Company since August 2009. Mr. Alexander has been an Operating Partner of Advent International Corporation, a global private equity firm, since February 2014. He has been a member of the Board of Directors of Allnex SARL, a portfolio company of Advent International, since being appointed as an Advisor to the firm in May 2013. Prior to that, Mr. Alexander was an Executive Vice President of PPG Industries, Inc., a global diversified manufacturer. He retired from PPG Industries in March of 2013. Until his retirement, Mr. Alexander oversaw PPG Industries' architectural coatings, fiber glass and flat glass businesses and its corporate functions for marketing, purchasing and distribution. He was also a member of PPG Industries, Inc.'s executive and operating committees and Chairman of the Board of Pacific Fiber Glass Co. From August 2010 to September 2011, Mr. Alexander was Executive Vice President Performance Coatings and Glass for PPG Industries, Inc. Mr. Alexander served as Senior Vice President, Performance Coatings for PPG Industries, Inc. from April 2005 to August 2010. The Company believes that Mr. Alexander's qualifications to sit on the Board include his extensive global experience in the Asia Pacific region with a focus in China, his experience managing global multi-billion dollar business units (including major corporate transactions) and his current experience with a global private equity company. In addition, the Company values Mr. Alexander's recent experience as an executive officer and member of the executive committee of a manufacturing company in the chemical industry, which the Company believes is representative of the challenges and desires of its customer base.

Louis S. Massimo, age 56, has been a Director of the Company since May 2013. Mr. Massimo served as the Executive Vice President and Chief Operating Officer of Arch Chemicals, Inc., a global biocides company, where he was responsible for the company's businesses as well as its information technology and SAP functions, from May 2007 until September 2009. Prior to that, Mr. Massimo served as Arch Chemicals, Inc.'s Executive Vice President and Chief Financial Officer, from February 2003 to May 2007 and as Vice President and Chief Financial Officer from February 1999 to February 2003. Concurrent with his role as Chief Financial Officer, he managed Arch Chemicals, Inc.'s HTH Water Products business. Mr. Massimo was nominated to the Board of Directors in 2013 in connection with the Company's execution of a Settlement Agreement dated March 11, 2013 with Starboard Value LP and certain of its affiliates. The Company believes Mr. Massimo's extensive experience in senior executive positions and managerial roles across a variety of industries provides invaluable oversight to the Board.

Donald C. Templin, age 50, has been a Director of the Company since May 2013. Mr. Templin has been the Senior Vice President and Chief Financial Officer of Marathon Petroleum Corporation, an oil refining and transportation fuels marketing company, since June 2011, and the Vice President, Chief Financial Officer and a Director of MPLX LP, a crude oil and refined products pipeline master limited partnership, since June 2012. Prior thereto, Mr. Templin was the managing partner of the Audit Practice for PricewaterhouseCoopers LLP, a registered public accounting firm, in Georgia, Alabama and Tennessee from 2009 to 2011, and in various audit partner and leadership roles since 1996. While at PricewaterhouseCoopers LLP, Mr. Templin had more than 25 years of experience providing auditing and advisory services to a wide variety of public companies. Mr. Templin formerly served as the Managing Partner of PricewaterhouseCoopers LLP in Kazakhstan and also participated in the International Service Program in PricewaterhouseCoopers LLP's World Office in London, England. Mr. Templin was nominated to the Board of Directors in 2013 in connection with the Company's execution of a Settlement Agreement dated March 11, 2013 with Starboard Value LP and certain of its affiliates. The Company believes that Mr. Templin's qualifications to sit on the Board include his extensive global experience and his financial acumen gained through serving a variety of multinational and public companies.

 Class of 2015

Julie S. Roberts, age 59, has been a Director of the Company since July 2000. Ms. Roberts has been Founder and President of JSRoberts Consulting, LLC, which provides CFO services and financial consulting to public and private organizations on a project, part-time or temporary basis, since July 2009. She retired in February of 2010 from Marriott International, Inc., a hospitality company, where she served as Vice President Finance, Global Finance Transformation since March 2005. Prior thereto, she was Chief Financial Officer of Marriott ExecuStay, a division of Marriott. Ms. Roberts joined Marriott after many years at USAirways where she was Vice President and Assistant to the Chairman, Vice President Reservations and Vice President Strategic and Financial Planning. In addition to her role with the Company, Ms. Roberts sits on the Board of Trustees of a Fortune 400 Family Trust ($1B) in New York, New York and Wilmington, Delaware. The Company believes that Ms. Roberts is qualified to sit on the Board in light of her many years of experience as a financial executive of two major publically traded corporations, including several years as a CFO of a subsidiary of one of the companies, and her many years of experience as an audit committee member of two publically traded companies and experience as audit committee chair.

William J. Lyons, age 65, has been a Director of the Company since 2008. In March 2013, Mr. Lyons retired from CONSOL Energy Inc. (provider of coal and natural gas) and remained a consultant until December 2013. Until his retirement, he served as Chief Financial Officer of CONSOL Energy Inc. since December 2000 and Chief Financial Officer of CNX Gas Corporation (provider of natural gas) since April 2008. He added the title of Executive Vice President of CONSOL Energy Inc. in May 2005 and of CNX Gas Corporation in January 2009. He was also a director of CNX Gas Corporation from October 2005 to January 2009. In May 2013, Mr. Lyons became a director of Meritor, Inc., a truck industry supplier listed on the New York Stock Exchange. In 2013, Mr. Lyons served as the trustee of the 1974 United Mines Workers of America Pension Trust, which oversaw $4.5 billion in assets. Mr. Lyons has also been a member of the Board of Directors of Duquesne University since 2005. Mr. Lyons holds a Master of Science in Accounting and is a Certified Public Accountant and a Certified Management Accountant. The Company believes that Mr. Lyons' experience in the coal industry and his knowledge of natural gas resources and other commodities qualifies him to sit on the Board, given the importance of such primary raw materials to the Company's production. Mr. Lyons' financial acumen is also valuable to the Board.

William R. Newlin, age 73, has been a Director of the Company since November 2005. Mr. Newlin has been the Chairman of Newlin Investment Company LLC, an investment company, since April 2007 and serves as a board member to several private technology companies. Prior thereto, he was the Executive Vice President and Chief Administrative Officer of Dick's Sporting Goods, Inc., a retailer. Prior to joining Dick's Sporting Goods, Inc., Mr. Newlin was Chairman and Chief Executive Officer of Buchanan Ingersoll & Rooney PC, a national law firm. Mr. Newlin is the Lead Director of Kennametal Inc., a tooling, engineered components and advanced materials supplier listed on the New York Stock Exchange, and a director (Lead Director for five years until February 2013) of Meritor, Inc., a truck industry supplier listed on the New York Stock Exchange. The Company believes Mr. Newlin's qualifications to sit on the Board include his extensive experiences in major corporate transactions, his deep executive leadership and management experience with public and private companies, his years of experience providing strategic advice to complex organizations as a counselor and member of numerous boards of directors and his business and corporate legal acumen.

EXECUTIVE OFFICERS

Information concerning our executive officers, who are not also Directors, is set forth below.

Stevan R. Schott, age 51, has been Senior Vice President and Chief Financial Officer of the Company since April 2011 with responsibility for all corporate financial and information technology functions of the Company. Mr. Schott was the Company's Vice President and Chief Financial Officer from July 2010 to

April 2011 and the Company's Vice President, Finance, Americas and Asia from February 2008 until July 2010. From July 2007 until February 2008, Mr. Schott was Executive Director of Finance of the Company. Prior to joining the Company, Mr. Schott was employed by DQE, Inc., an energy services holding company, where he had various financial positions, including Vice President of Finance, Senior Vice President and Chief Financial Officer.

Robert P. O'Brien, age 63, has been Executive Vice President and Chief Operating Officer of the Company since January 2012 with responsibility for the day-to-day operations of the Company worldwide. Mr. O'Brien was the Executive Vice President—Americas of the Company from March 2010 to January 2012 and the Senior Vice President—Americas of the Company from August 2005 to March 2010.

Richard D. Rose, age 52, has been Senior Vice President, General Counsel and Secretary of the Company since March 2011 responsible for managing the legal affairs of the Company as well as overseeing the Environmental, Health and Safety and Risk Management Departments. Mr. Rose was Vice President, General Counsel and Secretary for the Company from September 2009 to March 2011. During his career with the Company, Mr. Rose has also had responsibility for overseeing the Company's Human Resources and Governmental Affairs functions. Prior to joining the Company in September 2009, Mr. Rose was a corporate and securities lawyer, shareholder and director with the law firm of Buchanan Ingersoll & Rooney PC, a national law firm.

James A. Coccagno, age 42, has been the Vice President—Global Procurement and Strategic Initiatives of the Company since September 2012, with responsibility for global procurement and strategic initiatives. Prior to joining the Company, Mr. Coccagno held several positions of increasing responsibility in Procurement, Logistics, Compliance, Corporate Communications, and Corporate Development at LANXESS Corporation, a specialty chemicals company, from July 2004 to September 2012. During his last assignment at LANXESS Corporation, Mr. Coccagno led the successful integration of three acquisitions in an eighteen month period. Mr. Coccagno started his career at Bayer Corporation, a global diversified conglomerate, working in Supply Chain Management, before moving into Sales, Marketing, and Procurement from September 1996 to June 2004.

Gail A. Gerono, age 62, has been the Vice President, Investor Relations and Communications of the Company since March 2012 with responsibility for managing the Company's relationship with the investment community and for all corporate communications, both internal and external. Ms. Gerono was the Vice President, Investor Relations, Communications and Human Resources of the Company from March 2004 to March 2012. Prior thereto, Ms. Gerono was Vice President of Invest in the People and Investor Relations/Communications since November 2002.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Summary

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  We offer a comprehensive executive compensation program that has been designed and is managed by the Compensation Committee of our Board of Directors which is comprised of independent directors.

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  We aim to hold our named executive officers accountable for the financial and operational performance of the Company as well as the value of the Company's common stock and thus, a significant portion of our named executive officers' total compensation is at risk and tied to short-term and long-term performance of the Company.

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  Our compensation program includes the use of Company common stock, with related holding requirements, that serves to align the interests of our executives with the interests of our stockholders.

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  We benchmark our executives' total compensation against market peers to ensure fairness and to enable the Company to successfully attract and retain executives. The peer companies are similar to the Company in terms of business characteristics and complexity and are appropriate in terms of revenue, asset, and market capitalization and employee size.

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  Our incentive programs are designed to reward executives with compensation above market when Company performance exceeds our expectations and to pay our executives below market when Company performance is below our expectations.

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  When determining the CEO's long-term incentive grant value each year, our Compensation Committee not only considers our philosophy of targeting pay at the market median, but also the Company's recent stockholder performance, to appropriately provide a grant that is valued either above or below the market median.

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  We monitor "best practices" and attempt to build them into our compensation program when appropriate. For example:

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  The Compensation Committee has examined our compensation program for our executives and has determined that our practices and policies do not promote excessive risk taking and that various elements and policies are in place, such as capped incentive opportunities, use of capital return metrics, stock ownership guidelines, recoupment policy and administrative and governance processes, that serve to mitigate excess risk.

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  We maintain a policy that prohibits executives and others from hedging their interest in our stock.

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  We provide no tax gross-up of any nature on any of our compensation or benefit programs, including our change in control severance policy, for executives.

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  No material perquisites are provided to U.S.-based executives.

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  Our change in control severance policy for executives requires both a qualified change in control and termination of the executive to receive any benefits under the policy.

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  Approximately 97% of our stockholders who voted approved the compensation paid to our named executive officers at our 2013 Annual Meeting; and we have never received less than 90% favorable votes of the shares voted since we started annual say on pay votes in 2011. As a result, the Compensation Committee interpreted this level of favorable vote to mean that, by and large, the

    Company's stockholders are satisfied with our executive compensation arrangements and, therefore, we have made no significant changes to our compensation system this year.

Objectives of the Executive Compensation Program

The executive compensation program is designed to motivate executives and support the success of the Company which ultimately occurs through the actions of talented employees. The specific objectives of our compensation program are to:

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Attract and Retain Executive Talent.  Through a competitive total compensation program, the Company seeks to attract qualified and talented executives to serve in existing or newly created positions. The Company also seeks to retain our executives and promote positive engagement in the business and culture of the Company.

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Align Compensation with Company and Individual Performance.  Certain elements of our compensation program are designed to hold executives accountable for the financial and operational performance of the Company, as well as influencing the value of the Company's common stock. To facilitate these objectives, a significant portion of an executive's compensation is at risk because it is directly tied to the short- and long-term performance of the Company.

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Foster an Ownership Mentality and Create Alignment with Stockholders.  Our compensation program provides shares of the Company's common stock and common stock-based awards as significant elements of compensation with the expectation that the executives will maintain a certain level of ownership to align their interests with those of our stockholders.

The Company has designed the compensation program based on a set of core principles which we believe support our overall objectives:

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The compensation program will be fair and competitive, from an internal and external perspective, taking into account the role and distinct responsibilities of each executive.

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A substantial portion of an executive's compensation will be at risk and linked to the achievement of both corporate and individual goals and changes in stockholder value.

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Retirement benefits will provide financial stability following employment but will not be the focal point of why executives choose to work for the Company.

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The use of perquisites and other executive benefits will be negligible and of minimal cost to the Company.

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All compensation program elements taken as a whole will help focus executives to achieve the Company's financial and operational goals.

Within the context of these objectives and principles, the Company has developed its compensation program for the Chief Executive Officer and other executive officers.

Overview of the Compensation Program and Decision-Making Process

Our Board has assigned the oversight of our executive compensation program to our Compensation Committee, which is currently composed of four independent directors (as determined in accordance with the NYSE Rules). The Compensation Committee reviews and makes decisions regarding the compensation program for the Chief Executive Officer and makes decisions for the other executive officers after considering recommendations made by the Chief Executive Officer. The Compensation Committee also considers the impact of corporate tax and accounting treatment for the different types of compensation it approves. The decisions made by the Compensation Committee with respect to the named executive officers for 2013 are reflected in the tables and related footnotes and narratives that begin on page 33.

In order to support the objectives outlined above, the Company has developed a compensation program that supports our pay-for-performance philosophy and that provides executives with a mixture of cash payments (base salary and short-term incentives) and stock-based awards (long-term incentives). Our stock-based compensation program consists of three different types of awards, each selected to address different objectives. We also provide executives with a qualified defined contribution retirement plan similar to that provided to all other employees and severance benefits for certain types of termination (including "change in control" situations) from the Company. The Company currently does not provide material perquisites (e.g., automobile, financial counseling, etc.) to our executives, except for our executives in Europe where providing an executive with an automobile is a customary practice, and in Asia where we provide a housing allowance, a car and certain transportation allowances to our Vice President—Asia who is an expatriate living in Singapore. The Company believes that the compensation elements, taken as a whole, are necessary to attract and retain the best executive talent in its industry.

The Compensation Committee believes that in order to successfully compete for talent, a fixed-cash salary is necessary to provide a base level of income that is not tied to Company performance. When developing the executive compensation program, the Compensation Committee considers both short-and long-term strategic goals of the Company, which it believes fall within the control of executive management and leads to stockholder value creation. In order to align the interests of executives to the achievement of these goals, the Compensation Committee has developed performance-based incentive plans with payments contingent upon the achievement of these goals. Certain of the payments (short-term cash incentives) are designed to reward the achievement of annual goals, while equity grants (except for time-vesting restricted stock) are designed to reward the accomplishment of long-term goals directly associated with increasing stockholder value. The Committee reviews the short-term and long-term stockholder return of the Company when determining the grant value of the CEO's long-term incentive award each year. The following table illustrates the allocation between actual fixed and variable compensation components in 2013 for each of our current named executive officers:

	Fixed	Variable
Executive	Cash Base Salary	Short- Term Cash Incentive	Long- Term Stock- Based Incentive
Dearth	30%	25%	45%
Schott	44%	23%	33%
O'Brien	40%	24%	36%
Rose	46%	24%	30%
Gerono	57%	22%	21%
Singleton	74%	16%	10%

(Please note that effective on May 1, 2013, Mr. Singleton's responsibilities with the Company changed and he is no longer, from and after that date, considered to be an Executive Officer of the Company for SEC reporting purposes.)

Our performance-based incentives are designed to reward executives with compensation above the middle (or 50th percentile) of the market when Company performance exceeds our expectations and the performance of our peer group. When performance falls below our expectations, the incentive plans are designed to pay below the middle (or 50th percentile) of the market and could result in no payment with respect to certain components of compensation if performance falls below a certain level. To illustrate, in 2012, the Company's financial performance was below our business plans and stockholder return was below our peer group while in 2013, the Company's financial performance was above our business plan and stockholder return was above our peer group. As a result, actual compensation to our executives was below the market 50th percentile in 2012 and above the market 50th percentile in 2013.

The Compensation Committee reviews the compensation practices among peer companies and broader general industry companies in order to ensure the appropriateness of the Company's compensation program design and compensation levels. To assist in this process, the Compensation Committee employs a compensation consultant. In mid-2010, the Compensation Committee retained Pay Governance LLC as its independent consultant. Pay Governance is an independent executive compensation consulting firm which has been retained directly by the Compensation Committee and reports directly to the Compensation Committee and advises the Compensation Committee on compensation matters. The consultant participates in Compensation Committee meetings and is engaged to advise the Compensation Committee with respect to compensation trends and best practices, plan design and the reasonableness of individual compensation awards. Towers Watson provides advice on retirement and compensation matters to the Company's senior management.

The Compensation Committee's decision to hire Pay Governance was not made or recommended by Company management. Pay Governance has not performed any work for the Company in 2013 except with respect to the work that it has done directly for the Compensation Committee. Pay Governance has informed the Compensation Committee that the fees paid to it by the Company in 2011, 2012 and 2013 equated to less than one-half percent of Pay Governance's total revenue for each period. Pay Governance also informed the Compensation Committee that it owns no Company stock. The Compensation Committee also determined that there are no other relationships between the Company and Pay Governance or its employees working for the Compensation Committee that would be deemed a conflict of interest. The Compensation Committee reviewed all of the facts set forth in this paragraph and determined that Pay Governance is independent pursuant to the New York Stock Exchange proposed listing standards.

In providing information to the Compensation Committee regarding market compensation practices, the consultant employs a benchmarking process, an assessment tool that compares elements of the Company's compensation programs with those of other companies that are believed to have similar characteristics. In general, the purpose of the benchmarking process is to:

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Understand the competitiveness of current pay levels relative to other companies with similar revenues and business characteristics.

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Understand the alignment between executive compensation levels and Company performance.

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Serve as a basis for developing salary and short-term and long-term incentive information for the Compensation Committee's review.

The consultant also uses market compensation data from compensation surveys from other compensation consultants representing hundreds of general industry companies. The consultant also performs a more specific analysis of proxy disclosures from peer companies in the filtration industry and other companies that the Company competes with for executive talent. The peer group has been developed based on a set of characteristics that include:

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Annual revenues, assets, market capitalization and employee size that range from approximately one half to two times those of the Company;

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Global manufacturing operations (in Standard & Poor's "Materials" classification); and

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Competitor companies within the filtration/separation industry.

For 2013, the peer group consisted of the following 19 companies:

AMCOL International Corp	Hawkins, Inc.	Northwest Pipe Company
Ampco-Pittsburgh Corporation	Haynes International, Inc.	Polypore International, Inc.
Badger Meter, Inc.	II-VI Incorporated	Quaker Chemical Corporation
Chart Industries, Inc.	Innophos Holdings, Inc.	RTI International Metals, Inc.
Eagle Materials Inc.	Lindsay Corporation	Standex International Corporation
ESCO Technologies Inc.	Lydall, Inc.
Graco Inc.	Matthews International Corporation

In December 2013, the Committee agreed to remove Chart Industries, Inc. from the peer group for 2014 as a result of its revenue growth which is now more than twice the Company's revenue. The Committee also added American Vanguard Corp. and LB Foster Company, companies the Committee believed to be comparable to the Company, to bring the peer group up to 20 members.

In addition to the market data, the Compensation Committee considers other factors when making its decisions, such as an executive's individual performance, experience in the position and the size of prior-year adjustments. The Compensation Committee does not consider amounts from prior performance-based compensation, such as prior bonus awards or realized or unrealized stock option gains, in its decisions to increase or decrease compensation in the current year. The Compensation Committee believes that this would not be in the best interest of retaining and motivating the executive.

The Compensation Committee also reviews a summary report or "tally sheet" which sets forth the current and two-year historical compensation provided to each executive. The tally sheet includes the total dollar value of annual compensation, including salary, short-term and long-term incentive awards, annual increase in retirement accruals and other compensation and benefit amounts. The tally sheet also includes equity ownership levels (number of shares and value) and amounts payable upon various termination scenarios. The review of tally sheets is an important aspect of the Compensation Committee's decision-making process. The tally sheets allow the Compensation Committee to review each element of compensation for each executive and review how decisions as to each element may affect decisions regarding other elements and the total compensation for each executive.

Individual Performance Goals.    In connection with the determination of fixed-cash base salary adjustments and compensation under the performance-based short-term incentive plan, the Company sets individual performance goals and then measures a named executive officer's performance against such goals. Goals are specific to the executive's area of responsibility. As more fully described below, the level of achievement against such goals may have an impact on the Compensation Committee's decisions regarding base salary and the "individual performance objectives" as it relates to bonus awards earned under our short-term incentive program. The performance goals for 2013 for each current named executive officer are as follows:

Mr. Dearth President and Chief Executive Officer
Performance Category	Individual Performance Measures
Cost Reduction/ Profit Enhancement	Cost reduction; and Working capital improvement.
Strategic Initiative	Strategic planning.
Business Process Improvement	Safety and environmental; Customer order process; and Sales compensation system.

Mr. Schott Senior Vice President and Chief Financial Officer
Performance Category	Individual Performance Measures
Cost Reduction/ Profit Enhancement	Cost reduction; and Management of operating expenses.
Business Process Improvement	Credit facility improvement; Information systems improvement; and Financial reporting enhancement.
Mr. O'Brien Executive Vice President and Chief Operating Officer
Performance Category	Individual Performance Measures
Cost Reduction/ Profit Enhancement	Cost reduction; and Working capital improvement.
Strategic Initiative	Review strategic opportunities.
Business Process Improvement	Product rationalization; and Safety and environmental.
Mr. Rose Senior Vice President, General Counsel & Secretary
Performance Category	Individual Performance Measures
Cost Reduction/ Profit Enhancement	Management of legal expenses; and Management of human resources expenses.
Strategic Initiative	Stockholder and Board relationships.
Business Process Improvement	Globalization of human resources processes; and Compliance training.
Ms. Gerono Vice President, Investor Relations and Communications
Performance Category	Individual Performance Measures
Strategic Initiative	Stockholder targeting.
Business Process Improvement	Participation in additional investor meetings and conferences; Development of presentation standards; Enhancement of corporate identity standards; and Increase employee communications.

Mr. Singleton Vice President—Asia
Performance Category	Individual Performance Measures
Cost Reduction/ Profit Enhancement	Regional cost reduction; and Regional working capital improvement.
Strategic Initiative	Review regional strategic opportunities; and Strategic planning.
Business Process Improvement	Product rationalization; Increase regional employee communications and training; and Safety and environmental.

The individual goals are generally created by the appropriate executive in late December or early January of each year. Each of the executives other than the Chief Executive Officer and Mr. Singleton discusses and refines the goals through meetings with the Chief Executive Officer. Mr. Singleton reports to the Chief Operating Officer and he discusses and refines his goals through meetings with the Chief Operating Officer. The Compensation Committee reviews all of our executives' goals. The Chief Executive Officer's goals are set after consultation with the Compensation Committee. The goals are designed to help achieve the Company's short-term performance objectives and longer-term strategic objectives and Company profit planning goals.

The actual performance of each individual relative to each of the individual goals is reviewed and discussed with the executive periodically during the year and evaluated on a subjective basis by the Chief Executive Officer (except that the Chief Executive Officer's actual performance relative to each of his individual performance goals is evaluated by the Compensation Committee and Mr. Singleton's actual performance relative to each of his goals is evaluated by the Chief Operating Officer) at the end of the year using the following:

Did Not Meet	Threshold Performance	Partially Meets	Meets	Partially Exceeds	Maximum Performance
0%	50%	75%	100%	137.5%	175%

After a determination of whether goals are met, a weighted average of the percentages applicable to each goal is determined for each executive. For 2013, the applicable aggregate weighted average percentages for the named executive officers were as follows: Mr. Dearth, 115%; Mr. Schott, 135%; Mr. O'Brien, 131%; Mr. Rose, 123%; Ms Gerono, 99%; and Mr. Singleton, 91%. This information is then used as appropriate to develop salary recommendations for 2014 and to determine awards for 2013 under the individual performance portion of our performance-based, short-term cash incentive plan (weighted to a factor of 25%). The development of salary recommendations using this information is completely subjective, and considers other factors, such as alignment with market pay level, experience, internal equity, contribution, etc.

For 2014, the Compensation Committee agreed to change the performance range so that no executive can be paid more than 100% for the performance of personal goals. The total available payout will be unchanged, however, with additional payout available for the financial metrics. The Compensation Committee agreed to this change to further align potential payout with the financial performance of the Company.

Elements of Executive Compensation

Fixed-Cash Base Salary.    Through the base salary element of its compensation program, the Company seeks to attract and retain executive talent by attempting to provide a salary level for each executive that approaches the midpoint (50th percentile) of salaries of executives in comparable positions at other similarly sized companies. The consultant uses annual compensation surveys and peer group proxy disclosures to determine the "competitive zone" for the base salary for each position. The Company defines the competitive zone as plus or minus 10% of the midpoint (or 50th percentile) of the market for each position. The Company also establishes a budget for salary increases, subject to approval by the Compensation Committee. The budget is based on current business conditions as well as survey data of comparable companies provided by the consultant.

The Chief Executive Officer conducts an annual review of each executive officer. The review consists of a comparison of the executive's performance versus the pre-determined goals as described above and an assessment of the executive's general progress. The Chief Executive Officer rates the performance of each executive. The Chief Executive Officer makes recommendations to the Compensation Committee regarding each executive's salary by considering the rating, the budget for salary increases and an understanding of the market-based competitive zone. The Compensation Committee uses the same methodology for the Chief Executive Officer and the Chief Operating Officer uses the same methodology for Mr. Singleton.

At its February 2013 meeting, the Compensation Committee approved salary increases, effective April 1, 2013, for all of our named executives. These salary increases were as follows: Mr. Dearth, 3%; Mr. Schott, 7.1%; Mr. O'Brien, 2.8%; Mr. Rose, 2.9%; Ms. Gerono, 2.9%; and Mr. Singleton, 2.8%. Generally, the increases were designed to be consistent with the general 3% merit increases made throughout the Company based upon benchmarking data. The larger increase for Mr. Schott was in recognition of the contribution of his work in 2012 and to better align his salary with benchmarking data.

Performance-Based Short-Term Cash Incentive Compensation.    Through the short-term incentive program, the Company seeks to align the interests of the executives with the annual financial and non-financial goals of the Company. In 2013, short-term incentive opportunities for each executive, as a percent of their base salary, were as follows:

Executive	Target Award
Mr. Dearth	75%
Mr. Schott	45%
Mr. O'Brien	50%
Mr. Rose	45%
Ms. Gerono	35%
Mr. Singleton	25%

The Committee compares the target short-term cash incentive opportunities to the market for each executive each year as part of its annual executive compensation assessment.

For 2014, the short-term target awards, as a percentage of their base salary, will be as follows:

Executive	Target Award
Mr. Dearth	75%
Mr. Schott	45%
Mr. O'Brien	50%
Mr. Rose	45%
Ms. Gerono	35%
Mr. Singleton	40%

Mr. Singleton's target award percentage was increased to align it with market benchmarking.

Actual awards paid for 2013 performance are included in the Summary Compensation Table on page 33 under the column "Non-Equity Incentive Plan Compensation," while the possible opportunities under this plan that could have been made for 2013 at threshold, target and maximum are included in the Grants of Plan-Based Awards Table on page 35 under the columns "Estimated Future Payouts Under Non-Equity Incentive Plan Awards."

Short-term incentive awards for 2013 performance were approved by the Compensation Committee at its February 2014 meeting after reviewing pre-determined goals and metrics. The performance goals and weights for 2013, including actual performance against each goal for the staff executives, Messrs. Dearth, Schott, O'Brien, and Rose and Ms. Gerono, were as follows:

			Pre-Established 2013 Short-Term Incentive Goals
		2013 Actual Performance
Performance Measure	Weight		Threshold	Target	Maximum
Corporate Operating Income	45%	$68.90mm	$51.41mm	$68.55mm	$85.69mm
Corporate EBITDA/Sales**	30%	17.6%	12.1%	16.1%	20.1%
Individual Performance Objectives	25%		Varies by Executive as set forth above

**
EBITDA/Sales = Earnings before interest, taxes, depreciation and amortization divided by sales.

The performance goals and weights for 2013, including actual performance against each goal, for Mr. Singleton, our only named regional business unit executive, were as follows:

			Pre-Established 2013 Short-Term Incentive Goals
		2013 Actual Performance
Performance Measure	Weight		Threshold	Target	Maximum
Corporate Operating Income	40%	$68.90mm	$51.41mm	$68.55mm	$85.69mm
Corporate EBITDA/Sales**	20%	17.6%	12.1%	16.1%	20.1%
Business Unit EBITDA/Sales**	15%	10.5%	8.5%	11.3%	14.1%
Individual Performance Objectives	25%		As set forth above

Corporate operating income was chosen as an indicator of profit produced directly as a result of our executives' performance and as an indication of cash flow produced as a result of the operations of our business. We have chosen EBITDA/sales to stress to our executives the importance of increasing profitability as a percentage of sales. Operating income was given more weight than EBITDA/sales since the Committee believes that operating income most directly relates to the executives' performance. An executive may earn a short-term incentive award due to success in achieving individual goals, even if the Company's performance falls below threshold on the corporate operating income and return on invested capital measures.

In 2014, the Compensation Committee concluded that the metrics of operating income and EBITDA/sales remain appropriate and agreed to use the same corporate and regional metrics. However, they believed that it was appropriate to narrow the band between threshold, target and maximum performance for the EBITDA/sales goals to better align it with income.

A discussion of the named executive officers' individual performance objectives or individual regional performance objectives for 2013 is set forth above under "Individual Performance Goals." The Compensation Committee may use its discretion to determine the amount of any short-term incentive award and has done so in recent years. Specifically, the Compensation Committee may award short-term incentive compensation in amounts that deviate from the amounts determined after application of the weighted average formula. The plan is not administered to comply with Section 162(m) of the Internal

Revenue Code of 1986, as amended (the "Code") at the current time, although the Compensation Committee is aware of this rule and its potential benefits.

Actual bonus awards paid for 2013 performance are included in the Summary Compensation Table on page 33 under the column "Non-Equity Incentive Plan Compensation." In making the awards for 2013, the Compensation Committee applied the weighted average formula.

Long-Term Incentive Compensation.    The Company's long-term incentive compensation program seeks to align the executives' interests with those of the Company's stockholders by rewarding successes in stockholder returns in absolute terms and relative to peers. Additionally, the Compensation Committee desires to foster an ownership mentality among executives by providing stock-based incentives as a significant portion of compensation. In determining which type of stock vehicles to include in the program, the Compensation Committee chose to focus on the following:

•
Total stockholder return (stock price appreciation plus dividends) relative to peers;

•
Return on capital;

•
Stock price appreciation; and

•
Continued loyalty to and employment with the Company.

In 2013, the Company's long-term incentive program consisted of the following three equity components: restricted performance stock units, stock options and time-vesting restricted stock. The Compensation Committee believes that these components align with the goals of the long-term compensation program identified above.

Under the terms of the Company's 2008 Equity Incentive Plan, the Compensation Committee determines which employees are eligible to receive equity awards, the value and number of shares granted, the rate and period of vesting, performance goals and other relevant terms.

The Compensation Committee considers market trends when making long-term incentive grant recommendations for each executive. In order to understand the full impact of making grant decisions, the Compensation Committee also considers a number of other factors prior to making its decisions related to equity awards for the upcoming year. These factors include:

  •
  the number of outstanding options or other equity awards;
  •
  the number of shares available for future grant in the Company's stock option plan;
  •
  the size of the annual grant in aggregate expressed as a percent of total shares outstanding;
  •
  the market price of the Company's common stock and the performance of the Company and its prospects;
  •
  the market 50th percentile long-term incentive value for each executive position;
  •
  potential dilution which could result from the exercise of options; and
  •
  the benefits of linking the employees' incentive to the market price of the stock.

When determining the grant of options, restricted stock or other equity awards to a particular individual (executive or non-executive), the Compensation Committee considers the individual's level of responsibility, the relationship between successful individual effort and Company results, incentive compensation plans of other companies and other relevant factors.

Based on a review of the above information, the Compensation Committee may use its discretion to modify the long-term incentive grant opportunity for each executive. In February 2013, the Compensation Committee approved long-term incentive award values that consider the factors stated above for each executive, which is then allocated to the three long-term incentive vehicles as follows:

•
Stock options—25%

•
Time-vesting restricted stock—25%

•
Restricted performance stock units—50%

To determine the number of restricted performance stock units, stock options and/or time-vesting restricted stock to be issued, the dollar amount allocated to each long-term incentive vehicle is divided by the vehicle's current Financial Accounting Standards Board, Accounting Standards Codification ("ASC") Topic 718, "Compensation—Stock Compensation" ("ASC Topic 718") per share fair value.

The Compensation Committee believes that the use of all three equity vehicles allows it to successfully meet its long-term objectives. In February 2011, the Compensation Committee changed its prior method of granting equity awards to our named executive officers that reflected the market median data available at the time of grant and instead determined to grant equity awards as a percentage of base salary. The Compensation Committee believed that this change will result in less volatility from year to year and allow the Compensation Committee to look at total compensation when comparing market comparisons rather than at just a single component of compensation.

In February 2013, the Compensation Committee set the following award values as a percentage of salary for our current named executive officers: Mr. Dearth—200%; Mr. Schott—100%; Mr. O'Brien—120%; Mr. Rose—85%; Ms. Gerono—50%; and Mr. Singleton—20%. The awards were then divided into stock options, time-vesting restricted stock and restricted performance stock units in the percentages described above.

The information under the headings "Stock Awards" and "Option Awards" in the Summary Compensation Table on page 33 is with respect to those awards granted at the February 2013 meeting for our existing named executive officers.

Stock Options.    The Compensation Committee selected stock options as a means of aligning executives' compensation with the creation of value to stockholders. Stock options provide realizable value to executives only if the Company's stock price increases after the options are granted. Each option has vesting provisions that require continued employment of the executive thereby promoting the retention of executives. Stock options vest in equal one-half increments over the two-year period following grant. In 2011, the Compensation Committee reduced the term of its stock option awards from ten years to seven years to add incentive to create stockholder value in a short period of time. The options are exercisable after they have vested until they expire, which is on the seventh anniversary following the grant date. The combination of the seven-year term and the two-year vesting provision supports the long-term intentions of the Compensation Committee.

The fair value of each option is calculated by the Company as of the grant date and expensed over the vesting period in accordance with generally accepted accounting principles (ASC Topic 718). When the executive exercises the non-qualified stock options, the Company receives a tax deduction that corresponds to the amount of taxable income recognized by the executive.

Time-Vesting Restricted Stock.    The Compensation Committee has selected restricted stock that vests based on the passage of time and continued employment as a minority element of the long-term incentive program. While this long-term incentive vehicle is not considered performance based, the Compensation Committee has selected restricted stock to build share ownership and promote retention of the executives by rewarding loyalty to, and continued employment with, the Company. Grants of restricted shares generally vest in equal increments over three years, except that the grant of restricted shares made to Mr. Dearth upon his employment vest in one single installment on the third anniversary of the date he became employed. The fair value of restricted shares is calculated on the date of grant and expensed over the vesting period of three years. When shares vest, the Company receives a tax deduction that corresponds to the amount of taxable income recognized by the executive. Beginning with the grants made in 2011, the Compensation Committee added the additional requirement that in most cases the grantee must agree to hold and not sell net shares of restricted stock received (net of shares sold to pay taxes upon vesting) for three additional years after vesting. The Compensation Committee believes that this change further aligns the long-term interests of our stockholders and our employees. This change was made to align with emerging market practices, enhance the share ownership of each executive and to better align the compensation and stock holdings of each executive with the Company's stockholders.

Restricted Performance Stock Units.    The Compensation Committee has selected performance stock units as a means of encouraging and rewarding executives for delivering solid returns to our stockholders, above and beyond the return delivered by most of our peers. A target number of shares is identified at the beginning of a three-year performance period but not actually delivered to the executive until the shares are earned at the end of the performance period. The number of shares earned may vary from zero to 200% of target. The payout for 50% of the units will be determined based upon the Company's three-year average return on capital (net income ÷ average debt + average equity) as compared to a target. The Compensation Committee picked a target of 11.6% for the units granted in February 2013, which is a benchmark the Compensation Committee believes should be attainable over the next three years. The payout with respect to the remaining 50% of the units will be determined based upon the ranking of the Company's three-year total stockholder return relative to a peer group (listed on page 19).

The payout schedules used in the 2013 grants, with interpolation used between levels, were as follows:

50% of units for which payout will be based upon average three-year total return on capital:

Total Return on Capital	Award to Executive as a Percent of Target Opportunity
Below 10.6%	No award
10.6%	50% (minimum award)
11.6%	100% (target award)
12.6%	200% (maximum award)

50% of units for which payout will be based upon three-year total stockholder return:

Total Stockholder Return Performance Relative to Peer Group	Award to Executive as a Percent of Target Opportunity
Below 30th %ile	No award
30th %ile	50% (minimum award)
55th %ile	100% (target award)
90th %ile or greater	200% (maximum award)

The Compensation Committee reserves the right to make adjustments for unusual items in its discretion.

Prior to 2011, restricted performance stock units were based solely on total stockholder return. The Compensation Committee decided to divide the payout between stockholder return and return on invested capital beginning with the 2011 grants. While stockholder return is the most direct measure of the Company's performance relative to its stockholders, share price can experience volatility due to events outside of management's control. In changing the metrics for performance shares, the Compensation Committee sought to include a measure of executive performance more directly linked with the Company's business strategy over a three-year period, namely average three-year return on capital. Also in 2011, the performance standards for the relative total stockholder return portion of the award were increased to align with emerging practices. The threshold performance standard was increased from the 25th percentile to the 30th percentile, the target performance standard was increased from the 50th percentile to the 55th percentile and the maximum performance standard was increased from the 75th percentile to the 90th percentile. Additionally, the Compensation Committee approved a cap on the relative total stockholder return portion of the award at threshold level in the event that the Company's total stockholder return over the three-year period is negative and relative performance exceeds the threshold performance standard. The Compensation Committee believed it was appropriate to make the increases so to further incentivize our executives to bring a stockholder return greater than the average of the peer group.

2014 Long-Term Incentive Compensation

At its February 2014 meeting, the Compensation Committee determined that it would postpone grants of long-term incentives for 2014. The Committee believed that Restricted Performance Stock Units continue to be a very important component of the Company's executive compensation structure but was not confident that the metrics used properly fit the Company's goals. As a result, the Company provided additional financial models to the Compensation Committee and the Board of Directors. The Compensation Committee met again in March 2014 and at that time awarded Restricted Performance Stock Units for 2014. As in the past, the Committee agreed that 50% of Restricted Performance Stock Awards will be based upon a three-year total stockholder return. However, for 2014, the remaining 50% of Restricted Performance Stock Awards will be based up the return of capital at the end of 2016 rather than based upon a three year average. These awards will result in a payout if return of capital falls in a range from 10.0% to 13.0%. The Committee made these changes to reduce the effect of one abnormal year and to make a more stringent standard for minimum payout.

The Compensation Committee will not award any grants of Stock Options or Time-Vesting Restricted Stock until after the Annual Meeting of Stockholders pending approval of the Amended and Restated Calgon Carbon Corporation 2008 Equity Incentive Plan.

Stock Option and Other Equity Granting Procedures

The procedure for making equity grants to executive officers is as follows:

•
The Compensation Committee generally meets to discuss compensation, including approving equity awards, at its meeting that coincides with the Board of Directors meeting to review year-end financial results. Grants of equity awards are made based upon a value and not based upon a number of shares. With respect to 2014 equity awards, the Compensation Committee met on February 12, 2014. As stated above, the Committee determined to defer grants of equity awards at that time. Instead, the Compensation Committee granted Restricted Performance Stock Units on March 17, 2014 and agreed to postpone grants of Stock Options and Time-Vesting Restricted Stock until after the Annual Meeting of Stockholders. With respect to the Restricted Performance Stock Units, the Compensation Committee determined the value of such grants for the named executive officers and the grant date for those awards was deemed to be March 17, 2014. Any Stock Options and Time-Vesting Restricted Stock granted after the Annual Meeting will be valued at that time and the grant date will also be determined at that time.

•
Grants to executive officers, as approved by the Compensation Committee, are communicated to the grantees by the Chief Executive Officer. The Chairman of the Compensation Committee informs the Chief Executive Officer of his annual award. The strike price for stock options is an average of the high and low of the Company's common stock price on the day of the grants, as permitted by ASC Topic 718.

Stock Ownership Policy

In order to foster an equity ownership culture and further align the interests of management with the Company's stockholders, the Compensation Committee has adopted stock ownership guidelines for executives. From the time they are appointed an executive of the Company or promoted to an executive position or, if the Compensation Committee changes the guidelines at any time to increase stock ownership requirements, from the time of such change, executives have a five-year period during which he or she is expected to accumulate the specified shares. For 2013, the guidelines were as follows:

•
Chief Executive Officer—stock valued at five times annual base salary

•
Executive and Senior Vice Presidents—stock valued at three times annual base salary

•
Vice Presidents—stock valued at one or two times annual base salary depending upon their position

The following forms of ownership apply toward the stock ownership level: shares purchased, vested and unvested restricted stock, shares retained following the exercise of stock options, shares earned following the achievement of performance goals, and shares accumulated through retirement plans. Unexercised stock options and unearned restricted performance stock units do not apply toward executive ownership levels. While no formal penalty exists for failure to achieve the ownership level within the five-year period, the Compensation Committee may use its discretion to reduce or eliminate an executive's annual long-term incentive award in future periods or impose any other remedy it believes is appropriate. Additionally, in 2011, the Compensation Committee approved an additional holding period equal to three years for all time-vesting restricted stock awards. This means that when an executive's restricted stock award vests and the appropriate number of shares is sold to meet federal income tax withholding requirements, the executive must retain the shares for an additional three-year period.

The Company has also adopted a director stock ownership policy. Pursuant to the policy, all outside directors have a guideline to acquire and hold Company stock valued at $180,000 or more. Directors have a five-year period to acquire the stock. No formal penalty for failure to achieve the ownership level within the five-year period was adopted; however, the Governance Committee may consider compliance with the policy when making recommendations with respect to nomination for re-election to the Board.

Under the terms of our insider trading policy, no officer or director may purchase or sell any put or call or engage in any other hedging transaction with respect to our common stock.

Retirement Plan Summary

The Company maintains a defined benefit retirement plan for its U.S. salaried employees, which is otherwise known as the pension plan, and a defined contribution thrift/savings plan, which is otherwise known as the 401(k) plan. The purpose of both of these plans is to provide post-retirement income and stability to executives and employees. It is the goal of the Compensation Committee and the Board that these plans be competitive with plans which would be available to executives of similar-sized companies. The Company does not provide a plan for highly compensated employees to restore benefits lost due to Internal Revenue Service (IRS) limits. A more complete description of these plans can be found under the pension plan disclosure which begins on page 38.

At the end of 2005, the Company offered its U.S. salaried employees the option to discontinue receiving new benefits under the pension plan and instead participate in an enhanced 401(k) plan which would provide for better matching contributions by the Company.

In 2006, the Company eliminated all accruals of future benefits under its defined benefit plan, effective January 1, 2007, and instead provides all U.S. salaried employees with enhanced matching contributions under the 401(k) plan.

Perquisites

The Company does not believe that perquisites are essential to attract and retain executives and, therefore, does not provide perquisites to executives who reside in the United States. No Company named executive officer, other than Mr. Singleton, the Vice President—Asia, received perquisites in material amounts. Mr. Singleton receives a housing allowance, a car and certain transportation allowances. He is an expatriate living in Singapore and the Compensation Committee believes that these allowances are appropriate and customary.

Severance Policy

The Company has employment agreements with its U.S. based executive officers that provide for, among other provisions, cash payments and benefits in the event of termination by the Company other than "for cause." The Compensation Committee believes that these agreements are necessary to attract and retain executives. Employment agreements (the "Agreements") for our U.S.-based named executive officers, other than Mr. Dearth and Mr. Schott, were put in place effective February 5, 2010. Mr. Schott entered into an agreement of the same form as the other named executive officers on February 14, 2011. In May 2012, the term of all the Agreements was extended to December 31, 2015. Mr. Dearth entered into an Agreement of the same form effective upon the commencement of his employment on August 1, 2012. His Agreement also has a term ending on December 31, 2015. These Agreements for our U.S.-based employees provide for severance as follows:

If an executive's employment is terminated without Cause (as defined in the Agreements) or if an executive resigns with Good Reason (as defined in the Agreements), the Company is required to provide the executive any amounts of compensation earned through the termination date and eighteen (18) months of severance (twenty-four (24) months in the case of Mr. Dearth) of the executive's then current base salary and a lump sum payment (paid six (6) months after termination) of one and a half (1.5) times (two (2) times in the case of Mr. Dearth) the current "target" amount of any cash bonus or short-term cash incentive plan in effect for the executive for the calendar year in which the termination of employment occurs (the current "target" amount of any cash bonus or short-term cash incentive plan in effect for the executive for the calendar year in which the termination of employment occurs being the "Bonus Amount"). Any of the executive's applicable health and welfare benefits, including health, dental and life insurance benefits (but not including additional stock or option grants) that the executive was receiving prior to termination would continue and be maintained by the Company at the Company's expense on a monthly basis for a period equal to the Severance Period (as defined in the Agreements) or until such time as the executive is employed by another employer and is provided health and welfare benefits at least equal in the aggregate to the health and welfare benefits provided at the time of termination by the Company.

In the event of a Covered Change of Control Termination (as defined in the Agreements), then instead of any other severance benefits payable to the executive, the executive would receive: (i) a lump sum equal to the sum of: (A) two (2) years (three (3) years in the case of Mr. Dearth) of the executive's then current base salary, (B) two (2) times (three (3) times in the case of Mr. Dearth) the Bonus Amount, and (C) the aggregate amount of contributions that would be credited to the executive under the Company's 401(k) plan for the two (2) years (three (3) years in the case of Mr. Dearth) following the effective date of termination in connection with (a) the Company's fixed contribution to the plan (currently 3%), and (b) the Company's matching contributions of employee contributions to the plan at the then-current rate of matching contributions, assuming that the executive were to continue to participate in the plan and to make the maximum permissible contribution thereunder for the two (2) year (three (3) years in the case of Mr. Dearth) period; (ii) his or her normal health and welfare benefits (but not including additional stock or option grants) on a monthly basis during the two (2) year (three (3) years in the case of Mr. Dearth) period following the occurrence of a Change of Control (as defined in the Agreements), including health, dental and life insurance benefits the executive was receiving prior to the Change of Control (subject to any limits imposed under Section 409A of the Code); and (iii) all stock options and stock appreciation rights previously granted to the executive by the Company, and shall be fully vested in all restricted stock, stock units and similar stock-based or incentive awards (assuming "maximum" satisfaction of any applicable performance conditions) previously granted to the executive by the Company, regardless of any deferred vesting or deferred exercise provisions of such arrangements; provided, however, that the payment of restricted units shall not be accelerated except as provided in the award agreement under which they were granted. The Change of Control severance payments are payable on the first day following the six (6) month anniversary of the date of the Covered Change of Control Termination (as defined in the Agreements).

Severance Payments (as defined in the Agreements) under the Agreements will not be "grossed up" for the effect of any excise taxes that might be due under Section 280G, 4999 or 409A of the Code.

Each of the Agreements requires the executives to comply with confidentiality, non-compete and non-solicitation covenants.

Mr. Singleton also has an employment agreement, which is different from the Agreements for the U.S.-based employees. His agreement was entered into on September 21, 2011 and is effective until September 30, 2014, but his employment may be terminated by either party prior to that date. There is no provision for severance payments to Mr. Singleton; however, if Mr. Singleton's employment is terminated by the Company without cause, the Company must provide Mr. Singleton with 12 weeks' notice under applicable law and, pursuant to his agreement, the Company must pay certain expenses in connection with Mr. Singleton's relocation to the United Kingdom.

Details of the agreements and a quantification of severance amounts payable under certain termination scenarios are included in the narrative which begins on page 40.

Adjustments or Recovery of Prior Compensation

The Company has a recoupment policy. Pursuant to the policy, if the Board determines that an executive officer or other designated officer has been incompetent or negligent in the performance of his or her duties or has engaged in fraud or willful misconduct, in each case in a manner that has caused or otherwise contributed to the need for a material restatement of the Company's financial results, the Board will review all performance-based compensation awarded to, or to be earned by, the executive during the period affected by the restatement. If, in the Board's view, the performance-based compensation would have been lower if it had been based on the restated results, the Board and the Company will, to the extent permitted by applicable law, seek recoupment from the executive of any portion of such performance-based compensation as it deems appropriate.

Impact of Tax and Accounting Policy on Executive Compensation

If an executive officer's compensation from the Company were to exceed $1.0 million in any taxable year, the excess over $1.0 million, with certain exceptions, would not be deductible by the Company, under Section 162(m) of the Code. The Compensation Committee is aware of this rule, and will take it into account through its annual review of the executive compensation program. One exception to the disallowance of such deductions under Section 162(m) involves compensation paid pursuant to stockholder-approved compensation plans that are performance-based. The Company's 2008 Equity Incentive Plan contains provisions which are intended to cause grants of stock options and other performance-based awards under such plan to be eligible for this performance-based exception (so that compensation upon exercise of such stock options or the vesting of such performance-based awards should be deductible under the Code). Payments of cash compensation related to our base salary and short-term cash incentive programs and the value of shares that vest from grants of time-vesting restricted stock are not eligible for this performance-based exception.

The Compensation Committee is aware of the impact on the Company's financial statements of providing stock-based compensation, which the Company accounts for under ASC Topic 718. The Compensation Committee is also aware of restrictions that govern the use of nonqualified deferred compensation, Section 409A of the Code, and has modified the Company's compensation arrangements to comply with this new regulation.

Pay-for-Performance

Although not yet required, the Compensation Committee asked Pay Governance to perform a historical pay-for-performance assessment of our CEO as compared to our peer group. Pay Governance presented its assessment to the Compensation Committee during the Committee's December 2013 meeting.

Pay Governance reviewed both the 2012 salary and bonus and three-year realizable compensation of our CEO and the CEOs of our peer group. They also measured the performance of the Company and the peer group. Because of the historic nature of the analysis, Mr. Dearth's pay was not included for years prior to 2012, but rather the pay of our former CEO. For 2012, Mr. Dearth's pay was annualized. To measure performance, the consultant developed a performance composite using: operating income, operating income growth, return on invested capital and total stockholder return. These metrics were used since they include the metrics used by the Company to determine incentive compensation and would be viewed as reasonable indicators of performance by an external party. The Compensation Committee reviewed the assessment and concluded that our CEO's pay is appropriately aligned with the Company's performance when compared to its peers.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Compensation Committee's review of, and the discussions with management with respect to, the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

  TIMOTHY G. RUPERT, CHAIRPERSON
  J. RICH ALEXANDER
  LOUIS S. MASSIMO
  JULIE S. ROBERTS

Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act") that incorporate other Company filings, including this Proxy Statement, the foregoing Report of the Compensation Committee does not constitute soliciting material and shall not be incorporated by reference into any such filings.

Risk Management and Compensation

The Compensation Committee has reviewed the Company's management of risk as it relates to the Company's executive compensation philosophy. The Compensation Committee determined that the Company's compensation program is not reasonably likely to result in a material adverse effect on the Company. The Compensation Committee made this determination following a detailed study performed by Towers Perrin, its compensation consultant at the time. The study, which was presented to the Compensation Committee, included a process for assessing the Company's compensation programs through a risk screen and provided the consultant's assessment of the risks associated with the Company's current compensation programs. The Compensation Committee's current compensation consultant, Pay Governance, reviewed the study with the Compensation Committee in December 2013, along with changes that have occurred since the study was performed. The Compensation Committee believes, for the reasons noted below, that (1) the Company's compensation program does not encourage excessive risk-taking and (2) the Company takes reasonable steps to mitigate any risks related to compensation.

  •
  Compensation Committee Oversight:  The Compensation Committee has oversight over the short-term cash incentive plans and the 2008 Equity Incentive Plan. The Committee also has discretion to modify any awards for plans over which it has authority and the ability to recoup certain payments.

  •
  Compensation Mix:  The compensation program is an appropriate mix of cash (salary and short-term incentive awards) and equity compensation. Short-term incentive awards represent less than 25% of the compensation mix for all executives, align with the market and the Company's peers and are linked to corporate and/or business unit performance. Equity incentives are positioned at the market median and are granted annually to all executives. Long-term incentive awards are linked to stockholder returns.

  •
  Specific Plan Formulations:  The Company's incentive plans are linked to specific award formulas (with discretion granted to the Compensation Committee to modify calculated awards as it deems appropriate), have payout ceilings in place and align with market practice.

  •
  Performance Metrics:  The Company's short-term incentive plans focus on EBITDA margin and operating income at both the corporate and regional business unit level and the long-term incentive plan focuses on the Company's efficient use of capital (ROC) and on stock price appreciation and performance relative to peers over the long-term. The Company's Chief Executive Officer thoroughly discusses corporate, business unit and individual performance with the Compensation Committee. Targeted pay levels are based upon peer, as well as industry, data.

  •
  Plan Governance:  In addition to the Compensation Committee, the executive officers, the finance department, the legal department, the human resources department and the business unit managers are involved in the establishment and oversight of the compensation plans.

  •
  Ownership Requirements:  The Company's stock ownership guidelines require executives to hold meaningful stock ownership, and the Corporate Governance Guidelines encourages non-employee directors to acquire and hold Company Common Stock with a threshold ownership of stock valued at $180,000, linking executives and non-employee directors' interests to the interests of stockholders.

Summary Compensation Table

The following table shows the compensation paid by the Company and its subsidiaries for the last three completed fiscal years to the Chief Executive Officer, the Chief Financial Officer, the next three most highly compensated current executive officers and the Vice President—Asia (who was no longer an executive officer at the end of the year) as of December 31, 2013.

Summary Compensation Table—2011, 2012 and 2013

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Randall S. Dearth,	2013	511,250	—	514,993	257,498	436,000	N/A	28,245	1,747,986
President and Chief	2012	222,708	—	265,655	235,000	40,000	N/A	6,250	769,613
Executive Officer(6)
Stevan R. Schott,	2013	295,000	—	150,009	75,001	159,000	N/A	15,238	694,248
Senior Vice	2012	265,000	—	100,005	49,999	37,500	N/A	10,000	462,504
President and Chief	2011	242,500	—	77,001	33,805	81,000	N/A	13,287	447,593
Financial Officer
Robert P. O'Brien,	2013	369,000	—	222,007	111,000	216,000	—	15,255	933,262
Executive Vice	2012	356,667	—	197,999	98,998	45,000	118,327	10,000	826,991
President and Chief	2011	298,541	—	99,060	43,487	116,000	114,820	13,475	685,383
Operating Officer
Richard D. Rose,	2013	279,875	—	119,853	59,924	146,000	N/A	15,300	620,952
Senior Vice President,	2012	269,350	—	86,200	43,096	32,000	N/A	10,000	440,646
General Counsel and	2011	260,700	—	67,985	29,844	89,000	N/A	13,475	461,004
Secretary
Gail A. Gerono,	2013	194,625	—	49,008	24,498	75,000	—	12,757	355,888
Vice President, Investor	2012	187,625	—	36,954	18,475	18,000	44,718	9,665	315,437
Relations &	2011	183,500	—	35,953	15,781	54,000	40,724	9,800	339,758
Communications
Allan Singleton,	2013	239,112	—	21,220	10,617	50,318	149,276	171,720	642,263
Vice President—	2012	236,103	—	20,004	9,998	11,029	179,070	144,713	600,917
Asia(7)	2011	201,375	—	—	27,600	20,868	96,301	68,266	414,410

(1)
The amounts included in this column reflect the aggregate grant date fair value of the time-vested restricted stock awards and performance-based restricted stock unit awards granted to each of the named executive officers in the fiscal years noted, calculated in accordance with ASC Topic 718. Please refer to Note 10, Note 12 and Note 11 to the Company's Consolidated Financial Statements in the Company's Form 10-K for 2011, 2012 and 2013, respectively, for the related assumptions pertaining to the Company's calculations. The values included in this column for the TSR performance stock awards for 2011, 2012 and 2013 reflect the payout of such awards at target. For the Return on Capital (ROC) awards, the fair value is expensed on a straight-line basis over the performance period when it is probable that the performance condition will be achieved. No expense was recognized in 2011, 2012 or 2013 for the ROC awards as it was not considered probable that the performance condition would be achieved. Assuming the achievement of the highest level of performance conditions for these performance-based awards, the value of the awards at the grant date would be as follows: Dearth: $1,027,586 for 2013 and $0 for 2012; Schott: $299,319 for 2013, $200,019 for 2012, and $153,993 for 2011; O'Brien: $442,979 for 2013, $395,980 for 2012, and $198,119 for 2011;

  Rose: $239,147 for 2013, $172,394 for 2012, and $135,977 for 2011; Gerono: $97,788 for 2013, $73,917 for 2012 and $71,919 for 2011; and Singleton: $42,342 for 2013, $40,009 for 2012, and $0 for 2011.

(2)
The amounts included in this column reflect the aggregate grant date fair value of option awards granted to each of the named executive officers in the fiscal years noted, calculated in accordance with ASC Topic 718. Please refer to Note 10, Note 12 and Note 11 to the Company's Consolidated Financial Statements in the Company's Form 10-K for 2011, 2012 and 2013, respectively, for the related assumptions pertaining to the Company's calculations.

(3)
The amounts included in this column relate to short-term cash incentive awards earned by the named executive officers in the fiscal years noted and paid under the Company's short-term incentive plan.

(4)
The change in pension value for Mr. O'Brien and Ms. Gerono in 2013 was a decrease of $126,422 and $26,018, respectively.

(5)
Consists of other compensation paid to (i) Mr. Dearth, which includes 401k Company contributions of $15,300 in 2013 and $3,945 in club dues and $9,000 in club initiation fees for 2013 and 401k Company contributions of $6,250 in 2012; (ii) Mr. Schott, which includes 401k Company contributions of $15,238 in 2013, $10,000 in 2012 and $13,287 in 2011; (iii) Mr. O'Brien, which includes 401k Company contributions of $15,255 in 2013, $10,000 in 2012 and $13,475 in 2011; (iv) Mr. Rose, which includes 401k Company contributions of $15,300 in 2013, $10,000 in 2012 and $13,475 in 2011; (v) Ms. Gerono, which includes 401(k) Company contributions of $12,757 in 2013, $9,665 in 2012 and $9,800 in 2011; and (vi) Mr. Singleton, which includes $42,694 for automobile expenses and car allowance, $95,110 in living expenses, utilities and personal travel, and $33,916 for insurances and health care premiums for 2013; $44,329 for automobile expenses and car allowance, $82,102 in living expenses, utilities and personal travel, and $18,282 for life insurance and health care premiums for 2012; and $16,824 for automobile expenses and car allowance, $21,802 in living expenses, utilities and personal travel; $1,475 for life insurance premiums, $3,787 for health care premiums, and $24,378 for one time relocation expenses for 2011.

(6)
Mr. Dearth became President and Chief Executive Officer of the Company on August 1, 2012. The amount in the "Salary" column for Mr. Dearth in 2012 consists of his salary as President and Chief Executive Officer from August 1, 2012 through December 31, 2012 and $14,375 paid to him as Director's compensation, which was earned prior to his appointment as Chief Executive Officer. This amount is exclusive of $37,500 and $5,625 (which represented an unearned amount of the annual and Audit Committee Member retainers, respectively), which Mr. Dearth returned to the Company in July 2012, as a result of him becoming an employee Director. The amount in the "Stock Awards" column for Mr. Dearth for 2012 consists of (i) 4,283 shares of restricted stock awarded to him as a Director prior to him becoming President and Chief Executive Officer, and (ii) 15,000 shares of restricted stock granted to Mr. Dearth upon becoming President and Chief Executive Officer of the Company. Mr. Dearth holds an aggregate of 764 phantom stock units, which were granted to him while he was a non-employee Director.

(7)
Except with respect to the column entitled "Change in Pension Value and Nonqualified Deferred Compensation Earnings," Mr. Singleton's compensation for 2013 is converted from Singapore Dollars to U.S. Dollars at the average annual exchange rate for 2013. Except with respect to the column entitled "Change in Pension Value and Nonqualified Deferred Compensation Earnings," Mr. Singleton's compensation for 2012 is converted from Singapore Dollars to U.S. Dollars at the average annual exchange rate for 2012. Except with respect to the column entitled "Change in Pension Value and Nonqualified Deferred Compensation Earnings," Mr. Singleton's compensation is converted from British pounds to U.S. Dollars for the months of January through September 2011 at the average annual exchange rate for 2011. Except with respect to the column entitled "Change in Pension Value and Nonqualified Deferred Compensation Earnings," Mr. Singleton's compensation from October through December 2011 is converted from Singapore Dollars to U.S. Dollars at the average annual exchange rate for 2011 to account for his relocation to Singapore. The column entitled "Change in Pension Value and Nonqualified Deferred Compensation Earnings" is converted from British pounds to U.S. Dollars based on an exchange rate at December 31st of the applicable year.

  Grants of Plan-Based Awards Table

  The following table sets forth certain information with respect to grants of plan-based awards to the named executive officers during 2013.

Grants of Plan-Based Awards In 2013

								All Other Stock Awards: Number of Shares of Stock or Units (#)(3)
											Grant Date Fair Value of Stock Options and Stock Awards ($)(5)
									All Other Option Awards: Number of Securities Underlying Options (#)(4)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards ($/Sh) (4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Randall Dearth	2/27/13	180,250	360,500	630,875	13,372	26,744	53,488	14,997	57,095	17.17	772,491
Stevan Schott	2/27/13	67,500	135,000	236,250	3,895	7,790	15,580	4,368	16,630	17.17	225,010
Robert O'Brien	2/27/13	92,500	185,000	323,750	5,765	11,529	23,058	6,465	24,612	17.17	333,007
Richard Rose	2/27/13	56,400	112,800	197,400	3,112	6,224	12,448	3,490	13,287	17.17	179,777
Gail Gerono	2/27/13	34,300	68,600	120,050	1,273	2,545	5,090	1,427	5,432	17.17	73,506
Allan Singleton	2/27/13	15,047	60,186	90,279	551	1,102	2,204	618	2,354	17.17	31,837

(1)
The amounts reported in these columns reflect the short-term cash incentive awards that were granted to the named executive officers in 2013 under the Company's short-term incentive plan. The amounts presented in these columns reflect the amounts that could have been earned based upon the level of achievement specified for the underlying performance conditions. Actual short-term cash incentive awards earned for 2013 are included in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

(2)
The amounts reported in these columns reflect the performance-based restricted stock unit awards that were granted to the named executive officers in 2013 under the Company's 2008 Equity Incentive Plan. The amounts presented in these columns reflect the number of shares of our capital stock that could be earned over the course of the applicable performance period based upon the level of achievement specified with respect to the performance goals underlying such award.

(3)
This column reflects the number of shares of time-vested restricted stock that were granted to the named executive officers in 2013 under the Company's 2008 Equity Incentive Plan.

(4)
These options were granted to the named executive officers in 2013 under the Company's 2008 Equity Incentive Plan. The exercise price of the option awards was calculated based on the average of the high and low prices of the Company's Common Stock on the NYSE on the date of grant.

(5)
The full grant date fair value was computed in accordance with ASC Topic 718 for each of the awards included in this table. Please refer to Note 11 to the Company's Consolidated Financial Statements of its 2013 Form 10-K for the related assumptions pertaining to the Company's calculations in accordance with ASC Topic 718. The values included in this column for the TSR performance stock award for 2013 reflect the payout of such awards at target. For the Return on Capital (ROC) awards, the fair value is expensed on a straight-line basis over the performance period when it is probable that the performance condition will be achieved. No expense was recognized in 2013 for the ROC awards as it was not considered probable that the performance condition would be achieved.

The following information relates to both the Summary Compensation Table and the Grants of Plan-Based Awards Table set forth above.

The material terms related to the "Non-Equity Incentive Plan Compensation" set forth in the Summary Compensation Table and the "Estimated Future Payments Under Non-Equity Incentive Plan Awards" in the Grants of Plan-Based Awards Table are described in Compensation Discussion and Analysis under the heading "Performance-Based Short-Term Cash Incentive Compensation."

The "Stock Awards" column in the Summary Compensation Table and the "All Other Stock Awards" column of the Grants of Plan-Based Awards Table contain information with respect to the time-vesting restricted stock granted to named executive officers in 2011, 2012 and 2013, as applicable. Grants of time-vesting restricted stock vest in equal increments over three years. Dividends which are paid on Common Stock of the Company are paid on the time-vesting restricted stock and held in escrow with the shares. Please see "Time-Vesting Restricted Stock" included in the Compensation Discussion and Analysis section of this Proxy Statement for additional information regarding the material terms of the time-vested restricted stock awards.

The "Stock Awards" column of the Summary Compensation Table and the "Estimated Future Payouts Under Equity Incentive Plan Awards" columns of the Grants of Plan-Based Awards Table contain information with respect to the restricted performance stock units granted by the Company to the named executive officers in 2011, 2012 and 2013, as applicable. Restricted performance stock units vest as described in Compensation Discussion and Analysis, under the heading "Restricted Performance Stock Units." These grants were made in units and not actual shares, and thus no dividends accrue on the units until the units vest and the shares are actually issued. Please see "Restricted Performance Stock Units" included in the Compensation Discussion and Analysis section of this Proxy Statement for additional information regarding the material terms of the performance vested restricted stock unit awards.

The "Option Awards" column of the Summary Compensation Table and the "All Other Option Awards" column of the Grants of Plan-Based Awards Table contain information with respect to stock options that were granted to the named executive officers in 2011, 2012 and 2013, as applicable. Stock options vest in equal one-half increments over the two-year period following the grant. Stock options expire either seven or ten years following the date of the grant. Options are granted at fair market value upon the date of the grant. Please see "Stock Options" included in the Compensation Discussion and Analysis section of this Proxy Statement for additional information regarding the material terms of the option awards.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards to the named executive officers as of December 31, 2013.

Outstanding Equity Awards At Fiscal Year End 2013

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Randall Dearth	—	57,095	(1)	—	17.17	02/27/20	34,022	699,833	19,246	395,890
	25,000	25,000	(2)	—	13.71	08/01/19
	2,000	—		—	13.09	11/07/17
Stevan Schott	—	16,630	(1)	—	17.17	02/27/20	7,524	154,769	14,456	297,360
	4,621	4,621	(3)	—	14.935	03/02/19
	6,180	—		—	13.89	03/01/18
Robert O'Brien	—	24,612	(1)	—	17.17	02/27/20	12,073	248,342	23,120	475,578
	9,150	9,149	(3)	—	14.935	03/02/19
	7,950	—		—	13.89	03/01/18
	5,868	—		—	15.91	03/04/20
	5,800	—		—	14.71	03/04/19
	5,300	—		—	17.74	02/28/18
Richard Rose	—	13,287	(1)	—	17.17	02/27/20	6,230	128,151	12,189	250,728
	983	3,983	(3)	—	14.935	03/02/19
	4,427	—		—	15.91	03/04/20
Gail Gerono	—	5,432	(1)	—	17.17	02/27/20	2,683	55,189	5,481	112,744
	1,708	1,707	(3)	—	14.935	03/02/19
	2,885	—		—	13.89	03/01/18
	2,370	—		—	15.91	03/04/20
	3,000	—		—	14.71	03/04/19
	2,600	—		—	17.74	02/28/18
Allan Singleton	—	2,354	(1)	—	17.17	02/27/20	1,065	21,907	1,785	36,717
	—	924	(3)	—	14.935	03/02/19

(1)
These option awards vest in two equal installments on February 27, 2014 and February 27, 2015.

(2)
These option awards vest on August 1, 2014.

(3)
These option awards vested on March 2, 2014.

(4)
The following shares vest for each on February 27, 2014, 2015, and 2016: Mr. Dearth 4,999, 4,999, and 4,999; Mr. Schott: 1,456, 1,456, and 1,456; Mr. O'Brien: 2,155, 2,155, and 2,155; Mr. Rose: 1,163, 1,163, and 1,164; Ms. Gerono: 475, 475, and 477; and Mr. Singleton: 206, 206, and 206. The following shares vested for each on March 1, 2014: Mr. Schott 924; Mr. O'Brien 1,189; Mr. Rose 816; and Ms. Gerono 431. The following shares vest for each on March 2, 2014 and 2015: Mr. Schott 1,116 and 1,116; Mr. O'Brien 2,209 and 2,210; Mr. Rose 962 and 962; Ms. Gerono 413 and 412; and Mr. Singleton 224 and 223. On April 30, 2014 and 2015, the following shares vest for Mr. Dearth: 2,597 and 1,428. On August 1, 2015, 15,000 shares vest for Mr. Dearth.

(5)
These values were calculated using the closing market price of the Company's Common Stock on December 31, 2013 of $20.57.

(6)
These units vest subject to the satisfaction of performance goals underlying such awards at the end of a three-year performance period as follows for December 31, 2014, 2015 and 2016, respectively: Mr. Dearth: 0, 0, and 19,246; Mr. Schott: 3,890, 4,960, and 5,606; Mr. O'Brien: 5,004, 9,820, and 8,296; Mr. Rose: 3,435, 4,275, and 4,479; Ms. Gerono: 1,817, 1,833, and 1,831; and Mr. Singleton 0, 992, and 793. The number of units reported in this column are based on achieving maximum performance goals with respect to such awards.

Option Exercises and Stock Vested in 2013

The following table sets forth certain information with respect to stock options exercised by, and stock awards vested for, named executive officers during 2013.

Option Exercises And Stock Vested In 2013

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Randall Dearth	—	—	3,553	60,336
Stevan Schott	—	—	2,899	49,239
Robert O'Brien	34,704	409,323	4,638	78,777
Richard Rose	10,276	60,199	2,712	46,065
Gail Gerono	62,000	673,616	1,345	22,846
Allan Singleton	9,175	109,654	223	3,788

(1)
These values represent the aggregate dollar amount realized upon exercise, calculated by multiplying the number of options that were exercised by the difference between the market price of the underlying shares at exercise and the exercise price of the options. At each named executive officer's option, upon vesting, shares may be sold to satisfy applicable United States tax withholding requirements.

(2)
These values represent the aggregate dollar amount realized upon vesting, calculated by multiplying the number of shares of stock that vested by the market value of the shares on the vesting date. At each named executive officer's option, upon vesting, shares may be withheld to satisfy applicable United States tax withholding requirements.

Pension Benefits

All persons, including named executive officers, who were salaried employees prior to July 1, 2005, and who are United States employees, are participants in the Calgon Carbon Corporation Retirement Plan for Salaried Employees (the "Pension Plan"), a defined benefit plan.

The Pension Plan provides for annual benefits following normal retirement at age sixty-five equal to 1.05% of the participant's final average compensation (highest five consecutive years in the ten-year period immediately preceding retirement or termination) multiplied by the participant's credited service (up to thirty-five years); plus 0.50% of the excess, if any, of the participant's final average compensation in excess of the participant's covered compensation (as defined in IRS regulations) multiplied by the participant's credited service (up to thirty-five years). In calculating Mr. O'Brien's benefit under the Pension Plan, prior service with Merck & Co. is included in the calculation of the gross pension benefit. The pension benefit payable to Mr. O'Brien from the Pension Plan is his gross pension benefit under the Pension Plan including prior service with Merck & Co., less the benefit payable from the Merck & Co. pension plan.

For purposes of the Pension Plan, "compensation" includes base compensation, special awards, commissions, bonuses and incentive pay.

The Pension Plan provides for early retirement, provided that the participant has attained the age of fifty-five and has completed at least fifteen years of continuous participation under the Pension Plan. Early retirement benefits are the retirement income that would be applicable at normal retirement, reduced by 0.25% for each month benefits begin prior to the participant's attainment of age sixty-two. Mr. O'Brien and Ms. Gerono are the only named executive officers currently eligible for early retirement under the Pension Plan. Individuals who terminate employment prior to age fifty-five, but have fifteen years of continuous participation upon termination, are eligible to receive benefits under the Pension Plan as early as age fifty-five, but the benefit payable is actuarially reduced from age sixty-five. The normal form of payment under the plan is a straight life annuity although a lump sum option is available if the plan is sufficiently funded.

Effective January 1, 2006, active participants in the Pension Plan were permitted a one-time opportunity to elect whether future retirement benefits would continue to be earned under the Pension Plan, in which case a participant would continue to also receive a matching contribution of 25% of the first 4% of base pay contributed by the participant under the Company's Thrift/Savings Plan, a 401(k) defined contribution plan, or instead to elect to cease future accrual of benefits in the Pension Plan and to participate under the new retirement savings program of the Company's Thrift/Savings Plan. Effective January 1, 2007, all remaining Pension Plan participants were required to convert to the new retirement savings program for future accrual of retirement benefits (and no further benefits will accrue to them under the Pension Plan). Participants in the 401(k) plan receive a Company match of 50% on the first 6% of total pay contributed by the participant, plus a 3% fixed quarterly Company contribution (total 6% of total pay). An annual discretionary Company contribution (from 0% to 4% of total pay based on the performance of the Company) may be made at the discretion of the Board of Directors and vests to participants after two years of service.

Mr. Singleton is not a United States based employee and thus instead participates in the UK Sutcliffe Speakman Limited Pension and Life Assurance Scheme (the "Speakman Plan"), a defined benefit plan. The Speakman Plan provides for an annual benefit following normal retirement at age sixty equal to 1/60th of final pensionable salary with executive members accruing benefits according to a scale which provides 2/3rds of pensionable salary after 30 years of service. The Speakman Plan provides for an unreduced pension at age 60 for executive members. Effective December 31, 2010, no future accruals are granted under the Speakman Plan.

The following table shows years of credited service and present value of accumulated benefit as of December 31, 2013 payable by the Company, and payments made by the Company during the last fiscal year for each named executive officer.

Pension Benefits as of December 31, 2013

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit (US$)(2)	Payments During Last Fiscal Year ($)
Randall Dearth(3)	Not applicable	—	—	—
Stevan Schott(3)	Not applicable	—	—	—
Robert O'Brien	Calgon Carbon Corporation Retirement Plan for Salaried Employees	33.00	$973,579	$0
Richard Rose(3)	Not applicable	—	—	—
Gail Gerono	Calgon Carbon Corporation Retirement Plan for Salaried Employees	16.00	$349,550	$0
Allan Singleton	UK Sutcliffe Speakman Limited Pension and Life Assurance Scheme	17.50	$1,399,208	$0

(1)
For Messrs. O'Brien and Singleton and Ms. Gerono, the credited service shown is the service used to calculate their frozen pension benefit. Each continues to earn service for vesting and eligibility purposes as long as they are employed by the Company.

(2)
The calculation of present value of accumulated benefit assumes the following:

•
Retirement at age 62 for Mr. O'Brien and Ms. Gerono; and at age 60 for Mr. Singleton.

•
Interest rate of 5.00% (4.45% for Mr. Singleton).

•
Post retirement annuities based on RP-2000 Whitecollar Mortality Projected to 2015 (gender distinct) for Mr. O'Brien and Ms. Gerono. Standard S1NMA mortality table for males projected using CMI_2012 with a long term trend rate of improvement of 1.5% per year for Mr. Singleton.

•
Post retirement lump sums based on IRS Prescribed Mortality for Mr. O'Brien and Ms. Gerono.

•
Percent electing lump sum: 80% for Mr. O'Brien and Ms. Gerono and 0% for Mr. Singleton.

•
For Mr. Singleton, 3.6% RPI Inflation and 2.9% CPI.

•
An exchange rate of 1 British pound to 1.6486 U.S. dollar was applied to the amount shown for Mr. Singleton.

(3)
Messrs. Dearth, Schott and Rose do not participate in the Calgon Carbon Corporation Retirement Plan for Salaried Employees because they were hired after July 1, 2005.

Potential Payments Upon Termination or Change In Control

For 2013, each of the named executive officers of the Company had employment agreements with the Company. The agreements provided for a base salary, participation in bonus and other compensation programs as determined by the Company, indemnification against liabilities arising out of their service in certain capacities, and executive risk liability insurance coverage. The agreements generally provided for continued employment of the executives until termination by the Company with or without cause or voluntary termination by the named executive officer with or without good reason.

The tables below reflect the amount of compensation which would be paid to each of the named executive officers of the Company in the event of termination of such executive's employment.

The tables show the amount of compensation payable to each named executive officer upon termination by the Company for "cause" (as defined in the applicable employment agreement), voluntary termination by the executive without "good reason" (as defined in the applicable employment agreement, and generally including constructive termination), death, disability, retirement, involuntary termination by the Company without cause or voluntary termination by the executive for good reason, and termination following a change in control. The amounts shown assume that such termination was effective as of December 31, 2013 and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid can only be determined at the time of such executive's separation from the Company.

Employment Agreement Terms—Dearth, Schott, O'Brien, Rose and Gerono

The following paragraphs summarize the general terms of the employment agreements that were in place for Messrs. Dearth, Schott, O'Brien and Rose and Ms. Gerono for 2013. Regardless of whether the termination of the named executive officer's employment is by the Company for cause or without cause, by the named executive officer with or without good reason, or due to death or disability, the executive is generally entitled to receive amounts earned during the term of his employment, including (i) base salary, vacation and other cash entitlements accrued through the date of termination, to be paid to the executive in a lump sum of cash on the next regularly scheduled payroll date that is at least ten (10) days from the date of termination (to the extent theretofore unpaid); (ii) to the extent permitted by the applicable deferred compensation plan and any elections filed by the executive under such plan, the amount of any compensation previously deferred by the executive, paid in a lump sum of cash on the next regularly scheduled payroll date that is at least ten (10) days from the date of termination (to the extent theretofore unpaid); and (iii) amounts that are vested benefits or that the executive is otherwise entitled to receive under any plan, policy, practice or program of, or any other contract or agreement with, the Company at or subsequent to the date of termination, payable in accordance with such plan, policy, practice or program or contract or agreement. Collectively, these are referred to as "Accrued Obligations."

In the case of a termination by the Company for cause, or a voluntary termination by the named executive officer without good reason, or death or disability of the executive, the executive (or his estate or beneficiaries in the case of death) would be entitled to no further compensation other than the Accrued Obligations.

In the case of an executive retiring, the executive would receive his Accrued Obligations. With respect to time-based restricted stock and restricted performance stock units, the executive would be vested in a prorated number of unvested restricted shares or units held by the executive at the date of retirement.

In the case of the termination of the employment of the named executive by the Company without cause or the resignation by the executive with good reason, the executive will be entitled to (i) the Accrued Obligations and (ii) (A) the executive's base salary, based upon the salary the executive earned at the time of his termination, payable for the Severance Period for said executive (where Messrs. Schott's, O'Brien's and Rose's and Ms. Gerono's Severance Period is eighteen (18) months and Mr. Dearth's Severance Period is twenty-four (24) months), and (B) for Messrs. Schott, O'Brien and Rose and Ms. Gerono, one and a half (1.5) times the Bonus Amount (defined below) and, for Mr. Dearth, two (2) times the Bonus Amount (defined below), all of which is payable in a lump sum upon the date, which is the first day following the six (6) month anniversary of the date of termination. In addition, the executive's applicable health and welfare benefits will be continued for a period equal to the Severance Period or, if shorter, until the executive is reemployed and provided at least equivalent benefits by his next employer. The executive will not receive any additional stock or option grants. With respect to all equity plans of the Company, no further vesting will occur. The "Bonus Amount" is the current "target" amount of any cash bonus or short-term cash incentive plan in effect for the year of termination.

Additional Benefits Upon Termination

In addition to the benefits discussed above, each named executive officer has certain entitlements with respect to the various forms of equity awards that such executive may have earned over the course of his employment.

If the employment of the named executive officer (who may not be a Disabled Participant, as defined in the 2008 Equity Incentive Plan) is voluntarily terminated with the consent of the Company, any then-outstanding incentive stock option held by such executive shall be exercisable by the executive (but only to the extent exercisable by the executive immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period.

If the employment of the executive (who may not be a Disabled Participant, as defined in the 2008 Equity Incentive Plan) is voluntarily terminated with the consent of the Company, any then-outstanding nonstatutory stock option or stock appreciation right held by such executive shall be exercisable by the executive (but only to the extent exercisable by the executive immediately prior to the termination of employment) at any time prior to the expiration date of such nonstatutory stock option or stock appreciation right or within one year after the date of termination of employment, whichever is the shorter period.

If the executive is a Disabled Participant (as defined in the 2008 Equity Incentive Plan) and his employment is voluntarily terminated with the consent of the Company, or the executive retires at normal retirement age under any retirement plan of the Company, any then-outstanding stock option or stock appreciation right held by such executive shall be exercisable in full (whether or not so exercisable by the executive immediately prior to the termination of employment) by the executive at any time prior to the expiration date of such stock option or stock appreciation right or within one year after the date of termination of employment, whichever is the shorter period.

If an executive's employment is terminated by reason of the executive's death, the executive's estate will be permitted to exercise any outstanding stock options or stock appreciation rights held by such executive (whether or not exercisable on the date of death) at any time prior to the expiration date of such stock option or stock appreciation right or within one year after the date of death, whichever is the shorter period.

Generally, if the employment of an executive terminates for any reason other than voluntary termination with the consent of the Company, retirement under any retirement plan of the Company or death, all outstanding stock options and stock appreciation rights held by the executive at the time of such termination of employment shall automatically terminate. Whether termination is a voluntary termination with the consent of the Company and whether retirement is at a normal age is determined as provided in the Company's 2008 Equity Incentive Plan.

All restrictions on such executive's time-based restricted stock will lapse and, with respect to restricted performance stock units granted to executives in 2011, 2012 and 2013, if the performance conditions contained in the agreement granting such restricted performance stock units are met after such executive's death, the executive's estate would be entitled to receive a number of shares equal to the total share units granted under the agreement, multiplied by the number of full months such executive was employed from January 1 in the year of the grant until the death of the executive, divided by thirty-six.

In the case of disability of an executive in accordance with the definition contained in the executive's employment agreement, in addition to the Accrued Obligations, the executive's estate would be entitled to receive a number of shares related to restricted performance stock units using the same calculation as would be used in the case of the executive's death. There would be no acceleration of vesting of stock options or time-based restricted stock in the case of disability.

Payments Upon Change of Control

If, after a Change of Control, as defined in the executive's employment agreement, an executive's employment is terminated by the Company (other than termination by the Company for cause or by reason of death or disability and subject to certain time limitations) or the executive terminates his employment in certain circumstances which constitute good reason (as defined in the employment agreements and subject to certain time limitations) the executive will be entitled to the following benefits: In lieu of the normal severance benefits described above, the executive will be entitled to a lump sum equal to: (i) two (2) years (three (3) years for the Chief Executive Officer) of the executive's base salary; plus (ii) two (2) times (three (3) times for the Chief Executive Officer) the Bonus Amount as defined above; and (iii) the matching contributions that would have been credited to the executive under the Company's 401(k) plan for the two (2) years (three (3) years for the Chief Executive Officer) following the effective date of termination of the executive's employment. No executive is entitled to a benefit if he terminates his employment other than for "good reason" during a period of ninety (90) days after the first anniversary of the Change of Control.

After a Change of Control, the executive will also be entitled to exercise all stock options and stock appreciation rights and be fully vested in all restricted stock, stock units, and similar stock-based or incentive awards previously granted to the executive regardless of any deferred vesting or deferred exercise provisions of such arrangements.

Material Conditions to Receipt of Payments or Benefits

In order to receive the benefits described above, the named executive officers agree in the employment agreements to be bound by standard provisions concerning use of confidential information and non-compete provisions after termination of employment. In particular, the executive agrees that he will not compete with the Company during the period in which he is receiving severance or for a period of two (2) years after the termination of employment, whichever is longer. The named executive officers further agree that all confidential information, as specified in such officers' respective employment agreements, shall be kept secret and shall not be disclosed or made available to anyone outside of the Company at any time, either during his employment with the Company, or subsequent to termination thereof for any reason.

Employment Agreement of Mr. Singleton

Mr. Singleton also has an employment agreement, which is different from the Agreements for the U.S.-based employees. His agreement was entered into on September 21, 2011 and is effective until September 30, 2014, but his employment may be terminated by either party prior to that date. There is no provision for severance payments to Mr. Singleton; however, if Mr. Singleton's employment is terminated by the Company without cause, the Company must provide Mr. Singleton with 12 weeks' notice under applicable law and, pursuant to his agreement, the Company must pay certain expenses in connection with Mr. Singleton's relocation to the United Kingdom.

Randall Dearth

The following table shows the potential payments upon termination of employment prior to and after a Change of Control of the Company for Randall Dearth.

Executive Benefit and Payments Upon Separation	For Cause Termination	Voluntary Termination	Death	Disability	Retirement	Involuntary Not For Cause or Employee for Good Reason Termination	Involuntary Not for Cause or Employee for Good Reason Termination (After Change of Control)
Severance and Short-Term Compensation:
Cash Severance and Short-Term Cash Incentive Compensation	—	—	—	—	—	$1,789,376	$2,684,064
Long Term Incentive Compensation:
Stock Options (Unvested)(1)	—	—	$365,623	$365,623	$365,623	—	$365,623
Time-Based Restricted Stock(2)	—	—	$699,833	—	$234,907	—	$699,833
Performance-Based Restricted Stock Units(2)	—	—	$331,193	$331,193	$331,193	—	$1,100,248
Other Benefits
Savings Plan Enhancement(3)	—	—	—	—	—	—	$45,900
Pension Plan	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Health and Welfare Benefits	—	—	—	—	—	$32,590	$48,885
Life Insurance(4)	—	—	$500,000	—	—	$2,348	$3,522

Total	$0	$0	$1,896,649	$696,816	$931,723	$1,824,314	$4,948,075

(1)
Reflects the excess of the fair market value of the underlying shares as of December 31, 2013 over the exercise price of all unvested options, the vesting of which accelerates in connection with the specified event.

(2)
Reflects the fair market value as of December 31, 2013 of the shares underlying restricted stock units, the vesting of which accelerates in connection with the specified event.

(3)
The value shown for the Savings Plan Enhancement equals a 3% company match, and 3% automatic contribution for 36 months. All Savings Plan Enhancement calculations are based on earnings up to the 2012 IRS Code Section 401(a)(17) pay limit of $255,000.

(4)
In the case of "death," consists of life insurance proceeds and in all other cases, consists of additional premiums paid after termination of employment.

Stevan Schott

The following table shows the potential payments upon termination of employment prior to and after a Change of Control of the Company for Stevan Schott.

Executive Benefit and Payments Upon Separation	For Cause Termination	Voluntary Termination	Death	Disability	Retirement	Involuntary Not For Cause or Employee for Good Reason Termination	Involuntary Not for Cause or Employee for Good Reason Termination (After Change of Control)
Severance and Short-Term Compensation:
Cash Severance and Short-Term Cash Incentive Compensation	—	—	—	—	—	$641,625	$855,500
Long Term Incentive Compensation:
Stock Options (Unvested)(1)	—	—	$82,581	$82,581	$82,581	—	$82,581
Time-Based Restricted Stock(2)	—	—	$154,748	—	$55,511	—	$154,748
Performance-Based Restricted Stock Units(2)	—	—	$167,461	$167,461	$167,461	—	$594,226
Other Benefits
Savings Plan Enhancement(3)	—	—	—	—	—	—	$30,600
Pension Plan	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Health and Welfare Benefits	—	—	—	—	—	$24,443	$32,590
Life Insurance(4)	—	—	$295,000	—	—	$1,026	$1,368

Total	$0	$0	$699,790	$250,042	$305,553	$667,094	$1,751,613

(1)
Reflects the excess of the fair market value of the underlying shares as of December 31, 2013 over the exercise price of all unvested options, the vesting of which accelerates in connection with the specified event.

(2)
Reflects the fair market value as of December 31, 2013 of the shares underlying restricted stock units, the vesting of which accelerates in connection with the specified event.

(3)
The value shown for the Savings Plan Enhancement equals a 3% company match, and 3% automatic contribution for 24 months. All Savings Plan Enhancement calculations are based on earnings up to the 2012 IRS Code Section 401(a)(17) pay limit of $255,000.

(4)
In the case of "death," consists of life insurance proceeds and in all other cases, consists of additional premiums paid after termination of employment.

Robert O'Brien

The following table shows the potential payments upon termination of employment prior to and after Change of Control of the Company for Robert O'Brien.

Executive Benefit and Payments Upon Separation	For Cause Termination	Voluntary Termination	Death	Disability	Retirement	Involuntary Not For Cause or Employee for Good Reason Termination	Involuntary Not for Cause or Employee for Good Reason Termination (After Change of Control)
Severance and Short-Term Compensation:
Cash Severance and Short-Term Cash Incentive Compensation	—	—	—	—	—	$830,250	$1,107,000
Long Term Incentive Compensation:
Stock Options (Unvested)(1)	—	—	$135,241	$135,241	$135,241	—	$135,241
Time-Based Restricted Stock(2)	—	—	$248,342	—	$87,715	—	$248,342
Performance-Based Restricted Stock Units(2)	—	—	$283,316	$283,316	$283,316	—	$1,016,240
Other Benefits
Savings Plan Enhancement(3)	—	—	—	—	—	—	$30,600
Pension Plan(4)	$1,116,415	$1,116,415	$510,816	$1,062,263	$1,116,415	$1,116,415	$1,116,415
Health and Welfare Benefits	—	—	—	—	—	$19,568	$26,090
Life Insurance(5)	—	—	$369,000	—	—	$1,266	$1,688

Total	$1,116,415	$1,116,415	$1,546,715	$1,480,820	$1,622,687	$1,967,499	$3,681,616

(1)
Reflects the excess of the fair market value of the underlying shares as of December 31, 2013 over the exercise price of all unvested options, the vesting of which accelerates in connection with the specified event.

(2)
Reflects the fair market value as of December 31, 2013 of the shares underlying restricted stock units, the vesting of which accelerates in connection with the specified event.

(3)
The value shown for the Savings Plan Enhancement equals a 3% company match, and 3% automatic contribution for 24 months. All Savings Plan Enhancement calculations are based on earnings up to the 2012 IRS Code Section 401(a)(17) pay limit of $255,000.

(4)
The present value calculated for the Pension Plan was determined using the following assumptions:

•
Estimated lump sums based on required mortality specified in Revenue Ruling 2008-85 for 2013 distributions and segment rates of 1.99%, 4.47%, and 5.26%.

•
Immediate lump sum payment was assumed. The appropriate early retirement deductions were applied in the calculation of the estimated lump sum payment.

•
The monthly accrued benefit as of December 31, 2013 is the amount payable at age 65 as a single life annuity.

•
For the disability scenario, it is assumed that Mr. O'Brien will continue on employer sponsored long term disability coverage until age 65 and then retire at age 65.

•
Mr. O'Brien is assumed to be married with a spouse of the same age.

•
Death benefits are assumed paid to his surviving spouse and reflect the adjustment for the 50% joint-and-survivor form of payment and the fact that the surviving spouse will receive 50%. In addition, the death benefit is assumed to be payable at the earliest retirement age of the participant.

(5)
In the case of "death," consists of life insurance proceeds and in all other cases, consists of additional premiums paid after termination of employment.

Richard Rose

The following table shows the potential payments upon termination of employment prior to and after Change of Control of the Company for Richard Rose.

Executive Benefit and Payments Upon Separation	For Cause Termination	Voluntary Termination	Death	Disability	Retirement	Involuntary Not For Cause or Employee for Good Reason Termination	Involuntary Not for Cause or Employee for Good Reason Termination (After Change of Control)
Severance and Short-Term Compensation:
Cash Severance and Short-Term Cash Incentive Compensation	—	—	—	—	—	$608,729	$811,638
Long Term Incentive Compensation:
Stock Options (Unvested)(1)	—	—	$67,600	$67,600	$67,600	—	$67,600
Time-Based Restricted Stock(2)	—	—	$128,131	—	$78,854	—	$128,131
Performance-Based Restricted Stock Units(2)	—	—	$138,263	$138,263	$138,263	—	$491,993
Other Benefits
Savings Plan Enhancement(3)	—	—	—	—	—	—	$30,600
Pension Plan	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Health and Welfare Benefits	—	—	—	—	—	$23,694	$31,592
Life Insurance(4)	—	—	$279,875	—	—	$965	$1,286

Total	$0	$0	$613,869	$205,863	$284,717	$633,388	$1,562,840

(1)
Reflects the excess of the fair market value of the underlying shares as of December 31, 2013 over the exercise price of all unvested options, the vesting of which accelerates in connection with the specified event.

(2)
Reflects the fair market value as of December 31, 2013 of the shares underlying restricted stock units, the vesting of which accelerates in connection with the specified event.

(3)
The value shown for the Savings Plan Enhancement equals a 3% company match, and 3% automatic contribution for 24 months. All Savings Plan Enhancement calculations are based on earnings up to the 2012 IRS Code Section 401(a)(17) pay limit of $255,000.

(4)
In the case of "death," consists of life insurance proceeds and in all other cases, consists of additional premiums paid after termination of employment.

Gail Gerono

The following table shows the potential payments upon termination of employment prior to and after Change of Control of the Company for Gail Gerono.

Executive Benefit and Payments Upon Separation	For Cause Termination	Voluntary Termination	Death	Disability	Retirement	Involuntary Not For Cause or Employee for Good Reason Termination	Involuntary Not for Cause or Employee for Good Reason Termination (After Change of Control)
Severance and Short-Term Compensation:
Cash Severance and Short-Term Cash Incentive Compensation	—	—	—	—	—	$394,116	$525,488
Long Term Incentive Compensation:
Stock Options (Unvested)(1)	—	—	$28,094	$28,094	$28,094	—	$28,094
Time-Based Restricted Stock(2)	—	—	$55,189	—	$21,090	—	$55,189
Performance-Based Restricted Stock Units(2)	—	—	$57,752	$57,752	$57,752	—	$205,865
Other Benefits
Savings Plan Enhancement(3)	—	—	—	—	—	—	$30,600
Pension Plan(4)	$397,624	$397,624	$182,528	$369,588	$397,624	$397,624	$397,624
Health and Welfare Benefits	—	—	—	—	—	$6,954	$9,272
Life Insurance(5)	—	—	$194,625	—	—	$671	$894

Total	$397,624	$397,624	$518,188	$455,434	$504,560	$799,365	$1,253,026

(1)
Reflects the excess of the fair market value of the underlying shares as of December 31, 2013 over the exercise price of all unvested options, the vesting of which accelerates in connection with the specified event.

(2)
Reflects the fair market value as of December 31, 2013 of the shares underlying restricted stock units, the vesting of which accelerates in connection with the specified event.

(3)
The value shown for the Savings Plan Enhancement equals a 3% company match, and 3% automatic contribution for 24 months. All Savings Plan Enhancement calculations are based on earnings up to the 2012 IRS Code Section 401(a)(17) pay limit of $255,000.

(4)
The present value calculated for the Pension Plan was determined using the following assumptions:

•
Estimated lump sums based on required mortality specified in Revenue Ruling 2008-85 for 2013 distributions and segment rates of 1.99%, 4.47%, and 5.26%.

•
Immediate lump sum payment was assumed. The appropriate early retirement deductions were applied in the calculation of the estimated lump sum payment.

•
The monthly accrued benefit as of December 31, 2013 is the amount payable at age 65 as a single life annuity.

•
For the disability scenario, it is assumed that Ms. Gerono will continue on employer sponsored long term disability coverage until age 65 and then retire at age 65.

•
Ms. Gerono is assumed to be married with a spouse of the same age.

•
Death benefits are assumed paid to her surviving spouse and reflect the adjustment for the 50% joint-and-survivor form of payment and the fact that the surviving spouse will receive 50%. In addition, the death benefit is assumed to be payable at the earliest retirement age of the participant.

(5)
In the case of "death," consists of life insurance proceeds and in all other cases, consists of additional premiums paid after termination of employment.

Allan Singleton

The following table shows the potential payments upon termination of employment prior to and after Change of Control of the Company for Allan Singleton.

Executive Benefit and Payments Upon Separation	For Cause Termination	Voluntary Termination	Death	Disability	Retirement	Involuntary Not For Cause or Employee for Good Reason Termination	Involuntary Not for Cause or Employee for Good Reason Termination (After Change of Control)
Severance and Short-Term Compensation:
Cash Severance and Short-Term Cash Incentive Compensation)	—	—	—	—	—	—	—
Long Term Incentive Compensation:
Stock Options (Unvested)(1)	—	—	$13,206	$13,206	$13,206	—	$13,206
Time-Based Restricted Stock(2)	—	—	$21,907	—	$6,626	—	$21,907
Performance-Based Restricted Stock Units(2)	—	—	$27,847	$27,847	$27,847	—	$100,094
Other Benefits
Savings Plan Enhancement	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Pension Plan(3)	$1,399,208	$1,399,208	$740,798	$1,399,208	$1,399,208	$1,399,208	$1,399,208
Health and Welfare Benefits	—	—	—	—	—	$28,149	$37,532
Life Insurance(4)	—	—	$956,448	—	—	$7,703	$10,270

Total	$1,399,208	$1,399,208	$1,760,206	$1,440,261	$1,446,887	$1,435,060	$1,582,217

(1)
Reflects the excess of the fair market value of the underlying shares as of December 31, 2013 over the exercise price of all unvested options, the vesting of which accelerates in connection with the specified event.

(2)
Reflects the fair market value as of December 31, 2013 of the shares underlying restricted stock units, the vesting of which accelerates in connection with the specified event.

(3)
The amounts shown are in United States dollars and were calculated based on an exchange rate at December 31, 2013 of one British pound for each US $1.6486. In the case of death, Mr. Singleton's spouse is eligible to receive 50% of his accrued pension payable immediately. The amount shown is based on an interest rate of 4.45%, the Standard S1NMA mortality table for males projected using CMI_2012 with a long term trend rate of improvement of 1.5% per year for Mr. Singleton, and that the spouse is three years younger. In all cases other than death, the values shown represent the present value of the amount payable at age 60 and are based on an interest rate of 4.45% and the Standard S1NMA mortality table for males projected using CMI_2012 with a long term trend rate of improvement of 1.5% per year for Mr. Singleton.

(4)
In the case of "death," consists of life insurance proceeds and in all other cases, consists of additional premiums paid after termination of employment.

Compensation of Directors

Governance Committee Oversight.    The Board has assigned the oversight of Director compensation to the Governance Committee, which is comprised of three independent Directors. The Governance Committee from time to time reviews and makes decisions regarding the compensation program for the non-employee Directors of the Company. The Governance Committee's function is to review and make recommendations to the Board as a whole concerning the compensation to be paid to non-employee Directors. In performing its functions, the Governance Committee may consult with the Compensation Committee with regard to issues of common interest. The Governance Committee has also used the independent compensation consultant which is used by the Compensation Committee in order to examine Director compensation.

Board and Committee Fees.    In 2013, each non-employee Director received a restricted stock grant with a grant date value of $65,000 and retainer fees, as detailed below, for services as a member of the Board and any committee of the Board, except for Mr. Paro whose compensation and stock grant was prorated. Directors who are full-time employees of the Company or a subsidiary receive no additional compensation for services as a member of the Board or any committee of the Board. Directors who are not employees of the Company receive an annual retainer of $60,000 for Board service. The retainer fees are payable in cash or Common Stock of the Company as described below. The Chairman receives $75,000. The Chairperson of the Governance Committees receives a retainer of $5,000, the Chairperson of the Compensation Committee receives a retainer of $10,000 and the Chairperson of the Audit Committee receives a retainer of $15,000. The members of the Audit Committee each receive an additional retainer of $7,500. No meeting fees are paid to Directors.

2008 Equity Incentive Plan.    As indicated above, following the 2013 Annual Meeting of Stockholders, non-employee Directors were awarded a grant of restricted stock under the Company's 2008 Equity Incentive Plan, with a grant date value of $65,000. Such shares will vest in equal annual increments over a three-year period.

1999 Phantom Stock Plan.    Prior to 2008, the 1999 Phantom Stock Plan provided each non-employee Director with phantom stock. No actual stock of the Company is issued under this plan. Instead, each Director was credited on the day following the Annual Meeting of Stockholders, in an account maintained for the purpose, with the fair market value of shares of the Company's Common Stock equal to the cash amount of the award. Directors are also credited with the fair market value of shares equal to the amount of the cash dividends which would have been paid if the phantom stock were actual Common Stock. As the actual fair market value of the Company's Common Stock changes, the credited value of the Director's phantom stock will change accordingly. When the Director leaves the Board for any reason, including death or disability, the Director will be entitled to be paid, in cash, the entire amount then credited in the account. Since the adoption of the 2008 Equity Incentive Plan, no awards have been granted under the 1999 Phantom Stock Plan.

1997 Directors' Fee Plan.    The 1997 Directors' Fee Plan provides Directors with payment alternatives for retainer fees payable as a member of the Board or as the Chairperson of any committee. Pursuant to the plan, Directors are permitted to receive their retainer fees that are otherwise intended to be paid in cash in a current payment of cash or in a current payment of shares of Common Stock of the Company based upon the fair market value of the Common Stock upon the date of payment of the fee, or to defer payment of the retainer fees for subsequent payment of shares of Common Stock pursuant to a stock deferral election. Payment of Common Stock placed in a deferred stock account will be made in the calendar year following the calendar year during which a Director ceases to be a Director of the Company, including by reason of death or disability.

1993 Non-Employee Directors' Stock Option Plan.    Prior to 2008, the 1993 Non-Employee Directors' Stock Option Plan, as amended, provided for an annual grant of option shares on the day following the Annual

Meeting of Stockholders. All options under such plan are vested. Since the adoption of the 2008 Equity Incentive Plan, no awards have been granted under the 1993 Non-Employee Directors' Stock Option Plan.

The following table sets forth information with respect to Director compensation during 2013.

Director Compensation In 2013

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
J. Rich Alexander	72,500	65,000	—	—	—	—	137,500
Robert Cruickshank(4)	0	0	—	—	—	—	0
William Lyons	75,000	65,000	—	—	—	—	140,000
Louis Massimo	60,000	65,000	—	—	—	—	125,000
William Newlin	60,000	65,000	—	—	—	—	125,000
John Paro	50,625	48,750	—	—	—	—	99,375
Julie Roberts	60,000	65,000	—	—	—	—	125,000
Timothy Rupert	70,000	65,000	—	—	—	—	135,000
Seth Schofield	135,000	65,000	—	—	—	—	200,000
Donald Templin	67,500	65,000	—	—	—	—	132,500

(1)
Includes the retainer amount of $60,000 and additional retainers paid to the Chairman, Audit Committee Members and Committee Chairpersons, as described above. Mr. Paro was elected as a Director on August 1, 2013 and his compensation was prorated.

(2)
The following represents the aggregate phantom stock units held by each non-employee Director as of December 31, 2013: Mr. Newlin 3,897; Ms. Roberts 9,048; Mr. Rupert 3,897; and Mr. Schofield 10,669. The following represents the aggregate restricted stock held by each non-employee Director as of December 31, 2013: Mr. Alexander 7,883; Mr. Lyons 7,883; Mr. Massimo 3,858; Mr. Newlin 7,883; Mr. Paro 2,690; Ms. Roberts 7,883; Mr. Rupert 7,883; Mr. Schofield 7,883; and Mr. Templin 3,858. Mr. Paro was elected as a Director on August 1, 2013 and his stock award was prorated. Please refer to Note 11 to the Company's Consolidated Financial Statements of its 2013 Form 10-K for the related assumptions pertaining to the Company's calculations in accordance with ASC Topic 718.

(3)
As of December 31, 2013, the aggregate stock options held by each non-employee Director was: Mr. Newlin 16,051; Ms. Roberts 27,820; and Mr. Rupert 16,051.

(4)
Mr. Cruickshank's term as Director expired at the 2013 Annual Meeting of Stockholders and he did not stand for re-election. He received cash equal to the fair market value of 10,740.83 phantom stock units which were received during his tenure as a director. Also, Mr. Cruickshank's unvested restricted stock immediately vested upon his retirement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The charter of the Audit Committee was adopted by the Board effective February 6, 2003 (as amended through February 13, 2014) and is reviewed annually by the Audit Committee. The Audit Committee's mission is to be the principal means by which the Board oversees management's preparation and public disclosure of financial information about the Company. The objective is to make available to the public financial statements and other financial information that is of high quality, accurate, complete, timely, fairly presented, and complying with all applicable laws and accounting standards.

In overseeing the audit process for the year 2013, the Audit Committee obtained from Deloitte & Touche LLP, the Company's independent registered public accounting firm, the written disclosures and their letter required by Rule 3526 of the Public Company Accounting Oversight Board (PCAOB) regarding the independent registered public accounting firm communications with the Audit Committee concerning independence and describing all relationships between the independent registered public accounting firm and the Company that might, in their opinion, bear on their independence. In that letter Deloitte & Touche LLP stated that in their judgment they are, in fact, independent. The Audit Committee discussed with the independent registered public accounting firm the contents of that letter and concurred in the judgment of independence.

The Audit Committee reviewed with the independent registered public accounting firm their audit plan, audit scope and identification of audit risks. Subsequently, the Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2013, first with both management and the independent auditors, and then with the auditors alone. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Auditing Standards No. 16, Communications with Audit Committees, as adopted by the PCAOB, including the adoption of, or changes to, the Company's significant internal controls and accounting principles and procedures as suggested by the independent registered public accounting firm, internal audit and management and any management letters provided by the independent registered public accounting firm and the response to those letters. This discussion covered the quality, not just the acceptability, of the Company's financial reporting practices and the completeness and clarity of the related financial disclosures. The Audit Committee also received and discussed, with and without management present, all communications from Deloitte & Touche LLP required by generally accepted auditing standards, including those described in the standards of the PCAOB.

Based on the review and discussions described above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC, and be included in the Company's annual report to stockholders for the year ended December 31, 2013.

In periodic meetings with the Company's financial management and the independent registered public accounting firm, the Audit Committee discussed and approved quarterly interim financial information prior to its release to the public. The Audit Committee also performed the other functions required of it by its charter.

Management is responsible for the Company's financial reporting process including its systems of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with United States Generally Accepted Accounting Principles and also on the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and review these processes. It is not our duty or our responsibility to plan or conduct audits or manage the system of internal controls of the Company. Therefore, we have relied on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the opinions of the independent registered public accounting firm included in its reports on the Company's financial statements.

  WILLIAM J. LYONS, CHAIRPERSON
  JOHN J. PARO
  DONALD C. TEMPLIN

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM (Proposal 2)

The Audit Committee has appointed Deloitte & Touche LLP as its independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for 2014. Deloitte & Touche LLP audited the financial statements of the Company and its subsidiaries in 2013.

The Board recommends a vote for the ratification of the appointment of Deloitte & Touche LLP and unless otherwise directed therein, the proxies solicited by the Board will be voted "FOR" the ratification of the appointment of Deloitte & Touche LLP. In the event the stockholders fail to ratify the appointment, the Audit Committee will consider such vote in its decision to appoint an independent registered public accounting firm for 2015.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

Certain Fees

The following is a summary of fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively "Deloitte") for professional services rendered for the fiscal years ended December 31, 2013 and December 31, 2012.

	Fiscal Year Ended December 31, 2013	Fiscal Year Ended December 31, 2012
Audit Fees	$1,151,948	$1,199,399
Audit-Related Fees	7,327	6,607
Tax Fees	—	—
All Other Fees	—	—
Total	$1,159,275	$1,206,006

Audit Fees

Consist of fees related to professional services rendered for the integrated audit of the Company's consolidated financial statements, reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Consist of fees billed for the audit of certain local compliance reports for the Company's Belgian branch. The Audit-Related Fees are converted from Euros to U.S. Dollars at the average annual exchange rate for 2013.

Tax Fees

Deloitte did not perform any services for the Company during the fiscal years ended December 31, 2013 or December 31, 2012 other than the services described under "Audit Fees" and "Audit-Related Fees."

All Other Fees

Deloitte did not perform any services for the Company during the fiscal years ended December 31, 2013 or December 31, 2012 other than the services described under "Audit Fees" and "Audit-Related Fees."

Policy for Approval of Audit and Non-Audit Fees

In accordance with the Sarbanes-Oxley Act, the Audit Committee pre-approved all (100%) of the audit and non-audit related services provided by the Company's independent registered public accounting firm. In order to deal with the pre-approval process in the most efficient manner, the Audit Committee will employ pre-approval policies in 2014 that comply with applicable SEC regulations. The Audit Committee may delegate the pre-approval to one of its members, provided that if such delegation is made, the full Audit Committee at the next regularly scheduled meeting shall be presented with any pre-approval decision made by that member. The Chairperson of the Audit Committee has been delegated the authority to pre-approve work on behalf of the entire committee. A summary of all non-audit related spending is provided to the Audit Committee on a quarterly basis.

The Audit Committee believes that the provision of the above services by Deloitte is compatible with maintaining Deloitte's independence.

 ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal 3)

The following proposal gives our stockholders the opportunity to vote to approve or not approve, on a non-binding, advisory basis, the compensation paid to our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed under the "Executive and Director Compensation" section of this Proxy Statement. We are providing this vote as required by Section 14A of the Exchange Act. Currently, this vote will occur on an annual basis.

We believe that our Compensation Discussion and Analysis and other compensation disclosures included in this Proxy Statement evidence a sound and prudent compensation philosophy and set of policies and practices and that our compensation decisions are consistent with our "Pay for Performance" philosophy and related policies and practices. We also believe that the Company's compensation programs effectively align the interests of our named executive officers with those of our stockholders by tying a significant portion of our named executive officers' compensation to the Company's performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to the Company's long-term success.

Accordingly, for the reasons discussed in the Compensation Discussion and Analysis section of this Proxy Statement, we are asking our stockholders to vote "FOR" the adoption of the following resolution:

"RESOLVED, that the compensation paid to the named executive officers of Calgon Carbon Corporation ("CCC"), as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in CCC's Proxy Statement for the 2014 Annual Meeting of Stockholders under the heading entitled 'Executive and Director Compensation', is hereby approved."

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee.

 APPROVAL OF AMENDED AND RESTATED
CALGON CARBON CORPORATION 2008 EQUITY INCENTIVE PLAN (Proposal 4)

The Company proposes to amend and restate the Company's 2008 Equity Incentive Plan, which was approved by the Company's stockholders at the 2008 annual meeting of stockholders (as amended and restated as proposed herein, the "Amended 2008 Plan"). The primary purposes of the Amended 2008 Plan are to increase the aggregate number of shares available for issuance under the 2008 Equity Incentive Plan from 2,000,000 to 5,000,000 (an increase of 3,000,000 shares) and extend the term for a period of 10 years.

The 2008 Equity Incentive Plan is the only plan the Company has to issue equity-based awards. The Compensation Committee of the Board of Directors, which administers the 2008 Equity Incentive Plan, recommended the amendment and restatement of the 2008 Equity Incentive Plan after reviewing the 2008 Equity Incentive Plan and, based on that review, determining that an insufficient number of shares were available under the 2008 Equity Incentive Plan to provide future grants of stock options and other share-based awards to the Company's directors, officers and employees. As of December 31, 2013, approximately 383,001 shares remained available for issuance under the 2008 Equity Incentive Plan.

In connection with our Compensation Committee's recommendation that the 2008 Equity Incentive Plan be amended and restated to provide for additional authorized shares, the compensation consultant for the Compensation Committee prepared a review and analysis of the stockholder cost and burn rate of the additional shares and determined, on a preliminary basis, that the dilutive impact of outstanding awards under the 2008 Equity Incentive Plan, including such additional shares, is within certain investor-based guidelines. In addition, the compensation consultant presented a burn rate analysis over the prior three-year period estimating a burn rate of 1.06%, which is considerably less than the industry cap for the Company of 2.85%. Share dilution was presented to our Compensation Committee for its review. The compensation consultant estimated that the new shares would be utilized in approximately 6.5 years, assuming no cancellation of outstanding awards. In order to minimize the dilutive effect of the Amended 2008 Plan, the Company will continue to utilize a fungible share design, whereby each share of Common Stock subject to an award that is not a stock option or stock appreciation right counts as 1.38 shares against the number of shares the Company has available for issuance under the Amended 2008 Plan (except that in case of performance units and restricted stock units that have performance conditions, shares of Common Stock are counted as 1.38 shares rather than one share for each actual share issued only at the time, if any, of the actual issuance of shares pursuant to the performance unit award).

Our Compensation Committee and Board have determined that the adoption of the Amended 2008 Plan is necessary in order to:

  •
  maintain and strengthen the Company's ability to attract and retain key employees and directors;

  •
  support our strategy of using at-risk equity-based compensation (over fixed cash-based compensation) as a key component of employee and director compensation; and

  •
  provide incentives to our executive team in the form of equity-based awards that align their interests with those of our stockholders.

On March 17, 2014, the Board of Directors approved, subject to stockholder approval at the Annual Meeting, the Amended 2008 Plan. Absent such approval, the Amended 2008 Plan will not become effective and the 2008 Equity Incentive Plan will continue in effect in its current form. Therefore, it is not possible at present to determine the amount or form of any awards that will be granted or available for grant to any person in the future under the Amended 2008 Plan. A summary of the Amended 2008 Plan is set forth below. Because our executive officers and directors are eligible to receive awards under the Amended 2008 Plan, they may be deemed to have a personal interest in the adoption of this proposal.

Description of Amended 2008 Plan

The following description is intended to summarize the material provisions of the Amended 2008 Plan. The complete text of the Amended 2008 Plan is attached as Exhibit A to this Proxy Statement. To the extent the description below differs from the Amended 2008 Plan text attached in Exhibit A, the text of the Amended 2008 Plan governs the terms and provisions of the Amended 2008 Plan.

General.    The purposes of the Amended 2008 Plan are to encourage eligible employees of and service providers to the Company and its subsidiaries, and non-employee directors, to increase their efforts to make the Company and each subsidiary more successful, to provide an additional inducement for such persons to remain with the Company or a subsidiary, to reward such persons by providing an opportunity to acquire shares of the Company's Common Stock, par value $0.01 per share, on favorable terms, to provide a means through which the Company may attract able persons to the Company or one of its subsidiaries and to align their interests with those of the stockholders of the Company. The eligible employees are those employees of the Company or any subsidiary who share responsibility for the management, growth or protection of the business of the Company or any subsidiary.

Under the Amended 2008 Plan, which is effective through March 17, 2024, the maximum number of shares available for grants or awards is an aggregate of 5,000,000 shares. The Amended 2008 Plan also includes a fixed sub-limit for the granting of incentive stock options. In general, without further stockholder approval, the maximum number of shares for which incentive stock options may be granted is 1,500,000 shares.

The Amended 2008 Plan provides for (i) the grant of incentive stock options under Section 422 of the Internal Revenue Code, (ii) the grant of nonstatutory stock options, (iii) the grant of stock appreciation rights, either granted in conjunction with stock options (i.e., tandem SARs) or not in conjunction with options (i.e., freestanding SARs), (iv) restricted share awards, (v) restricted stock units, (vi) performance units and (vii) other stock based awards.

The maximum number of shares as to which awards other than performance units or "other stock-based awards" may be made under the Amended 2008 Plan to any one employee in any one calendar year is 500,000 shares. The maximum value of the property, including cash, that may be paid or distributed to any participant pursuant to a grant of performance units in any one calendar year is $5,000,000, and the maximum value of Common Stock and other property, including cash, that may be paid or distributed to any participant with respect to "other stock based awards" in any one calendar year is also $5,000,000.

Certain Minimum Vesting Requirements.    The Amended 2008 Plan in general only permits awards of restricted shares and share units and other stock based awards with time-based vesting periods of at least three years, with no more frequent than ratable vesting over such period, and only permits awards of restricted shares and share units and other stock based awards that are performance-based to have performance measurement periods of at least one year. The Amended 2008 Plan in general also only permits the acceleration of the vesting of any such awards in a manner which would comply with the above-stated requirements, except in the case of death, disability, retirement or change in control. The Company is permitted, however, to grant or accelerate up to ten percent of the authorized shares of the Amended 2008 Plan for awards under the Amended 2008 Plan that do not meet the foregoing requirements.

Share Counting.    For purposes of the limit on the number of shares available under the Amended 2008 Plan and available for the sub-limit on incentive stock options (but not for the individual limit on shares that can be granted), each share of Common Stock which is subject to an award other than a stock option or a stock appreciation right is counted as 1.38 shares rather than one share, except that in case of performance units and restricted stock units that have performance conditions, shares of Common Stock are counted as 1.38 shares rather than one share for each actual share issued only at the time, if any, of the actual issuance of shares pursuant to the performance unit award.

Except in the case of performance unit awards and restricted stock units that have performance conditions (where shares of Common Stock are counted only upon actual issuance of the shares), to the extent that any award is forfeited, or any option and tandem SAR (if any) or any free-standing SAR terminates, expires or lapses without being exercised, or any award is settled for cash, the shares of Common Stock subject to such awards will again be available for awards under the Amended 2008 Plan. However, shares of Common Stock subject to such awards will continue to be counted for purposes of the individual limits on shares that can be granted.

If the exercise price of any stock option and/or the tax withholding obligations relating to any awards are satisfied by delivering shares or withholding shares relating to such award, the gross number of shares subject to the award will nonetheless be deemed to have been granted for purposes of the Amended 2008 Plan and any shares which are delivered back to the Company or withheld by the Company will not be added back to the aggregate number of shares for which awards may be made under the Amended 2008 Plan. If shares of Common Stock are issued upon the exercise of a stock appreciation right, all shares subject to the stock appreciation right are counted regardless of the number of shares issued upon exercise.

Administration.    The Amended 2008 Plan will be administered by the Board of Directors or a Committee appointed by the Board. The Committee that would administer awards to employees and service providers is the Compensation Committee, and the Committee that would administer awards to non-employee directors is the Corporate Governance Committee. As used herein, "Committee" shall mean the Board or the applicable Committee administering the Amended 2008 Plan.

Subject to the provisions of the Amended 2008 Plan, the Committee has full and final authority, in its discretion, to make awards under the Amended 2008 Plan, and to determine the participants to whom each award is made and the number of shares covered thereby. In determining the eligibility of any participant, as well as in determining the number of shares covered by each award, the Committee considers the position and responsibilities of the person being considered, the nature and value to the Company or a subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a subsidiary and such other factors as the Committee may deem relevant.

The Committee also has the power to interpret the Amended 2008 Plan and to prescribe such rules, regulations and procedures in connection with the operations of the Amended 2008 Plan as it deems necessary and advisable in its administration of the Amended 2008 Plan.

Terms of Stock Options.    The option price for each stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant of the stock option except that, in the case of an incentive stock option granted to an employee who owns actually or constructively pursuant to the rules contained in Section 424(d) of the Internal Revenue Code more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary (a "Ten Percent Employee"), the option price may not be less than 110% of such fair market value. Fair market value of the Common Stock for all purposes under the Amended 2008 Plan is the mean between the publicly reported highest and lowest sales prices per share of Common Stock of the Company as quoted in the New York Stock Exchange Composite Transactions listing in The Wall Street Journal on the date as of which fair market value is determined. As of March 5, 2014, the fair market value of the Common Stock of the Company as determined by the above-stated formula was $20.42 per share.

No stock option may be exercised after the expiration of ten years from the date of grant (five years in the case of an incentive stock option granted to a Ten Percent Employee). Unless the Committee, in its discretion, otherwise determines, an exercisable stock option may be exercised in whole or in part. Otherwise stock options may be exercised at such times, in such amounts and subject to such restrictions as are determined in its discretion by the Committee.

The option price for each stock option is payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may, if authorized by the Committee at the time of grant in the case of an incentive stock option or at any time in the case of a nonstatutory stock option, pay the option price in whole or in part by delivering to the Company shares of Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash.

If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Company may cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program, but the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued until the Company has received full payment in cash for the option price from the broker or other agent.

The aggregate fair market value (determined as of the time the incentive stock options are granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant in the Amended 2008 Plan during any calendar year may not exceed $100,000. If the date on which any incentive stock options may first be exercised would be accelerated pursuant to any provision of the Amended 2008 Plan or any stock option agreement, or amendment thereto, and the acceleration of such exercise date would result in a violation of this $100,000 restriction, then, notwithstanding any such provision, but subject to the authorization provided for in the following sentence, the exercise dates of such incentive stock options will be accelerated only to the date or dates, if any, that do not result in a violation of the $100,000 restriction, and in such event the exercise dates of the incentive stock options with the lowest option prices would be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 restriction and one or more incentive stock options would thereby be converted in whole or in part to nonstatutory stock options.

Stock Appreciation Rights.    A stock appreciation right (SAR) entitles the holder to receive, on exercise, the excess of the fair market value of the Common Stock on the exercise date over the SAR grant price. The Committee may grant SAR awards as stand-alone awards or in tandem with a related option award under the Amended 2008 Plan. The SAR grant price is set by the Committee and may not be less than the fair market value of the Common Stock on the date of the grant. Payment upon exercise will be in cash, shares of Common Stock, or both. Unless otherwise determined by the Committee, any related option will no longer be exercisable to the extent a tandem SAR has been exercised, and the exercise of an option will cancel the related tandem SAR.

Repricing Prohibited.    The Amended 2008 Plan prohibits repricing of options or SARs without further stockholder approval. Repricing means the grant of a new option or SAR in return for the cancellation, exchange or forfeiture of an award that has a higher grant price than the new award, the amendment of an outstanding award to reduce the grant price, the cancellation or repurchase of an option or SAR at a time when grant price is greater than the fair market value of the Common Stock or any action that would be treated, for accounting purposes, as a repricing. The grant of a substitute award under the anti-dilution and anti-enlargement provisions explained under "Miscellaneous," below is not a repricing.

Other Terms of Options and SARS.    Unless the Committee determines otherwise, the Amended 2008 Plan provides for certain vesting and exercise periods upon termination of employment or service in certain situations, such as death, disability, retirement or other termination.

Unless the Committee, in its discretion, otherwise determines, no stock option or stock appreciation right granted under the Amended 2008 Plan is transferable other than by will or by the laws of descent and distribution, and a stock option or stock appreciation right may be exercised during a participant's lifetime only by the participant. If the Committee determines that such an award is transferable it may do so only to the extent that such transfer is made without the payment of value or consideration to the participant.

Each grant of a stock option or stock appreciation right must be confirmed by an agreement between the Company and the participant which sets forth the terms of the stock option or stock appreciation right.

Performance Goals.    The Committee may establish performance goals ("Performance Goals") in connection with the grant of restricted stock, restricted stock units, performance units or "other stock-based awards." In the case of awards to participants who may be covered employees under Section 162(m) of the Internal Revenue Code where the Committee wishes to qualify the award for the performance-based exception to the limitations on compensation deductions under Section 162(m) of the Internal Revenue Code, the Committee may designate the award as a "Qualified Performance-Based Award" and must certify in writing when the Performance Goals have been achieved. In such cases, the Performance Goals will be based on one or more of the following:

(i)
The following criteria for the Company on a consolidated basis, one or more of its direct or indirect subsidiaries, and/or one or more divisions of the foregoing, either in absolute terms or compared to the performance of (x) the Company, its subsidiaries or divisions (for a different period), (y) one or more other companies or (z) an index covering multiple companies:

1.
net income

2.
economic value added (earnings less a capital charge)

3.
EBITDA (earnings before interest, taxes, depreciation and amortization)

4.
sales

5.
costs

6.
gross margin

7.
operating margin

8.
pre-tax profit or income

9.
market share

10.
return on net assets

11.
return on assets

12.
return on capital

13.
return on invested capital

14.
cash flow

15.
free cash flow

16.
operating cash flow

17.
operating income

18.
earnings before interest and taxes

19.
working capital

20.
innovation as measured by a percentage of sales from new products

(ii)
The following criteria for the Company, either in absolute terms or compared to the performance of (x) the Company (for a different period), (y) one or more other companies or (z) an index covering multiple companies:

1.
stock price

  2.
  return on shareholders' equity

  3.
  earnings per share

  4.
  cash flow per share

  5.
  total shareholder return (stock price appreciation plus dividends)

Restricted Stock.    Restricted stock awards are actual shares of Common Stock issued to a participant subject to such restrictions (including restrictions on the right of the participant to sell, assign, transfer, pledge or otherwise encumber the shares awarded while such shares are subject to restrictions) as the Committee may impose thereon. Except as otherwise determined by the Committee, the participant shall have, with respect to the shares of the restricted stock, all the rights of a stockholder of the Company, including the right to vote the shares and receive cash dividends. Prior to or at the time of grant, the Committee shall condition the award on the continued employment by the participant, Performance Goals as set by the Committee, or both. Except in the case of a Qualified Performance-Based Award, the Committee may modify or waive any restrictions it imposes.

In lieu of the payment of cash dividends to the participant, the Committee, in its discretion, may determine that cash dividends on the shares of restricted stock will be (i) automatically deferred and reinvested in additional restricted stock, or (ii) held by the Company in cash (without any payment of interest thereon), and subject to the same vesting and forfeiture restrictions of the restricted stock with respect to which the dividends are payable.

Following a restricted stock award and prior to the lapse of the applicable restrictions, to the extent that share certificates representing the restricted shares are issued, such certificates will either bear a legend referencing the restrictions or will be held by the Company in escrow. Upon the lapse of the applicable restrictions (and not before such time), any share certificates representing the restricted shares and unpaid dividends, if any, will be delivered to the participant, or any shares evidenced by book-entry will be marked unrestricted. If the restrictions applicable to the restricted stock award are not satisfied within the applicable period, the shares subject to the award will be forfeited, any certificates returned to the Company and any book entries changed to evidence transfer of the shares to the Company.

Restricted Stock Unit Awards.    Restricted stock units are awards denominated in shares of Common Stock that will be settled, subject to the terms and conditions of the restricted stock units and at the sole discretion of the Committee, in an amount of cash, shares of Common Stock, or both, based upon the fair market value of a specified number of shares of Common Stock. The vesting of such units will be conditioned upon the continued service of the participant, the attainment of Performance Goals as set by the Committee, or both. Except in the case of a Qualified Performance-Based Award, the Committee may modify or waive any of the conditions applicable to restricted stock units. Restricted stock units generally may not be transferred by a participant. Participants granted restricted stock units will not be entitled to any dividends payable on the Common Stock unless the agreement relating to the award provides otherwise and shall not have any voting rights with respect to such units.

Performance Units.    Performance units may be granted by the Committee either alone or in addition to other awards under the Amended 2008 Plan and subject to the satisfaction of Performance Goals specified by the Committee. The Committee may select periods during which the Performance Goals chosen by the Committee are measured for the purpose of determining the extent to which a performance unit has been earned. The Committee decides whether the Performance Goals have been achieved, what amount of the award will be paid and the form of payment, which may be cash, stock or other property or any combination. Performance units will not have any voting rights and holders of performance units will not be stockholders of the Company unless and until shares of Common Stock are issued. Performance units generally may not be transferred by a participant.

Other Awards.    The Committee may award Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including but not limited to, unrestricted stock or dividend equivalents. Any such award shall be subject to such terms and conditions as established by the Committee.

Additional Rights in Certain Events.    The Amended 2008 Plan provides for acceleration of the exercisability and extension of the expiration date of stock options and stock appreciation rights, for the lapse of the restrictions on restricted share awards, and for the vesting of restricted stock units and performance units upon the occurrence of one or more events described in Section 11 of the Amended 2008 Plan ("Section 11 Events"), which Section 11 Event is then followed by a termination of employment under certain circumstances (the occurrence of both such events being referred to herein and in the Amended 2008 Plan as a "Covered Change of Control Termination"). As described in Section 11 of the Amended 2008 Plan, a Section 11 Event is deemed to have occurred when certain events occur which could be considered a change in control of the Company, such as the acquisition by a person or company of 20% or more of the Company's Common Stock, a change of more than two-thirds of the incumbent Board of Directors, a merger or similar reorganization, or a dissolution of the Company.

Unless the agreement or an amendment thereto otherwise provides, but subject to the $100,000 restriction described above for incentive stock options, notwithstanding any other provision contained in the Amended 2008 Plan, upon the occurrence of any Covered Change of Control Termination with respect to a participant (i) all outstanding stock options and stock appreciation rights become immediately and fully exercisable whether or not otherwise exercisable by their terms, (ii) all stock options and stock appreciation rights held by such participant are exercisable for a period of three months from the date of such termination of employment or service, but in no event after the expiration date of the stock option or stock appreciation rights, (iii) all restrictions applicable to restricted stock awards under the Amended 2008 Plan which have not previously lapsed will lapse regardless of the scheduled lapse of such restrictions and (iv) all restricted stock units and performance units are considered to be earned and payable in full, any vesting conditions are considered to have been satisfied, and such restricted stock units and performance units will be settled in cash as promptly as is practicable. The rights of a participant to such acceleration of vesting and extension of exercisabilty when such participant is a party to a separate agreement (such as an employment agreement) with the Company that contain change in control provisions will be governed by the terms of that separate agreement.

Miscellaneous.    The Board of Directors may alter or amend the Amended 2008 Plan at any time except that, without approval of the stockholders of the Company, no alteration or amendment may (i) increase the maximum aggregate number of shares of Common Stock for which awards may be made under the Amended 2008 Plan, (ii) increase the maximum aggregate number of shares as to which incentive stock options may be granted pursuant to the sub-limit under the Amended 2008 Plan, (iii) make any changes in the class of employees eligible to be granted awards under the Amended 2008 Plan, (iv) change the maximum number of shares as to which awards may be made to any participant under the Amended 2008 Plan, (v) change the maximum amount that may be paid or distributed to any participant in any one calendar year under the Amended 2008 Plan pursuant to a grant of performance units or other stock-based awards, (vi) change the restrictions regarding repricing explained above, (vii) change the option price or base price of any stock appreciation right permitted under the Amended 2008 Plan, (viii) be made if stockholder approval of the amendment is at the time required for awards under the Amended 2008 Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any other stock exchange on which the Common Stock may then be listed or (ix) be made to the extent such approval is needed for Qualified Performance-Based Awards to qualify for an exemption under Section 162(m) of the Internal Revenue Code. In addition, no alteration or amendment of the Amended 2008 Plan may, without the written consent of the holder of any award theretofore granted under the Amended 2008 Plan, adversely affect the rights of such holder with respect thereto.

The Board of Directors may also terminate the Amended 2008 Plan at any time, but termination of the Amended 2008 Plan would not terminate any outstanding awards granted under the Amended 2008 Plan or cause a revocation or forfeiture of any restricted stock award under the Amended 2008 Plan.

The Amended 2008 Plan contains anti-dilution and anti-enlargement provisions providing for adjustment or substitution in the shares available for awards under the Amended 2008 Plan, in the various maximum limitations on awards under the Amended 2008 Plan, in the number of shares covered by outstanding awards under the Amended 2008 Plan and in the exercise price of outstanding awards in certain events, including mergers, consolidations, acquisitions of shares, stock rights offering, liquidation, separation, spinoff, disaffiliation of a subsidiary, extraordinary dividend, stock dividend, stock split, revenue stock split, reorganization, share combination or recapitalization.

Awards to a participant may, in the Committee's sole discretion at any time, be cancelled, suspended or required to be repaid to the Company if the participant at any time during employment or within eighteen months thereafter (i) competes with the Company or its subsidiaries, (ii) induces or attempts to induce any customer, supplier, licensee or certain others to cease doing business with the Company or its subsidiaries, or interferes with the Company's or any of its subsidiaries' relationships with such customer, supplier, licensee or other person, (iii) solicits employees to leave the employment of the Company or its subsidiaries or interferes with their employment relationship, or (iv) defames or disparages the Company, its subsidiaries or certain related persons. Unless the agreement related to an award or an amendment otherwise provides, these provisions do not apply following the occurrence of one or more of the Section 11 Events described under "Additional Rights in Certain Events" above. Participants with separate agreements with the Company (such as employment agreements) which include covenants similar to the foregoing will instead be governed by the terms of such covenants.

The Amended 2008 Plan contains provisions intended to comply with both Section 409A of the Internal Revenue Code (related to deferred compensation) and, as discussed above under Performance Goals, Section 162(m) of the Internal Revenue Code (related to performance-based awards). The Committee may establish procedures allowing payment of an award to be deferred, provided any deferral is consistent with Section 409A of the Internal Revenue Code. In such cases of deferral, the participant may be entitled to receive interest or dividends, or their equivalents, with respect to shares covered by the award.

Possible Anti-takeover Effect

The provisions of the Plan providing for the acceleration of the exercise date of outstanding stock options and stock appreciation rights upon the occurrence of a Covered Change of Control Termination, the extension of the period during which outstanding stock options and stock appreciation rights may be exercised upon termination of employment following a Covered Change of Control Termination, the lapse of restrictions applicable to restricted stock and other awards, accelerated vesting of restricted stock units and performance units upon the occurrence of a Covered Change of Control Termination, and the tax gross-up rights and payments related to a Covered Change of Control Termination, may be considered as having an anti-takeover effect.

Share Repurchases May Prevent Dilution

The Company has no specific policy or practice with respect to the repurchase of shares under any share repurchase program in order to offset grants of shares under its equity plans. However, the Company has an authorized share repurchase program and has recently been repurchasing shares (as described in the Company's most recent Form 10-K filed with the SEC), an effect of which is to minimize the dilutive effect of stock-based compensation plans.

Federal Income Tax Consequences

The following is a brief summary of certain of the Federal income tax consequences of awards under the Plan. This summary is not intended to be exhaustive, is based on U.S. federal income tax law currently in effect, does not constitute tax advice and, among other things, does not address possible state, local or foreign tax consequences under present law.

Incentive Stock Options.    A participant does not recognize any taxable income upon receipt of an incentive stock option or generally, at the time of exercise of an incentive stock option, whether cash or shares are used to pay the exercise price. The exercise of an incentive stock option, however, generally does result in an increase in a participant's taxable income for alternative minimum tax purposes.

If a participant exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to a participant), upon disposition of the shares any amount realized in excess of the participant's tax basis in the shares disposed of is treated as a long-term capital gain, and any loss is treated as a long-term capital loss. In the event of a "disqualifying disposition," the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the participant's tax basis in the shares) is treated as compensation income received by the participant in the year of disposition. Any additional gain is taxable as a capital gain and any loss as a capital loss, which is long-term or short-term depending on whether the shares were held for more than one year. Special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of Common Stock. If shares of Common Stock received upon the prior exercise of an incentive stock option are transferred to the Company in payment of the option price of an incentive stock option within either of the periods referred to above, the transfer is considered a "disqualifying disposition" of the shares transferred, but only compensation income determined as stated above, and no capital gain or loss, is recognized.

Neither the Company nor any of its subsidiaries is entitled to a deduction with respect to shares received by a participant upon exercise of an incentive stock option and not disposed of in a "disqualifying disposition." If an amount is treated as compensation received by a participant because of a "disqualifying disposition," the Company or one of its subsidiaries generally is entitled to a deduction in the same amount for compensation paid, subject to the "Limits on Deductions/Other Tax Matters" below.

Nonstatutory Stock Options.    A participant does not recognize any taxable income upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price is treated as compensation income received by the participant in the year of exercise. If the option price of a nonstatutory stock option is paid in whole or in part in shares, no income, gain or loss is recognized by a participant on the receipt of shares equal in value on the date of exercise to shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise is treated as compensation income received by the participant on the date of exercise of the stock option.

The Company or one of its subsidiaries generally is entitled to a deduction for compensation paid in the same amount that is treated as compensation received by the participant upon exercise of a nonstatutory stock option, subject to the "Limits on Deductions/Other Tax Matters" below.

Stock Appreciation Rights.    A participant generally does not recognize any taxable income upon receipt of a SAR (whether as a stand-alone award or in tandem with a related option award). Upon the exercise of a SAR the amount by which the fair market value of the Common Stock subject to the SAR on the exercise date exceeds the SAR grant price is treated as compensation income received by the participant in the year of exercise, whether received in cash, shares of Common Stock or both. The Company or one of its subsidiaries generally is entitled to a deduction for compensation paid in the same amount that is treated as compensation received by the participant upon exercise of the SAR, subject to the "Limits on Deductions/Other Tax Matters" below.

Restricted Stock.    A participant does not recognize any taxable income upon the grant of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse is treated as compensation income to the participant and is taxable in the year the restrictions lapse. If the participant does not make a Section 83(b) election, dividends paid to the participant on the shares prior to the date the restrictions lapse will be treated as compensation income. The Company or one of its subsidiaries generally is entitled to a deduction for compensation paid in the same amount that is treated as compensation income to the participant, subject to the "Limits on Deductions/Other Tax Matters" below.

Restricted Stock Units.    A participant generally does not recognize any taxable income upon receipt of restricted stock units. Any cash and the fair market value of any shares of Common Stock received by a participant upon the vesting of restricted stock units are treated as compensation income received by the participant in the year of receipt. The Company or one of its subsidiaries generally is entitled to a deduction for compensation paid in the same amount that is treated as compensation income received by the participant upon vesting of the restricted stock units, subject to the "Limits on Deductions/Other Tax Matters" below.

Performance Units.    A participant generally does not recognize any taxable income upon receipt of performance units. Any cash and the fair market value of any shares of Common Stock and other property received by a participant when performance units are earned are treated as compensation income received by the participant in the year of receipt. The Company or one of its subsidiaries generally is entitled to a deduction for compensation paid in the same amount that is treated as compensation income received by the participant upon the earning of performance units, subject to the "Limits on Deductions/Other Tax Matters" below.

Other Awards.    The tax consequences to the participant and the Company of awards of Common Stock and other awards that are valued by reference to or otherwise based upon Common Stock will be dependent upon the nature and structure of the award.

Limits on Deductions/Other Tax Matters.    Certain events described above under "Additional Rights in Certain Events" may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to a participant on certain compensation resulting from awards previously received under the Plan and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above. However, as explained above, Section 11 of the Plan provides for the Company to make certain payments to a participant to reimburse such excise tax in certain circumstances.

Section 162(m) of the Internal Revenue Code disallows a compensation deduction for compensation paid to the principal executive officer and any of the other three highest compensated officers (other than the principal financial officer) of the Company in excess of $1 million each in any taxable year of the Company, except that compensation that is performance-based may be excluded from this deduction limitation. (The $1 million deduction limit is reduced by the amount of any compensation deduction disallowed under the immediately preceding paragraph.) The Plan has been structured so that compensation arising from the exercise of nonstatutory stock options, stock appreciation rights or the disqualifying disposition of shares acquired upon exercise of incentive stock options should be performance-based within the meaning of Section 162(m) of the Internal Revenue Code. As indicated above, the Plan also permits the Committee to designate awards other than options and SARs as Qualified Performance-Based Awards with the objective of qualifying such awards as performance-based within the meaning of Section 162(m) of the Internal Revenue Code. Nevertheless, it is possible that awards may be made which may be subject to the limits of Section 162(m) of the Internal Revenue Code.

Additional Information

The Amended 2008 Plan, if approved by our stockholders, will become effective on May 7, 2014. The Company has made grants previously and intends to continue to make grants under the 2008 Equity Incentive Plan until such time as the Board determines otherwise or the 2008 Equity Incentive Plan expires by its terms. It is not practicable to determine the amounts that may be received by the participants under the Amended 2008 Plan in the event the Amended 2008 Plan is approved at the Annual Meeting.

Board Recommendation

The Board of Directors recommends that you vote FOR approval of Proposal 4.

CORPORATE GOVERNANCE

Access to Directors

The stockholders of the Company and other interested parties may communicate directly in writing to the Board by sending such communication to the Board or a particular Director in care of Richard D. Rose, Senior Vice President, General Counsel and Secretary, at the Company's principal office. At present, such communications (other than advertisements, solicitations or other matters unrelated to the Company) will be directly forwarded to the Board or such particular Director, as applicable. The stockholders of the Company may communicate in writing to the Chairman of the Board in the manner described above.

Related Party Transaction Policy

The Company has adopted a written policy with respect to related party transactions. In general, officers and directors must report all "related party transactions" to the General Counsel. A "related party transaction" is a transaction that would require disclosure under applicable SEC rules or the NYSE rules of director independence. The policy provides that any "related party transaction" must be pre-approved or ratified by the Board, the Governance Committee or the stockholders of the Company entitled to vote thereon. The policy and applicable SEC rules also require that any related party transaction be disclosed in the Company's applicable securities filings, including the Proxy Statement.

Transactions with Related Persons

From time to time, the Company has entered into, and may in the future enter into, transactions in the ordinary course of business that fall within the definition of related party transactions.

In 2013, the Company made sales in an aggregate amount of $2,490,380 to Marathon Petroleum Corporation (where Mr. Templin serves as Senior Vice President and Chief Financial Officer) and its affiliates.

Corporate Governance Documents

A copy of the current charters of the committees of the Board, the Code of Business Conduct and Ethics (which applies to Directors, officers and employees of the Company), the Supplement to the Code of Business Conduct and Ethics (which applies to the chief executive and chief financial officers of the Company), the Director Orientation and Continuing Education Policy and the Corporate Governance Guidelines are available to stockholders at the Company's website (www.calgoncarbon.com), and are also available in print to any stockholder who requests a copy by contacting Richard D. Rose, Senior Vice President, General Counsel and Secretary, at the Company's principal office. The Company intends to disclose any amendment to, or waiver from, a provision of the Company's Code of Business Conduct and Ethics or Supplement to the Code of Business Conduct and Ethics on the Company's website within four business days following the date of the amendment or waiver.

Compensation Committee Interlocks and Insider Participation

From January 1, 2013 to May 1, 2013, our Compensation Committee consisted of Messrs. Rupert (Chairperson) and Cruickshank, and Ms. Roberts. From May 1, 2013 to August 1, 2013, our Compensation Committee consisted of Messrs. Rupert (Chairperson) and Massimo, and Ms. Roberts. From August 1, 2013 to December 31, 2013, our Compensation Committee consisted of Messrs. Rupert (Chairperson), Alexander and Massimo, and Ms. Roberts. None of the current members of the Committee has ever been an officer or employee of ours or any of our subsidiaries. None of our executive officers serve or have served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and Directors, and persons who own more than ten-percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the SEC and the NYSE. Officers, Directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of the forms 3, 4, and 5 furnished to the Company during or with respect to 2013, or written representations from certain reporting persons that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and Directors and ten-percent beneficial owners were complied with during 2013, except as follows: (i) a Form 4 with respect to a stock option exercise in April, 2013 was late for Ms. Roberts which necessitated the filing of a Form 5, and (ii) a Form 4 with respect to the award of time vested restricted stock, grant of stock options and exercise of stock options in February 2013 was filed late for James Sullivan, a former executive officer of the Company.

VOTE REQUIRED

The three nominees for election as Directors at the Annual Meeting who receive the greatest number of votes cast for the election of Directors by the holders of the Company's Common Stock, present in person or represented by proxy at the meeting and entitled to vote at that meeting, a quorum being present, shall become Directors at the conclusion of the tabulation of votes; provided, however, that each nominee receives more "for" votes than "withhold" votes. Please see "Director Resignation Policy" included on page 9 of this Proxy Statement for additional information regarding our Director Resignation Policy. Broker non-votes are counted in determining whether a quorum is present for the Annual Meeting, but are not considered in the vote itself.

The proposal to ratify the independent registered public accounting firm will be adopted if a majority of the votes cast with respect to this matter are cast in favor of this proposal. Because under applicable law, abstentions are not counted as "votes cast," they will not be included in calculating the number of votes necessary for approval of this matter.

The advisory vote regarding the compensation of the named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act, and the Exchange Act, will be approved if a majority of the votes cast with respect to this matter are cast in favor of this proposal. Abstentions and broker non-votes will not be included in calculating the number of votes necessary for approval of this matter.

The proposal to approve the Amended and Restated Calgon Carbon Corporation 2008 Equity Incentive Plan will be adopted if, at a meeting at which a quorom is present and voting on the proposal, a majority of the votes cast with respect to this matter are cast in favor of this proposal. Because under applicable law, abstentions are not counted as "votes cast," they will not be included in calculating the number of votes necessary for approval of this matter.

If a stockholder holds shares beneficially in street name and does not provide the stockholder's broker with voting instructions with respect to such shares on a matter that is considered a "non-routine" proposal (such as the vote to elect directors, the advisory vote to approve the compensation paid to our named executive officers or the vote to approve the Amended and Restated Calgon Carbon Corporation 2008 Equity Incentive Plan), such shares may not be voted by the broker on these matters, resulting in "broker non-votes." Brokers may vote their clients' shares on matters that are considered "routine" proposals, such as the ratification of the independent registered public accounting firm. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as votes cast on any particular matter.

 OTHER BUSINESS

The Board does not know of any other business to be presented to the Annual Meeting of Stockholders. If any other matters properly come before the meeting, however, the persons named in the accompanying form of proxy will vote the proxy in accordance with their best judgment.

STOCKHOLDER PROPOSALS

If any stockholder wishes to present a proposal to be acted upon at the 2015 Annual Meeting of Stockholders and to include such proposal in the Company's Proxy Statement, the proposal must be received by the Secretary of the Company by November 19, 2014 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the 2015 Annual Meeting. The 2015 Annual Meeting is expected to be held on or about May 8, 2015. Any stockholder proposal received by the Secretary of the Company outside such notice period will be considered untimely under Rule 14a-4(c)(1) promulgated by the SEC under the Exchange Act.

Section 1.08 of the by-laws of the Company requires that any stockholder intending to present a proposal for action at an Annual Meeting (without including such proposal in the Company's Proxy Statement) must give written notice of the proposal, containing the information specified in such Section 1.08, so that it is received by the Company within the notice period determined under such Section 1.08. For the 2015 Annual Meeting of Stockholders, any notice must be received between November 19, 2014 and January 19, 2015. Please see "Procedures for Submitting Stockholder Nominees for the Board of Directors" included in this Proxy Statement for additional information regarding the requirements for submitting stockholder nominees and our by-laws.

2013 ANNUAL REPORT ON FORM 10-K

A stockholder may obtain a copy of the Company's 2013 Annual Report on Form 10-K free of charge by writing to the Investor Relations Department, Calgon Carbon Corporation, 400 Calgon Carbon Drive, Pittsburgh, Pennsylvania 15205. A copy of any exhibits thereto will only be provided upon payment of a reasonable charge limited to our cost of providing such exhibits.

CALGON CARBON CORPORATION

AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

SECTION 1

Purpose; Definitions

1.1    Purpose.    The purposes of the Amended and Restated 2008 Equity Incentive Plan (the "Plan") are to encourage eligible employees of and service providers to Calgon Carbon Corporation (the "Corporation") and its Subsidiaries, and non-employee directors of the Corporation, to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such persons to remain with the Corporation or a Subsidiary, to reward such persons by providing an opportunity to acquire shares of Common Stock on favorable terms, to provide a means through which the Corporation may attract able persons to the Corporation or one of its Subsidiaries, and to align their interests with those of the shareholders of the Corporation.

1.2    Certain Definitions.    In addition to terms defined herein in the first place where they are used, the following terms are defined as set forth below:

  (a)   "Award" means a stock option, a stock appreciation right, restricted stock, restricted stock units, performance units or other stock-based award granted under the Plan.

  (b)   "Base Price" shall have the meaning set forth in Section 5.3.

  (c)   "Board" means the Corporation's Board of Directors.

  (d)   "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder. References to particular sections of the Code shall include any successor provisions.

  (e)   "Committee" means, (a) with respect to Participants who are employees and other service providers, the Compensation Committee or such other committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section 2.1 hereof, consisting of at least two members of the Board; provided, however, that any member of the Committee participating in the taking of any action under the Plan must qualify as (1) an "outside director" as then defined under Section 162(m) of the Code or any successor provision, (2) a "non-employee director" as then defined under Rule 16b-3 or any successor rule and (3) an "independent" director under the rules of the New York Stock Exchange or any other principal stock exchange on which the Corporation may in the future be listed, or (b) with respect to Participants who are non-employee directors, the Board or its designee, including the Corporate Governance Committee.

  (f)    "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Corporation.

  (g)   "Covered Employees" shall have the meaning set forth in Section 2.1.

  (h)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (i)    "Fair Market Value" with respect to a share of the Common Stock shall mean the mean between the following prices, as applicable, for the date as of which Fair Market Value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its sole discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States of America securities exchange registered under the Exchange Act on which the Common Stock is listed or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which Fair Market Value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then Fair Market Value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which Fair Market Value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which Fair Market Value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which Fair Market Value is to be determined, then Fair Market Value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which Fair Market Value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this definition. If the Fair Market Value of the Common Stock cannot be determined on the basis previously set forth in this definition on the date as of which Fair Market Value is to be determined, the Committee shall in good faith and in conformance with the requirements of Section 409A of the Code, to the extent applicable to an Award, determine the Fair Market Value of the Common Stock on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

  (j)    "Free-Standing SARs" shall have the meaning set forth in Section 5.2.

  (k)   "Participant" means an eligible employee, other service provider or a non-employee director of the Corporation or any Subsidiary or affiliate who has received an Award under the Plan and any transferee or transferees of such persons to the extent the transfer is permitted under the Plan.

  (l)    "Performance Goals" means the performance goals, if any, established by the Committee in connection with the grant of restricted stock, restricted stock units, performance units or other Awards. In the case of Qualified Performance-Based Awards, the "Performance Goals" means such performance goals based on one or more of the following:

    (i)
    The following criteria for the Corporation on a consolidated basis, one or more of its direct or indirect Subsidiaries, and/or one or more divisions of the foregoing, either in absolute terms or relative to the performance of (x) the Corporation, its Subsidiaries or divisions (for a different period), (y) one or more other companies or (z) an index covering multiple companies:

    1.
    net income

    2.
    economic value added (earnings less a capital charge)

    3.
    EBITDA (earnings before interest, taxes, depreciation and amortization)

    4.
    sales

    5.
    costs

    6.
    gross margin

    7.
    operating margin

    8.
    pre-tax profit or income

    9.
    market share

    10.
    return on net assets

      11.
      return on assets

      12.
      return on capital

      13.
      return on invested capital

      14.
      cash flow

      15.
      free cash flow

      16.
      operating cash flow

      17.
      operating income

      18.
      earnings before interest and taxes

      19.
      working capital

      20.
      innovation as measured by a percentage of sales from new products

    (ii)
    The following criteria for the Corporation, either in absolute terms or relative to the performance of the Corporation (for a different period), one or more other companies or an index covering multiple companies:

    1.
    stock price

    2.
    return on shareholders' equity

    3.
    earnings per share

    4.
    cash flow per share

    5.
    total shareholder return (stock price appreciation plus dividends)

  (m)  "Qualified Performance-Based Award" means an Award intended to qualify for the Section 162(m) Exemption, as provided in Section 12.

  (n)   "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

  (o)   "Subsidiary" means any corporation, partnership, joint venture, limited liability company or other entity in an unbroken chain of entities beginning with the Corporation if each of the entities other than the last entity in the unbroken chain owns an equity interest possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in the chain.

  (p)   "Tandem SARs" shall have the meaning set forth in Section 5.2.

SECTION 2

Administration

2.1.    Committee.    The Plan shall be administered by the Board or a Committee. References hereinafter to the Committee shall mean the Compensation Committee of the Board (or other appointed committee) with respect to employee and other service provider Participants and the Board or the Corporate Governance Committee (or other appointed committee) with respect to non-employee director Participants. The Committee shall have plenary authority to interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. Without limitation of the foregoing, the Committee shall have the authority, subject to the terms and conditions of the Plan:

  (a)   to select the Participants to whom Awards may be made;

  (b)   to determine whether and to what extent Awards are to be granted hereunder;

  (c)   to determine the terms and conditions of each Award made hereunder, based on such factors as the Committee shall determine;

  (d)   subject to Section 2.5, to modify, amend or adjust the terms and conditions of any previously granted and outstanding Award;

  (e)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

  (f)    to interpret the terms and provisions of the Plan and any Award under the Plan (and any agreement under Section 2.5 relating thereto);

  (g)   subject to Section 2.5 and Section 2.6, to accelerate the vesting or lapse of restrictions on any outstanding Award, other than a Qualified Performance-Based Award, based in each case on such considerations as the Committee in its sole discretion determines;

  (h)   to decide all other matters that must be determined in connection with an Award;

  (i)    to determine whether, to what extent and under what circumstances cash, shares of Common Stock and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant;

  (j)    to establish any insider trading "blackout" period that the Committee in its sole discretion deems necessary or advisable; and

  (k)   to otherwise administer the Plan.

In determining any Award to be made to any eligible employee, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant. The Committee may, except to the extent prohibited by applicable law or the listing standards of the stock exchange which is the principal market for the Common Stock, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any officers of the Corporation or committee of officers of the Corporation selected by it, except with respect to Awards (including Qualified Performance-Based Awards) to any covered employees as defined in Section 162(m)(3) of the Code ("Covered Employees"), persons subject to Section 16 of the Exchange Act, or non-employee directors.

2.2.    Committee Action.    The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee.

2.3    Committee Discretion.    Any determination made by the Committee or by an appropriately delegated officer pursuant to delegated authority under the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such officer at the time of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and the Participants eligible under the Plan.

2.4    Cancellation; Suspension; Clawback.    Any or all outstanding Awards to a Participant may at any time, in the Committee's sole discretion and subject to such terms and conditions established by the Committee, be cancelled, suspended, or required to be repaid, as the case may be, to the Corporation if the Participant (whether during employment or within eighteen (18) months after termination of employment or service with the Corporation and its Subsidiaries) (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Corporation or any of its Subsidiaries, (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries, (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, or (iv) makes any statements or comments, orally or in writing, of a defamatory or disparaging nature regarding the Corporation or any of its Subsidiaries (including but not limited to regarding any of their respective businesses, officers, directors, personnel, products or policies); provided, however, that this sentence shall not apply following the occurrence of a Section 11 Event (as defined in Section 11) unless the agreement under Section 2.5 specifically so provides; and provided, further, that to the extent that a Participant is a party to another agreement with the Corporation (such as an employment agreement) that includes covenants with respect to one or more of the activities described in subsections (i) through (iv) above, the terms of the covenants in such other agreement shall instead be used in determining the applicability of this Section 2.4 to the Participant. Whether a Participant has engaged in any such activities shall also be determined, in its sole discretion, by the Committee, and any such determination by the Committee shall be final and binding.

2.5    Agreements.    The terms and conditions of each Award shall be set forth in a written (or electronic) agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the making of such Award. The effectiveness of an Award shall be subject to the agreement being signed by the Corporation and the Participant receiving the Award unless otherwise provided in the agreement. Unless otherwise provided in the agreement, each agreement or amendment thereto shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the Participant. The agreement confirming a stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of such agreements need not be identical. Without the consent of the Participant, upon notice to the Participant thereof, the Committee may amend any Award to the Participant and the corresponding agreement in any respect not materially adverse to the Participant. All other amendments to the agreement shall be in writing (including electronic amendments) and executed on behalf of the Corporation and by the Participant. Any reference in the Plan to the agreement under Section 2.5 shall include any amendment to such agreement.

2.6    Certain Minimum Vesting Requirements.    The Committee shall not be permitted to (a) make any Awards under Sections 6, 7 or 9 which do not, (i) in the case of time-based restrictions, contain a vesting period of less than three years, with no more frequent than ratable vesting over such period, and (ii) in the case of performance based restrictions, contain a measurement period of less than one year, or (b) accelerate the vesting of any such Award in a manner which would cause such Award to not comply with subsection (a) above, except in the case of the death, disability or retirement of a Participant or in the case of a Section 11 Event; provided, however, that the Committee shall be permitted to make such Awards, or accelerate such vesting, in a manner that does not comply with subsection (a) or subsection (b) above, up to an aggregate of ten percent (10%) of the number of shares authorized for issuance under this Plan, subject to adjustment as provided in Section 4.5.

SECTION 3

Eligibility

Those employees of the Corporation or any Subsidiary (including, but not limited to, Covered Employees) who share responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary, other service providers and/or non-employee directors of the Corporation or any Subsidiary shall be eligible to receive Awards as described herein, provided however, that incentive stock options may be granted only to employees of the Corporation and Subsidiaries which are its subsidiaries within the meaning of Section 424(f) of the Code.

SECTION 4

Shares Subject to the Plan

4.1    Number of Shares.    Subject to adjustment as provided in Section 4.5, the maximum aggregate number of shares of the Common Stock for which Awards may be made under the Plan shall be 5,000,000 shares. The maximum number of shares of Common Stock that may be granted pursuant to options intended to be incentive stock options shall be 1,500,000 shares.

4.2    Individual Limit.    The maximum number of shares of Common Stock as to which Awards other than performance units under Section 8 or Awards under Section 9 may be made under the Plan to any one Participant in any one calendar year is 500,000 shares, subject to adjustment and substitution as set forth in Section 4.5. For the purposes of this limitation, any adjustment or substitution made pursuant to Section 4.5 in a calendar year with respect to the maximum number of shares set forth in the preceding sentence shall also be made with respect to any shares subject to Awards previously granted under the Plan to such Participant in the same calendar year.

4.3    Share Counting.

  (a)   For purposes of the limit set forth in the first sentence of Section 4.1 (but not for purposes of any other limit in this Plan, including in Section 4.2), each share of Common Stock which is subject to an Award other than a stock option or a stock appreciation right shall be counted as 1.38 shares rather than one (1) share, provided, however, that in case of performance units and restricted stock units that have performance conditions, shares of Common Stock shall be counted as 1.38 shares rather than one (1) share for each actual share issued only at the time, if any, of the actual issuance of shares pursuant to the performance unit Award.

  (b)   Except in the case of Awards of performance units and restricted stock units that have performance conditions (where shares of Common Stock are counted only upon actual issuance of the shares pursuant to Section 4.3(a)), to the extent that any Award is forfeited, or any option and the Tandem SAR (if any) or any Free-Standing SAR terminates, expires or lapses without being exercised, or any Award is settled for cash, the shares of Common Stock subject to such Awards (and the number of shares counted against the limit set forth in the first sentence of Section 4.1 with respect to such Awards) shall again be available for Awards under the Plan under Section 4.1. However, shares of Common Stock subject to such Awards shall continue to be counted for purposes of Section 4.2 or Section 9, as applicable.

  (c)   If the exercise price of any option and/or the tax withholding obligations relating to any Awards are satisfied by delivering shares (either actually or through attestation) or withholding shares relating to such Award, the gross number of shares subject to the Award shall nonetheless be deemed to have been granted for purposes of Sections 4.1 and 4.2 and any shares which are delivered back to the Company or withheld by the Company will not be added back to the aggregate number of shares under Section 4.1 for which Awards may be made under the Plan.

  (d)   If a Tandem SAR is granted, each share of Common Stock subject to both the Tandem SAR and related stock option shall be counted as only one share of Common Stock for purposes of Sections 4.1 and 4.2.

  (e)   Each share of Common Stock subject to a stock option (with or without a Tandem SAR) or a Free-Standing SAR shall be counted as one share of Common Stock for purposes of Sections 4.1 and 4.2.

  (f)    All shares of Common Stock covered by a stock appreciation right, to the extent it is exercised and shares of Common Stock are actually issued upon exercise of the right, shall be counted for purposes of Sections 4.1 and 4.2, regardless of the number of shares used to settle the stock appreciation right upon exercise.

4.4    Common Stock.    To the extent that the Corporation has such shares of Common Stock available to it and can issue such shares without violating any law or regulation, the Corporation will reserve Common Stock for issuance with respect to an Award payable in Common Stock. The shares of Common Stock which may be issued under the Plan may be either authorized but unissued shares or shares previously issued and thereafter acquired by the Corporation or partly each, as shall be determined from time to time by the Board.

4.5    Adjustment and Substitution of Shares.    In the event of a merger, consolidation, stock rights offering, liquidation, separation, spinoff, disaffiliation of a Subsidiary from the Corporation, extraordinary dividend of cash or other property, or similar event affecting the Corporation or any of its Subsidiaries (each, a "Corporate Transaction"), or in the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, or recapitalization or similar event affecting the capital structure of the Corporation (each, a "Share Change"), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to prevent the dilution or enlargement of the rights of Participants to (A) the aggregate number and kind of shares of Common Stock reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 4.1 and 4.2 upon certain types of Awards and upon the Awards to individuals, (C) the number and kind of shares of Common Stock subject to outstanding Awards; and (D) the exercise price of outstanding Awards. In the case of Corporate Transactions, such adjustments may include, without limitation, (1) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which shareholders of Common Stock receive consideration other than publicly-traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share pursuant to such Corporate Transaction over the exercise price of such option or stock appreciation right shall conclusively be deemed valid); (2) the substitution of other property (including, without limitation, cash or other securities of the Corporation and securities of entities other than the Corporation) for the shares subject to outstanding Awards; and (3) in connection with any disaffiliation of a Subsidiary, arranging for the assumption of Awards, or replacement of Awards with new Awards based on other property or other securities (including, without limitation, other securities of the Corporation and securities of entities other than the Corporation), by the affected Subsidiary, or by the entity that controls such Subsidiary following such disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Corporation securities). The Committee shall adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Corporation's financial statements, notes to the financial statements, management's discussion and analysis or other of the Corporation's SEC filings; provided, however, that in the case of Performance Goals applicable to any Qualified Performance-Based Awards, such adjustment does not violate Section 162(m) of the Code or cause such Awards not to qualify for the Section 162(m) Exemption, as defined in Section 12.1. No adjustment or substitution provided in this Section 4.5 shall require the Corporation or any other entity to issue or sell a fraction of a share or other security.

4.6    Section 409A; Section 162(m); Incentive Stock Options.    Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 4.5 to Awards that are considered "deferred compensation" within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 4.5 to Awards that are not considered "deferred compensation" subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to Section 4.5 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the grant date of the Award to be subject thereto. If any such adjustment or substitution provided for in Section 4.5 requires the approval of shareholders in order to enable the Corporation to grant incentive stock options or to comply with Section 162(m) of the Code, then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such option within the meaning of Section 424 of the Code, the Committee may determine that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding incentive stock option as the Committee, in its sole discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option.

SECTION 5

Grant of Stock Options and Stock Appreciation Rights

5.1    Types of Options; Limit on Incentive Stock Options.    The Committee shall have authority, in its sole discretion, to grant "incentive stock options" pursuant to Section 422 of the Code, to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem). Notwithstanding any other provision contained in the Plan or in any agreement under Section 2.5, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this Section 5.1, the aggregate Fair Market Value on the date of grant of the shares with respect to which such incentive stock options are exercisable for the first time by a Participant during any calendar year under all plans of the corporation employing such Participant, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000 or such other applicable amount as may from time to time be set forth in the Code. If the date on which one or more incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any agreement under Section 2.5 and the acceleration of such exercise date would result in a violation of the $100,000 restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the extent, if any, that does not result in a violation of such restriction and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its sole discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 restriction set forth in the second sentence of this Section 5.1 and even if one or more such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

5.2    Types and Nature of Stock Appreciation Rights.    Stock appreciation rights may be tandem stock appreciation rights which are granted in conjunction with incentive stock options or nonstatutory stock options ("Tandem SARs"), or stock appreciation rights which are not granted in conjunction with options ("Free-Standing SARs"). Upon the exercise of a stock appreciation right, the Participant shall be entitled to receive an amount in cash, shares of Common Stock, or both, in value equal to the product of (i) the excess of the Fair Market Value of one share of Common Stock on the date of exercise of the stock appreciation right over, in the case of a Tandem SAR, the exercise price of the related option, or in the case of a Free-Standing SAR, the Base Price per share (the "Spread"), multiplied by (ii) the number of shares of Common Stock in respect of which the stock appreciation right has been exercised. Notwithstanding the foregoing, the Committee at the time it grants a stock appreciation right may provide that the Spread covered by such stock appreciation right may not exceed a lower specified amount. The applicable agreement under Section 2.5 governing the stock appreciation rights shall specify whether such payment is to be made in cash or Common Stock or both, or shall reserve to the Committee or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. Tandem SARs may be granted at the grant date of the related stock options or, in the case of a related nonstatutory stock option, also at a later date. At the time a Tandem SAR is granted, the Committee may limit the exercise period for such Tandem SAR, before and after which period no Tandem SAR shall attach to the underlying stock option. In no event shall the exercise period for a Tandem SAR exceed the exercise period for the related stock option. A Tandem SAR shall be exercisable only at such time or times and to the extent that the related option is exercisable in accordance with the provisions of this Section 5. A Tandem SAR shall terminate or be forfeited upon the exercise or forfeiture of the related stock option, and the related stock option shall terminate or be forfeited upon the exercise or forfeiture of the Tandem SAR. Any Tandem SAR granted with a related incentive stock option shall be exercisable only when the Fair Market Value of a share of Common Stock exceeds the exercise price for a share of Common Stock under the related incentive stock option.

5.3    Exercise Price and Base Price.    The exercise price per share of Common Stock subject to an option and any Tandem SAR, and the base price per share for any Free-Standing SAR (the "Base Price"), shall be determined by the Committee and set forth in the applicable agreement under Section 2.5, and shall be not less than the Fair Market Value of a share of the Common Stock on the applicable grant date, except that in the case of an incentive stock option granted to a Participant who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary which is a corporation (a "Ten Percent Participant"), the exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. For purposes of this Section 5.3, an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a shareholder, partner or beneficiary. In no event may any option or stock appreciation right granted under this Plan, other than pursuant to Section 4.5, be amended to decrease the exercise price or Base Price thereof, be cancelled in conjunction with the grant of any new option or stock appreciation right with a lower exercise price or Base Price, be cancelled or repurchased for cash, property, or another Award at a time when the exercise price or Base Price is greater than the Fair Market Value of the underlying Common Stock, or otherwise be subject to any action that would be treated, for accounting purposes, as a "repricing" of such option or stock appreciation right, unless such amendment, cancellation, or action is approved by the Corporation's shareholders.

5.4    Term; Vesting and Exercisability.    The expiration date of each option and each stock appreciation right shall be fixed by the Committee, but shall not exceed ten years from the date of grant (five years in the case of an incentive stock option granted to a Ten Percent Participant). Except as otherwise provided herein, options and stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and may be exercisable commencing with the grant date.

5.5    Method of Exercise.    Subject to the provisions of this Section 5, options and stock appreciation rights may be exercised, in whole or in part (unless otherwise specified by the Committee in its sole discretion), at any time prior to their expiration date by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock as to which the option or stock appreciation rights is being exercised. In the case of the exercise of an option, such notice shall be accompanied by payment in full of the exercise price in United States of America dollars. If approved by the Committee (at the time of grant in the case of an incentive stock option or at any time in the case of a nonstatutory stock option), payment, in full or in part, may also be made as follows:

  (a)   Payment may be made in the form of unrestricted shares of Common Stock (by delivery of such shares or by attestation) of the same class as the Common Stock subject to the option already owned by the Participant (based on the Fair Market Value of the Common Stock on the date the option is exercised) provided however, that any portion of the exercise price representing a fraction of a share shall be paid in cash;

  (b)   To the extent permitted by applicable law, payment may be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms. In the event the broker sells any shares on behalf of a Participant, the broker shall be acting solely as the agent of the Participant, and the Corporation disclaims any responsibility for the actions of the broker in making any such sales; and/or

  (c)   With such other instrument as approved by the Committee, including Corporation loans, to the extent permitted by applicable law.

5.6    Delivery; Rights of Shareholders.    No shares shall be delivered pursuant to the exercise of an option until the exercise price for the option has been fully paid and applicable taxes have been withheld. Unless otherwise specified by the Committee, the applicable Participant shall have all of the rights of a shareholder of the Corporation holding Common Stock with respect to the shares of Common Stock to be issued upon the exercise of the option or stock appreciation right (including the right to vote the applicable shares and the right to receive dividends), when the Participant (i) has given written notice of exercise in accordance with the procedures established by the Committee, (ii) if requested, has given the representation described in Section 10, and (iii) in the case of an option, has paid in full the exercise price for such shares.

5.7    Nontransferability of Options and Stock Appreciation Rights.    Unless the Committee shall otherwise determine in the case of nonstatutory stock options and stock appreciation rights and limited to a transfer without the payment of value or consideration to the Participant, (i) no option or stock appreciation right shall be transferable by a Participant other than by will, or if the Participant dies intestate, by the laws of descent and distribution of the state of domicile of the Participant at the time of death, and (ii) all stock options and stock appreciation rights shall be exercisable during the lifetime of the Participant only by the Participant (or the Participant's guardian or legal representative). Any Tandem SAR shall be transferable only when the related stock option is transferable and then only with the related stock option.

5.8    Termination of Employment.    Unless the Committee, in its sole discretion, shall otherwise determine at the time of grant of the Award or, other than in the case of incentive stock options, thereafter, but subject to the provisions of Section 5.1 in the case of incentive stock options:

  (a)   If the employment or engagement of a Participant who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Participant") is voluntarily terminated with the consent of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such Participant shall be exercisable by the Participant (but only to the extent exercisable by the Participant immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

  (b)   If the employment or engagement of a Participant who is not a Disabled Participant is voluntarily terminated with the consent of the Corporation or a Subsidiary, any then outstanding nonstatutory stock option or stock appreciation right held by such Participant shall be exercisable by the Participant (but only to the extent exercisable by the Participant immediately prior to the termination of employment) at any time prior to the expiration date of such nonstatutory stock option or stock appreciation right or within one year after the date of termination of employment, whichever is the shorter period;

  (c)   If the employment or engagement of a Participant who is a Disabled Participant is voluntarily terminated with the consent of the Corporation or a Subsidiary, or a Participant retires at normal retirement age (not early retirement) under any retirement plan of the Corporation, any then outstanding stock option or stock appreciation right held by such Participant shall be exercisable in full (whether or not so exercisable by the Participant immediately prior to the termination of employment) by the Participant at any time prior to the expiration date of such stock option or stock appreciation right or within one year after the date of termination of employment, whichever is the shorter period;

  (d)   Following the death of a Participant either during or after the termination of employment or engagement, any outstanding stock option or stock appreciation right held by the Participant at the time of death shall be exercisable in full (whether or not so exercisable by the Participant immediately prior to the death of the Participant) by the person entitled to do so under the will of the Participant, or, if the Participant shall fail to make testamentary disposition of the stock option or stock appreciation right or shall die intestate, by the legal representative of the Participant at any time prior to the expiration date of such stock option or stock appreciation right or within one year after the date of death, whichever is the shorter period; and

  (e)   Unless the exercise period of a stock option or stock appreciation right following termination of employment or engagement has been extended as provided in Section 11.3, if the employment or engagement of a Participant terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, all outstanding stock options and stock appreciation rights held by the Participant at the time of such termination of employment or engagement shall automatically terminate.

Whether termination of employment or engagement is a voluntary termination with the consent of the Corporation or a Subsidiary, whether a retirement is at normal retirement age under a retirement plan of the Corporation, and whether a Participant is a Disabled Participant shall be determined in each case, in its sole discretion, by the Committee (or, in the case of Participants who are not (i) Covered Employees as of the end of the Corporation's immediately preceding fiscal year or (ii) the Chief Executive Officer of the Corporation, by such Chief Executive Officer, in his sole discretion) and any such determination by the Committee or such Chief Executive Officer shall be final and binding. Without limitation of the foregoing, a termination of employment or engagement by the Participant shall not be a voluntary termination with the consent of the Corporation unless the Committee or, if applicable, such Chief Executive Officer, in its or his sole discretion, specifically consents to the termination of employment or engagement in writing.

5.9    Termination of Service.    In the case of Participants who are non-employee directors, unless the Committee, in its sole discretion, shall otherwise determine at the time of grant of the Award or thereafter:

  (a)   If the service of a Participant is terminated for reasons other than removal for cause, any then outstanding stock option or stock appreciation right held by such Participant shall be exercisable by the Participant (but only to the extent exercisable by the Participant immediately prior to the termination of service) at any time prior to the expiration date of such stock option or stock appreciation right or within one year after the date of termination of service, whichever is the shorter period;

  (b)   Following the death of a Participant either during or after the termination of service, any outstanding stock option or stock appreciation right held by the Participant at the time of death shall be exercisable in full (whether or not so exercisable by the Participant immediately prior to the death of the Participant) by the person entitled to do so under the will of the Participant, or, if the Participant shall fail to make testamentary disposition of the stock option or stock appreciation right or shall die intestate, by the legal representative of the Participant at any time prior to the expiration date of such stock option or stock appreciation right or within one year after the date of death, whichever is the shorter period; and

  (c)   Unless the exercise period of a stock option or stock appreciation right following termination of service has been extended as provided in Section 11.3, if the service of a Participant terminates due to a removal for cause, all outstanding stock options and stock appreciation rights held by the Participant at the time of such termination of service shall automatically terminate.

Whether termination of service due to a removal for cause shall be determined in each case, in its sole discretion, by the Committee and any such determination by the Committee shall be final and binding.

5.10    Other Terms and Conditions.    Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, any stock option or stock appreciation right granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its sole discretion, by the Committee and set forth in the agreement under Section 2.5.

SECTION 6

Restricted Stock

6.1    Restricted Stock Awards; Certificates.    Shares of restricted stock are actual shares of Common Stock issued to a Participant, and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of restricted stock shall be registered in the name of the applicable Participant and, unless held by or on behalf of the Corporation in escrow or custody until the restrictions lapse or the shares are forfeited, shall bear an appropriate conspicuous legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

    "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Calgon Carbon Corporation 2008 Equity Incentive Plan and a corresponding agreement. Copies of such Plan and agreement are on file at the offices of Calgon Carbon Corporation, 400 Calgon Carbon Drive, Pittsburgh, PA 15205."

The Committee may require that the certificates evidencing such shares be held in escrow or custody by or on behalf of the Corporation until the restrictions thereon shall have lapsed or the shares are forfeited and that, as a condition of any Award of restricted stock, the applicable Participant deliver to the Corporation a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

6.2    Terms and Conditions.    Shares of restricted stock shall be subject to the following terms and conditions:

  (a)   Subject to Section 2.6, the Committee shall, prior to or at the time of grant, condition the vesting of an Award of restricted stock upon (i) the continued service of the applicable Participant, (ii) the attainment of Performance Goals, or (iii) the attainment of Performance Goals and the continued service of the applicable Participant. The Committee shall establish at the time the restricted stock is granted the performance periods during which any Performance Goals specified by the Committee with respect to the restricted stock Award are to be measured. In the event that the Committee conditions the vesting of an Award of restricted stock upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant, the Committee may, prior to or at the time of grant, designate an Award of restricted stock as a Qualified Performance-Based Award. The conditions for vesting and the other provisions of restricted stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient, and shall be established by the Committee in its sole discretion. Except in the case of a Qualified Performance-Based Award, the Committee at any time after the date of grant, in its sole discretion, may modify or waive any of the conditions applicable to an Award of restricted stock.

  (b)   Subject to the provisions of this Plan (including Section 6.3) and the applicable agreement under Section 2.5, during the period, if any, set by the Committee, commencing with the date of such restricted stock Award for which such vesting restrictions apply (the "Restriction Period"), and until the expiration of the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of such restricted stock. A restricted stock Award may vest in part on a pro rata basis prior to the expiration of any Restriction Period.

  (c)   Except as provided in this Section 6 and in the applicable agreement under Section 2.5, the applicable Participant shall have, with respect to the shares of restricted stock, all of the rights of a shareholder of the Corporation holding the Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee and set forth in the applicable agreement under Section 2.5 and subject to Section 15.4, cash dividends on the Common Stock that is the subject of the restricted stock Award may be (i) automatically deferred and reinvested in additional restricted stock, and held subject to the same vesting and forfeiture conditions of the underlying restricted stock, or (ii) held by the Corporation in cash (without any payment of interest thereon) subject to the same vesting and forfeiture conditions of the restricted stock with respect to which the dividends are payable. Unless otherwise determined by the Committee and set forth in the applicable agreement under Section 2.5, any Common Stock or other securities payable with respect to any restricted stock as a result of or pursuant to Section 4.5, shall be held subject to the same vesting and forfeiture conditions of the underlying restricted stock.

  (d)   As soon as practicable after the applicable Restriction Period has ended, the Committee shall determine and certify (in writing in the case of Qualified Performance-Based Awards) whether and the extent to which the service period and/or the Performance Goals were met for the applicable restricted stock. If the vesting condition or conditions applicable to the restricted stock are not satisfied by the time the Restriction Period has expired, such restricted stock shall be forfeited. If and when the Restriction Period expires without a prior forfeiture of the shares of restricted stock (i) if legended certificates have been issued, unlegended certificates for such shares shall be delivered to the Participant upon surrender of the legended certificates, (ii) if legended certificates have not yet been issued, unlegended certificates (and any related blank stock powers previously executed by the Participant) shall be delivered to the Participant, and (iii) any cash dividends held by the Corporation pursuant to Section 6.2(c) shall be delivered to the Participant.

6.3    Permitted Transfers.    Neither this Section 6 nor any other provision of the Plan shall preclude a Participant from transferring or assigning restricted stock, without the payment of value or consideration to the Participant, to (i) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death or (ii) the trustee of any other trust to the extent approved in advance by the Committee, in its sole discretion, in writing. A transfer or assignment of restricted stock from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee, in its sole discretion, in writing, and restricted stock held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable agreement under Section 2.5 as if such trustee were a party to such agreement.

SECTION 7

Restricted Stock Units

7.1    Restricted Stock Unit Awards.    Restricted stock units are Awards denominated in shares of Common Stock that will be settled, subject to the terms and conditions of the restricted stock units and at the sole discretion of the Committee, in an amount in cash, shares of Common Stock, or both, based upon the Fair Market Value of a specified number of shares of Common Stock.

7.2    Terms and Conditions.    Restricted stock units shall be subject to the following terms and conditions:

  (a)   Subject to Section 2.6, the Committee shall, prior to or at the time of grant, condition the vesting of restricted stock units upon (i) the continued service of the applicable Participant, (ii) the attainment of Performance Goals or (iii) the attainment of Performance Goals and the continued service of the applicable Participant. In the event that the Committee conditions the vesting of restricted stock units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant, the Committee may, prior to or at the time of grant, designate the restricted stock units as a Qualified Performance-Based Awards. The Committee shall determine the performance period(s) during which any Performance Goals are to be achieved. The conditions for grant or vesting and the other provisions of restricted stock units (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. An Award of restricted stock units shall be settled as and when the restricted stock units vest, as determined and certified (in writing in the case of Qualified Performance-Based Awards) by the Committee, or at a later time specified by the Committee or in accordance with an election of the Participant, if the Committee so permits. Except in the case of a Qualified Performance-Based Award, the Committee at any time after the date of grant, in its sole discretion, may modify or waive any of the conditions applicable to an Award of restricted stock units.

  (b)   Subject to the provisions of the Plan and the applicable agreement under Section 2.5, during the period, if any, set by the Committee, commencing with the date of grant of such restricted stock units for which such vesting restrictions apply (the "Units Restriction Period"), and until the expiration of the Units Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber restricted stock units. A restricted stock unit may vest in part prior to the expiration of any Units Restriction Period.

  (c)   Participants granted restricted stock units shall not be entitled to any dividends payable on the Common Stock unless the agreement under Section 2.5 for restricted stock units specifies to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or deferred payments of cash, Common Stock or other property corresponding to the dividends payable on the Common Stock (subject to Section 15.4 below). Restricted stock units shall not have any voting rights, and holders of restricted stock units shall not be shareholders of the Corporation unless and until shares of Common Stock are issued by the Corporation (in book-entry form or otherwise).

SECTION 8

Performance Units

Performance units may be granted hereunder to eligible Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The Committee shall establish at the time the performance unit is granted the performance period(s) during which any Performance Goals specified by the Committee with respect to the Award are to be measured. The Performance Goals to be achieved during any performance period(s) and the length of the performance period(s) shall be determined by the Committee upon the grant of each performance unit. The Committee may, in connection with the grant of performance units, designate them as Qualified Performance-Based Awards. The conditions for grant or vesting and the other provisions of performance units (including without limitation any applicable Performance Goals) need not be the same with respect to each Participant. Performance units may be paid in cash, shares of Common Stock, other property or any combination thereof, in the sole discretion of the Committee as set forth in the applicable agreement under Section 2.5. Performance units shall not have any voting rights, and holders of performance units shall not be shareholders of the Corporation unless and until shares of Common Stock are issued by the Corporation (in book-entry form or otherwise). The Performance Goals to be achieved for each performance period, whether the Performance Goals have been achieved, and the amount of the Award to be distributed shall be conclusively determined and certified (in writing in the case of Qualified Performance-Based Awards) by the Committee. Performance units may be paid in a lump sum or in installments following the close of the performance period(s). The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber performance units. The maximum value of the property, including cash, that may be paid or distributed to any Participant pursuant to a grant of performance units made in any one calendar year shall be five million United States of America dollars ($5,000,000).

SECTION 9

Other Stock-Based Awards

The Committee may award Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including but not limited to, unrestricted stock or dividend equivalents. Any such Award shall be subject to such terms and conditions as established by the Committee, and may include Qualified Performance-Based Awards. The maximum value of Common Stock and other property, including cash, that may be paid or distributed to any Participant pursuant to this Section 9 (and not pursuant to other sections of the Plan) in any one calendar year shall be five million United States of America dollars ($5,000,000).

SECTION 10

Issuance of Shares

The Committee may require each person purchasing or receiving shares of Common Stock pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. The obligation of the Corporation to issue shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the shares of Common Stock may then be listed, (iii) all other applicable laws, regulations, rules and orders which may then be in effect and (iv) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable.

SECTION 11

Additional Rights in Certain Events

11.1    Definitions.

For purposes of this Section 11, the following terms shall have the following meanings:

  (a)   "Section 11 Event" shall mean the date upon which any of the following events occurs:

      (i)  The acquisition by any individual, entity or group (a "Person") (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that, for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (x) any acquisition directly from the Corporation, (y) any acquisition by the Corporation or (z) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation;

     (ii)  Any time at which individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds (2/3) of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, provided, that for this purpose, the Incumbent Board shall not include any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (any individual not included in the Incumbent Board by reason of this proviso shall be excluded permanently for purposes of determining whether the Incumbent Board has at any time ceased for any reason to constitute at least two-thirds (2/3) of the Board);

    (iii)  Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns such voting power of the shares of the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least two-thirds (2/3) of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

     (iv)  Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

  (b)   "Covered Change of Control Termination" shall mean (i) the termination of Participant's employment by the Corporation other than for Cause during the one-year period after a Section 11 Event or (ii) the termination of Participant's employment by Participant during the one-year period after a Section 11 Event, in the case in which the Corporation has required the Participant to be based at a location in excess of thirty-five miles from the location of Participant's principal job location or office immediately prior to such change.

  (c)   "Cause" shall mean Participant's (i) willful misconduct in the performance of his or her duties (other than for Disability); (ii) dishonesty or breach of trust by Participant which is demonstrably injurious to the Corporation or its Subsidiaries; (iii) conviction for or plea of nolo contendere to a felony; (iv) insubordination or failure to follow directives issued by a superior at the Corporation or by the Board of Directors; (v) actions which cause a breach or violation of securities laws (including the Sarbanes-Oxley Act or any rules or regulations related thereto); or (vi) material violations of a Corporation policy.

11.2    Acceleration of the Exercise Date of Stock Options and Stock Appreciation Rights.    Subject to the provisions of Section 5 in the case of incentive stock options and Section 11.6, unless the agreement under Section 2.5 shall otherwise provide, and notwithstanding any other provision contained in the Plan other than Section 11.7, in case any Covered Change of Control Termination occurs with respect to a Participant, all outstanding stock options and stock appreciation rights of such Participant shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

11.3    Extension of the Expiration Date of Stock Options and Stock Appreciation Rights.    Subject to the provisions of Section 5 in the case of incentive stock options and Section 11.6, unless the agreement under Section 2.5 shall otherwise provide, and notwithstanding any other provision contained in the Plan other than Section 11.7, all stock options and stock appreciation rights held by a Participant whose employment with the Corporation or a Subsidiary terminates by a Covered Change of Control Termination shall be exercisable for a period of three months from the date of such termination of employment, but in no event after the expiration date of the stock option or stock appreciation right.

11.4    Lapse of Restrictions on Restricted Stock Awards.    Unless the agreement under Section 2.5 shall otherwise provide, and notwithstanding any other provision contained in the Plan other than Section 11.6 and Section 11.7, if any Covered Change of Control Termination occurs with respect to a Participant prior to the scheduled lapse of all restrictions applicable to restricted stock Awards of such Participant under the Plan (including but not limited to Qualified Performance-Based Awards), all such restrictions shall lapse upon the occurrence of any such Covered Changed of Control Termination regardless of the scheduled lapse of such restrictions.

11.5    Vesting of Restricted Stock Units and Performance Units.    Unless the agreement under Section 2.5 shall otherwise provide, and notwithstanding any other provision contained in the Plan other than Section 11.6 and Section 11.7, if any Covered Change of Control Termination occurs with respect to a

Participant, all restricted stock units and performance units (including but not limited to Qualified Performance-Based Awards) of such Participant shall be considered to be earned and payable in full, any vesting conditions shall be considered to have been satisfied, and such restricted stock units and performance units shall be settled in cash as promptly as is practicable.

11.6    Code Section 409A.    Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this Section 11 shall be applicable only to the extent specifically provided in the agreement under Section 2.5 applicable to the Award and permitted pursuant to Section 12.2.

11.7    Other Agreements.    Notwithstanding anything in this Plan to the contrary, to the extent that a Participant is a party to an agreement with the Corporation (such as an employment agreement) that has change in control provisions which provide for the acceleration of equity awards owned by the Participant, the provisions of such agreement and not the provisions herein shall control the acceleration and exercisability of such Participant's equity awards.

SECTION 12

Qualified Performance-Based Awards; Section 409A

12.1    Qualified Performance-Based Awards.

  (a)   The provisions of this Plan are intended to ensure that all options and stock appreciation rights granted hereunder to any Participant who is or may be a Covered Employee in the tax year in which such option or stock appreciation right is expected to be deductible to the Corporation qualify for the exemption from the limitation on deductions imposed by Section 162(m) of the Code (the "Section 162(m) Exemption"), and all such Awards shall therefore be considered Qualified Performance-Based Awards and this Plan shall be interpreted and operated consistent with that intention. When granting any Award other than an option or stock appreciation right, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that (i) the recipient is or may be a Covered Employee with respect to such Award, and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption, and the terms of any such Award (and of the grant thereof) shall be consistent with such designation. Within 90 days after the commencement of a performance period or, if earlier, by the expiration of 25% of a performance period, the Committee will designate one or more performance periods, determine the Participants for the performance periods and establish the Performance Goals for the performance periods.

  (b)   Each Qualified Performance-Based Award (other than an option or stock appreciation right) shall be earned, vested and/or payable (as applicable) upon certification in writing by the Committee of the achievement of one or more Performance Goals, together with the satisfaction of any other conditions, such as continued employment, as previously established by the Committee with respect to such Award.

  (c)   Notwithstanding any provision in the Plan or in any agreement under Section 2.5, to the extent that any such provision or action of the Committee would cause any Qualified Performance-Based Award not to qualify for the Section 162(m) Exemption, such provision or action shall be null and void as it relates to Covered Employees, to the extent permitted by law and deemed advisable by the Committee.

12.2    Code Section 409A.    It is the intention of the Corporation that no Award shall be "deferred compensation" subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in the immediately following sentence, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or shares of Common Stock pursuant thereto and any rules regarding treatment of such Awards in the event of a Section 11 Event, shall be set forth in the applicable agreement under Section 2.5, and shall comply in all respects with Section 409A of the Code.

SECTION 13

Effect of the Plan on the Rights of Participants

Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any Participant any right to be granted any Award under the Plan. Nothing in the Plan, in any Award under the Plan or in any agreement under Section 2.5 providing for any Award under the Plan shall confer any right to any Participant to continue in the employ or service of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary or shareholders to terminate the employment or service of such Participant at any time or adjust his or her compensation at any time.

SECTION 14

Amendment or Termination

The right to amend the Plan at any time and from time to time and the right to terminate the Plan are hereby specifically reserved to the Board; provided that no such amendment of the Plan shall, without shareholder approval (a) increase the maximum aggregate number of shares of Common Stock for which Awards may be made under Section 4.1 of the Plan, (b) increase the maximum aggregate number of shares of Common Stock as to which incentive stock options may be granted under Section 4.1 of the Plan, (c) make any changes in the class of Participants eligible to receive Awards under the Plan, (d) change the maximum number of shares of Common Stock as to which Awards may be made to any Participant under Section 4.2 of the Plan, or the maximum amount that may be paid or distributed to any Participant pursuant to a grant of performance units or other stock-based Awards made in any one calendar year under Section 8 or 9 of the Plan, respectively, (e) change the exercise price or Base Price permitted under Section 5.3 of the Plan or the restrictions regarding repricing under Section 5.3 of the Plan, (f) be made if shareholder approval of the amendment is at the time required for Awards under the Plan to qualify for the exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any stock exchange on which the Common Stock may then be listed or (g) be made to the extent such approval is needed for Qualified Performance-Based Awards to qualify for the Section 162(m) Exemption. No amendment or termination of the Plan shall, without the written consent of the holder of an Award under the Plan, adversely affect the rights of such holder with respect thereto.

SECTION 15

General Provisions

15.1    Additional Compensation Arrangements.    Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting other or additional compensation arrangements for its Participants.

15.2    Tax Withholding.    No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local or foreign income or employment or other tax purposes with respect to any Award under the Plan, such Participant shall pay to the Corporation (or, if applicable, a Subsidiary), or make arrangements satisfactory to the Corporation (or, if applicable, a Subsidiary) regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount unless otherwise determined by the Committee) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes, and provided that any fractional share amount must be paid in cash or withheld from compensation otherwise due to the Participant. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

15.3    Limitation of Liability.    The grant of any Award shall not:

  (a)   give a Participant any rights except as expressly set forth in the Plan or in the agreement under Section 2.5;

  (b)   create any fiduciary or other obligation of the Corporation or any Subsidiary to take any action or provide to the Participant any assistance or dedicate or permit the use of any assets of the Corporation or any Subsidiary that would permit the Participant to be able to attain any Performance Goals associated with any Award;

  (c)   create any trust, fiduciary or other duty or obligation of the Corporation or any Subsidiary to engage in any particular business, continue to engage in any particular business, engage in any particular business practices or sell any particular product or products; or

  (d)   create any obligation of the Corporation or any Subsidiary that shall be greater than the obligation of the Corporation or that Subsidiary to any of their general unsecured creditors.

15.4    Limitation on Dividend Reinvestment and Dividend Equivalents.    Reinvestment of dividends in additional restricted stock at the time of any dividend payment, and the payment of shares with respect to dividends to Participants holding Awards of restricted stock units, shall only be permissible if authorized by the Committee and if sufficient shares of Common Stock are available under Section 4 for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares of Common Stock are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of restricted stock units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which restricted stock units shall provide for settlement in cash and for dividend equivalent reinvestment in further restricted stock units on the terms contemplated by this Section 15.4.

15.5    Governing Law and Interpretation.    To the extent not inconsistent with federal law, the Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to principles of conflict of laws. The captions of this Plan are not part of the provisions hereof and shall have no force or effect.

15.6    Dispute Resolution.    Since Awards are granted in Western Pennsylvania, records relating to the Plan and Awards are located in Western Pennsylvania, and the Plan and Awards are administered in Western Pennsylvania, the Corporation and the Participant to whom an Award is granted, for themselves and their heirs, representatives, successors and assigns (collectively, the "Parties") irrevocably submit to the exclusive and sole jurisdiction and venue of the state courts of Allegheny County, Pennsylvania and the federal courts of the Western District of Pennsylvania with respect to any and all disputes arising out of or relating to the Plan, the subject matter of the Plan or any Awards under the Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any Awards or the terms and conditions of the Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to the Plan, and to ensure consistency in application and interpretation of the governing law under Section 15.5 of the Plan, the Parties agree that (a) sole and exclusive appropriate venue for any such action shall be the Pennsylvania courts described in the immediately preceding sentence, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Pennsylvania courts, and no other, (c) such Pennsylvania courts shall have sole and exclusive jurisdiction over the Parties and over the subject matter of any dispute relating hereto and (d) the Parties waive any and all objections and defenses to bringing any such action before such Pennsylvania courts, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

15.7    Non-Transferability.    Except as otherwise specifically provided in the Plan or by the Committee and limited to a transfer without the payment of value or consideration to the Participant, Awards under the Plan are not transferable except by will or by laws of descent and distribution of the state of domicile of the Participant at the time of death.

15.8    Deferrals.    The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred, provided that any such deferral is consistent with all aspects of Section 409A of the Code. Subject to the provisions of this Plan and any agreement under Section 2.5, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares or otherwise reinvested.

15.9    Integration.    The Plan and any written agreements executed by Participants and the Corporation under Section 2.5 contain all of the understandings and representations between the parties and supersede any prior understandings and agreements entered into between them regarding the subject matter within. There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of the Plan which are not fully expressed in the Plan and the written agreements.

15.10    Foreign Employees and Foreign Law Considerations.    The Committee may grant Awards to eligible employees who are foreign nationals, who are located outside the United States of America or who are not compensated from a payroll maintained in the United States of America, or who are otherwise subject to (or could cause the Corporation to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States of America, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

SECTION 16

Effective Date and Duration of Plan

The effective date and date of adoption of the Plan shall be March 17, 2014, the date of adoption of the Plan by the Board, provided that the Plan is approved by a majority of the votes cast at a meeting of shareholders duly called, convened and held on or prior to May 7, 2014, at which a quorom representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting on the Plan. No stock option or stock appreciation right granted under the Plan on or after March 17, 2014 may be exercised until after such approval and any restricted stock, restricted stock units, performance units or other Award awarded under the Plan shall be forfeited to the Corporation on May 7, 2014 if such approval has not been obtained on or prior to that date. No Award under the Plan may be made subsequent to March 17, 2024.

Dear Calgon Carbon Corporation Stockholder: The Annual Meeting of Stockholders of Calgon Carbon Corporation will be held at 9:30 A.M., Eastern Time on May 7, 2014 at the Company’s office, 400 Calgon Carbon Drive, Pittsburgh, Pennsylvania 15205, for the purpose of considering and acting upon each of the following: 1. Election of three directors — Randall S. Dearth, John J. Paro and Timothy G. Rupert; 2. Ratification of Deloitte & Touche LLP as independent registered public accounting firm for 2014; 3. Approval, on an advisory basis, of the compensation of the named executive officers of Calgon Carbon Corporation as described under the heading entitled “Executive and Director Compensation” in the Proxy Statement for the 2014 Annual Meeting of Stockholders; and 4. Approval of the Amended and Restated Calgon Carbon Corporation 2008 Equity Incentive Plan. Stockholders of record at the close of business on March 13, 2014 are entitled to vote at the Meeting. The Board of Directors recommends a vote “FOR” each of the above proposals. You may vote by Internet, by phone, by mail or in person. If you wish to vote by Internet or by phone, you will need your Stockholder Control Number, which can be found on the bottom right hand corner of this notice. No other personal information will be required in order to vote in this manner. If you request a paper copy of these documents and the proxy card in accordance with the instructions below and wish to vote by mail, simply cast your vote on the proxy card, sign, date and return. You may also vote in person at the Annual Meeting. If you wish to vote in person, you will need personal identification and, unless you are a registered holder of Common Stock, evidence of your ownership of Calgon Carbon Corporation Common Stock as of the close of business on the record date. Directions to attend the Annual Meeting, where you may vote in person, can be found at: http://phx.corporate-ir.net/phoenix.zhtml?c=89025&p=irol-irhome. If you want to receive a paper copy of the proxy statement, proxy card or annual report, you can request one at any time. We will not send you paper copies unless you request them. There is no charge to you for requesting a copy. Please make your request for these reports by April 24, 2014 to facilitate timely delivery. You will need your Stockholder Control Number that can be found in the lower right hand corner of this letter. Then, either: Call our toll-free number, (800) 951-2405; or Visit our website at http://www.cfpproxy.com/7173; or Send us an email at fulfillment@rtco.com and enter the Stockholder Control Number when prompted or, if you send us an email, enter it in the subject line. You will have the opportunity to make your request for paper copies apply to all future stockholder meetings, which you may later revoke at any time. We ask that you cast your vote promptly. Please help save the company additional solicitation costs by voting today. Thank you for your continued support! Stockholder Control Number IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 7, 2014 This not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, including the Proxy Statement, Proxy Card and Annual Report are available online at http://www.cfpproxy.com/7173.

PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY CALGON CARBON CORPORATION YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS Stockholders of record have three ways to vote: 1. By Telephone (using a Touch-Tone Phone); or 2. By Internet; or 3. By Mail. To Vote by Telephone: Call 1-855-574-1081 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 7, 2014. To Vote by Internet: Go to https://www.rtcoproxy.com/ccc prior to 3 a.m., May 7, 2014. Please note that the last vote received from a stockholder, whether by telephone, by Internet or by mail, will be the vote counted. Mark here if you plan to attend the meeting. Mark here for address change. __________________________________________________________ __________________________________________________________ __________________________________________________________ IF YOU ARE ATTENDING THE MEETING IN PERSON, PLEASE BRING A VALID ID FOR BUILDING SECURITY CHECK-IN. Annual Meeting Materials are available at: http://www.cfpproxy.com/7173 Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. Please sign exactly as your name appears on this card. If stock is registered in the names of two or more joint owners or trustees, each joint owner or trustee should sign this proxy. When signing as an executor, administrator, trustee, guardian, agent or attorney, please give your full title as such. For Withhold For All All All Except FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD TO REGISTRAR AND TRANSFER COMPANY, 10 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016, ONLY IF VOTING BY MAIL. 1. To elect three Directors. The nominees are 01) Randall S. Dearth 02) John J. Paro 03) Timothy G. Rupert INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. For Against Abstain 2. Ratification of Deloitte & Touche LLP as independent registered public accounting firm for 2014. 3. Approval, on an advisory basis, of the compensation of the named executive officers of Calgon Carbon Corporation as described under the heading entitled “Executive and Director Compensation” in the Proxy Statement for the 2014 Annual Meeting of Stockholders. 4. Approval of the Amended and Restated Calgon Carbon Corporation 2008 Equity Incentive Plan. The undersigned hereby revokes any proxy heretofore given. This proxy will be voted in accordance with instructions specified above, but in the absence of any instructions will be voted “FOR” each director nominee and “FOR” proposals 2, 3 and 4 stated above. If any other business is presented at the meeting, the proxies are authorized to vote thereon in their discretion. The Company has proposed the foregoing four (4) proposals. The Board of Directors recommends a vote “FOR” each director nominee and “FOR” proposals 2, 3 and 4 stated above. For Against Abstain For Against Abstain

YOUR VOTE IS IMPORTANT! Annual Meeting Materials are available on-line at: http://www.cfpproxy.com/7173 You can vote in one of three ways: 1. Call toll free 1-855-574-1081 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.rtcoproxy.com/ccc and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS REVOCABLE PROXY CALGON CARBON CORPORATION ANNUAL MEETING OF STOCKHOLDERS MAY 7, 2014 9:30 A.M. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Randall S. Dearth and Richard D. Rose, or either of them, are hereby appointed, for the undersigned, with full power of substitution, to vote all the shares of Common Stock of Calgon Carbon Corporation (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company scheduled for May 7, 2014 at 9:30 A.M. at the Company’s office, 400 Calgon Carbon Drive, Pittsburgh, Pennsylvania 15205, and at any adjournment thereof, as directed on the reverse side and, in their discretion on any matters which may properly come before the meeting. This proxy will be voted as directed or if no direction is provided, the shares represented by this proxy will be voted FOR all of the nominees listed in proposal 1 and FOR proposals 2, 3 and 4. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY. (Continued on the other side) CALGON CARBON CORPORATION — ANNUAL MEETING, MAY 7, 2014 7173